UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-5897
                                   ------------


                        AXP MARKET ADVANTAGE SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     1/31
                         --------------
Date of reporting period:    7/31
                         --------------

                          o AXP(R) Portfolio Builder Conservative Fund

                          o AXP(R) Portfolio Builder Moderate Conservative Fund

                          o AXP(R) Portfolio Builder Moderate Fund

                          o AXP(R) Portfolio Builder Moderate Aggressive Fund

                          o AXP(R) Portfolio Builder Aggressive Fund

                          o AXP(R) Portfolio Builder Total Equity Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   July 31, 2005

The enclosed semiannual report describes six funds, each of which invests in other American Express Funds.

(This semiannual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshots                                               3

Portfolio Allocation                                         4

Investment Changes

   AXP Portfolio Builder Conservative Fund                   6

   AXP Portfolio Builder Moderate Conservative Fund          7

   AXP Portfolio Builder Moderate Fund                       8

   AXP Portfolio Builder Moderate Aggressive Fund            9

   AXP Portfolio Builder Aggressive Fund                    10

   AXP Portfolio Builder Total Equity Fund                  11

Performance Summaries                                       12

Questions & Answers with Portfolio Management               16

Investments in Affiliated Funds                             20

Financial Statements                                        26

Notes to Financial Statements                               33

Fund Expenses Example                                       51

Proxy Voting                                                58

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Fund Snapshots
                          AT JULY 31, 2005

PORTFOLIO MANAGEMENT

Portfolio managers              Since      Years in industry
Kent M. Bergene                 3/04              23
David M. Joy                    3/04              28
Michelle Keeley                 3/04              19
William F. Truscott             3/04              22

The Capital Markets Committee provides initial guidance with respect to strategic asset allocation among the three main asset classes: equity, fixed income, and cash. The Asset Allocation Committee, comprised of Messrs. Joy and Truscott, and Ms. Keeley, next determines the asset class and investment category allocations for each Fund. The Fund Selection Committee, comprised of Messrs. Bergene, Joy and Truscott, and Ms. Keeley, then determines the underlying fund selections for each Fund.

INCEPTION DATES

A: 3/4/04        B: 3/4/04       C: 3/4/04       Y: 3/4/04

TICKER SYMBOLS

AXP Portfolio Builder Conservative Fund
A: ABDAX         B: ABBDX        C: --           Y: --

AXP Portfolio Builder Moderate Conservative Fund
A: AUCAX         B: AMDBX        C: --           Y: --

AXP Portfolio Builder Moderate Fund
A: ABUAX         B: AURBX        C: --           Y: --

AXP Portfolio Builder Moderate Aggressive Fund
A: AXMAX         B: ABMBX        C: --           Y: --

AXP Portfolio Builder Aggressive Fund
A: AXBAX         B: AXPBX        C: --           Y: --

AXP Portfolio Builder Total Equity Fund
A: AXTAX         B: AXTBX        C: --           Y: --

The Portfolio Builder Funds are "funds of funds" comprised of holdings in several different American Express Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or other sector funds. Specific risk considerations are discussed in the fund's prospectus. International investing involves increased risk and volatility, related to market, currency, economic, political and other factors. Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future. Higher yield corporate bond prices may fluctuate more broadly than prices of higher quality bonds. Risk to principal and income is also greater than with higher quality securities.

FUND OBJECTIVES

AXP Portfolio Builder Conservative Fund

o Seeks the highest level of total return consistent with a conservative level of risk.

o Invests primarily in fixed income securities with a small complement of equity securities.

Total net assets                              $88.8 million

Number of holdings                                       31

AXP Portfolio Builder Moderate Conservative Fund

o Seeks the highest level of total return consistent with a moderate conservative level of risk.

o Invests primarily in fixed income securities with a moderate complement of equities.

Total net assets                             $172.5 million

Number of holdings                                       33

AXP Portfolio Builder Moderate Fund

o Seeks the highest level of total return consistent with a moderate level of risk.

o Invests primarily in a balance of fixed income and equity securities.

Total net assets                             $434.3 million

Number of holdings                                       33

AXP Portfolio Builder Moderate Aggressive Fund

o Seeks the highest level of total return consistent with a moderate aggressive level of risk.

o Invests primarily in equities with a moderate complement of fixed income securities.

Total net assets                             $535.6 million

Number of holdings                                       33

AXP Portfolio Builder Aggressive Fund

o Seeks the highest level of total return consistent with an aggressive level of risk.

o Invests primarily in equities, with a small complement of fixed income securities.

Total net assets                             $260.3 million

Number of holdings                                       31

AXP Portfolio Builder Total Equity Fund
o Seeks the highest level of total return consistent with a very aggressive level of risk.

o Invests entirely in equities under normal market conditions.

Total net assets                             $209.3 million

Number of holdings                                       26

--------------------------------------------------------------------------------
3 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Fund Snapshots

AXP PORTFOLIO BUILDER CONSERVATIVE FUND

PORTFOLIO ALLOCATION

Percentage of portfolio assets at July 31, 2005

[PIE CHART]

FIXED INCOME FUNDS
Investment Grade 61.8%
Inflation Protected Securities 5.5%
Global Bond 1.2%

CASH EQUIVALENTS
Money Market 7.7%

EQUITY FUNDS
U.S. Large Cap 13.3%
International 4.4%
Real Estate 3.2%
U.S. Mid Cap 2.2%
U.S. Small Cap 0.7%

TOP FIVE HOLDINGS

Percentage of portfolio assets at July 31, 2005

AXP(R) Selective Fund                                    21.8%
AXP(R) Core Bond Fund                                    15.9
AXP(R) Short Duration U.S. Government Fund               12.7
AXP(R) Limited Duration Bond Fund                        11.4
AXP(R) Cash Management Fund                               7.7

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

AXP PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND

PORTFOLIO ALLOCATION

Percentage of portfolio assets at July 31, 2005

[PIE CHART]

FIXED INCOME FUNDS
Investment Grade 42.1%
Global Bond 6.2%
Inflation Protected Securities 6.0%
High Yield 3.7%

CASH EQUIVALENTS
Money Market 3.1%

EQUITY FUNDS
U.S. Large Cap 23.1%
International 7.6%
U.S. Mid Cap 3.8%
Real Estate 3.2%
U.S. Small Cap 1.2%

TOP FIVE HOLDINGS

Percentage of portfolio assets at July 31, 2005

AXP(R) Selective Fund                                    15.2%
AXP(R) Limited Duration Bond Fund                        12.2
AXP(R) Short Duration U.S. Government Fund                8.0
AXP(R) Core Bond Fund                                     6.7
AXP(R) Global Bond Fund                                   6.2

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

AXP PORTFOLIO BUILDER MODERATE FUND

PORTFOLIO ALLOCATION

Percentage of portfolio assets at July 31, 2005

[PIE CHART]

EQUITY FUNDS
U.S. Large Cap 32.8%
International 10.6%
U.S. Mid Cap 5.5%
Real Estate 3.2%
U.S. Small Cap 1.8%

FIXED INCOME FUNDS
Investment Grade 27.1%
High Yield 8.4%
Global Bond 6.0%
Inflation Protected Securities 4.6%

TOP FIVE HOLDINGS

Percentage of portfolio assets at July 31, 2005

AXP(R) Selective Fund                                    13.6%
AXP(R) Core Bond Fund                                    10.7
AXP(R) Income Opportunities Fund                          8.4
AXP(R) Growth Fund                                        7.0
AXP(R) Global Bond Fund                                   6.0

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

--------------------------------------------------------------------------------
4 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Fund Snapshots

AXP PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND

PORTFOLIO ALLOCATION

Percentage of portfolio assets at July 31, 2005

[PIE CHART]

EQUITY FUNDS
U.S. Large Cap 42.5%
International 13.7%
U.S. Mid Cap 7.1%
Real Estate 3.2%
U.S. Small Cap 2.3%

FIXED INCOME FUNDS
Investment Grade 18.6%
Global Bond 6.3%
High Yield 3.2%
Inflation Protected Securities 3.1%

TOP FIVE HOLDINGS

Percentage of portfolio assets at July 31, 2005

AXP(R) Growth Fund                                        9.1%
AXP(R) Selective Fund                                     7.5
AXP(R) Core Bond Fund                                     6.9
AXP(R) Global Bond Fund                                   6.3
AXP(R) Partners Growth Fund                               5.6

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

AXP PORTFOLIO BUILDER AGGRESSIVE FUND

PORTFOLIO ALLOCATION

Percentage of portfolio assets at July 31, 2005

[PIE CHART]

EQUITY FUNDS
U.S. Large Cap 51.9%
International 16.8%
U.S. Mid Cap 8.7%
Real Estate 3.2%
U.S. Small Cap 2.8%

FIXED INCOME FUNDS
Investment Grade 11.0%
High Yield 3.4%
Global Bond 2.2%

TOP FIVE HOLDINGS

Percentage of portfolio assets at July 31, 2005

AXP(R) Growth Fund                                       11.1%
AXP(R) Partners Growth Fund                               6.9
AXP(R) Diversified Equity Income Fund                     6.7
AXP(R) Quantitative Large Cap Equity Fund                 6.2
AXP(R) New Dimensions Fund(R)                             5.3

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

AXP PORTFOLIO BUILDER TOTAL EQUITY FUND

PORTFOLIO ALLOCATION

Percentage of portfolio assets at July 31, 2005

[PIE CHART]

EQUITY FUNDS
U.S. Large Cap 62.7%
International 20.3%
U.S. Mid Cap 10.5%
U.S. Small Cap 3.4%
Real Estate 3.1%

TOP FIVE HOLDINGS

Percentage of portfolio assets at July 31, 2005

AXP(R) Growth Fund                                       13.4%
AXP(R) Partners Growth Fund                               8.3
AXP(R) Diversified Equity Income Fund                     8.0
AXP(R) Quantitative Large Cap Equity Fund                 7.5
AXP(R) New Dimensions Fund(R)                             6.3

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

--------------------------------------------------------------------------------
5 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investment Changes

AXP PORTFOLIO BUILDER CONSERVATIVE FUND

Fund holdings at July 31, 2005                                               % of Fund's           % of Fund's portfolio assets
                                                                          portfolio assets                 6 months ago
Global Bond Fund
AXP(R) Global Bond Fund                                                            1.1%                            --

Inflation Protected Securities Fund
AXP(R) Inflation Protected Securities Fund                                         5.5%                            --

Investment Grade Fixed-Income Funds
Includes government, corporate, mortgage and agency securities

AXP(R) Core Bond Fund                                                             15.9%                          19.1%
AXP(R) Limited Duration Bond Fund                                                 11.4%                          11.6%
AXP(R) Selective Fund                                                             21.8%                          31.1%
AXP(R) Short Duration U.S. Government Fund                                        12.7%                           7.6%
                                                                       ---------------------------------------------------------
                                                                                  61.8%                          69.4%
                                                                       ---------------------------------------------------------
International Equity Funds
AXP(R) Partners International Aggressive Growth Fund                               1.4%                           1.4%
AXP(R) Partners International Core Fund                                            0.8%                           1.1%
AXP(R) Partners International Select Value Fund                                    1.1%                           1.0%
AXP(R) Partners International Small Cap Fund                                       0.2%                           0.5%
AXP(R) Threadneedle International Fund                                             0.9%                           0.9%
                                                                       ---------------------------------------------------------
                                                                                   4.4%                           4.9%
                                                                       ---------------------------------------------------------
Domestic Equity Funds
AXP(R) Real Estate Fund                                                            3.2%                           3.2%
AXP(R) Diversified Equity Income Fund                                              1.7%                           0.7%
AXP(R) Growth Fund                                                                 2.9%                           2.5%
AXP(R) Large Cap Equity Fund                                                       0.8%                           0.6%
AXP(R) Large Cap Value Fund                                                        0.7%                           1.3%
AXP(R) New Dimensions Fund(R)                                                      1.4%                           1.9%
AXP(R) Partners Fundamental Value Fund                                             0.9%                           0.7%
AXP(R) Partners Growth Fund                                                        1.7%                           1.3%
AXP(R) Partners Value Fund                                                         1.1%                           1.3%
AXP(R) Quantitative Large Cap Equity Fund                                          1.6%                           1.3%
AXP(R) Stock Fund                                                                  0.5%                           0.5%
AXP(R) Equity Select Fund                                                          0.7%                           0.7%
AXP(R) Mid Cap Value Fund                                                          0.2%                           0.2%
AXP(R) Partners Aggressive Growth Fund                                             1.0%                           0.7%
AXP(R) Partners Select Value Fund                                                  0.3%                           0.5%
AXP(R) Partners Small Cap Core Fund                                                0.2%                           0.1%
AXP(R) Partners Small Cap Growth Fund                                              0.2%                           0.1%
AXP(R) Partners Small Cap Value Fund                                               0.2%                           0.4%
AXP(R) Small Cap Advantage Fund                                                    0.2%                           0.1%
                                                                       ---------------------------------------------------------
                                                                                  19.5%                          18.1%
                                                                       ---------------------------------------------------------

Money Market Fund
AXP(R) Cash Management Fund                                                        7.7%                           7.6%
                                                                       ---------------------------------------------------------
                                                                                 100.0%                         100.0%
                                                                       ---------------------------------------------------------

--------------------------------------------------------------------------------
6 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investment Changes

AXP PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND

Fund holdings at July 31, 2005                                               % of Fund's           % of Fund's portfolio assets
                                                                          portfolio assets                 6 months ago
Global Bond Fund
AXP(R) Global Bond Fund                                                            6.2%                           5.0%

High Yield Fixed-Income Fund
AXP(R) Income Opportunities Fund                                                   3.7%                           5.0%

Inflation Protected Securities Fund
AXP(R) Inflation Protected Securities Fund                                         6.0%                           6.2%

Investment Grade Fixed-Income Funds
Includes government, corporate, mortgage and agency securities

AXP(R) Core Bond Fund                                                              6.7%                          10.0%
AXP(R) Limited Duration Bond Fund                                                 12.2%                          12.5%
AXP(R) Selective Fund                                                             15.2%                          14.4%
AXP(R) Short Duration U.S. Government Fund                                         8.0%                           6.2%
                                                                       ---------------------------------------------------------
                                                                                  42.1%                          43.1%
                                                                       ---------------------------------------------------------

International Equity Funds
AXP(R) Partners International Aggressive Growth Fund                               2.3%                           2.1%
AXP(R) Partners International Core Fund                                            1.3%                           1.5%
AXP(R) Partners International Select Value Fund                                    1.7%                           1.6%
AXP(R) Partners International Small Cap Fund                                       0.3%                           0.7%
AXP(R) Threadneedle Emerging Markets Fund                                          0.6%                           1.3%
AXP(R) Threadneedle International Fund                                             1.4%                           1.2%
                                                                       ---------------------------------------------------------
                                                                                   7.6%                           8.4%
                                                                       ---------------------------------------------------------

Domestic Equity Funds
AXP(R) Real Estate Fund                                                            3.2%                           3.2%
AXP(R) Diversified Equity Income Fund                                              2.9%                           1.4%
AXP(R) Growth Fund                                                                 4.9%                           4.3%
AXP(R) Large Cap Equity Fund                                                       1.4%                           1.1%
AXP(R) Large Cap Value Fund                                                        1.3%                           2.1%
AXP(R) New Dimensions Fund(R)                                                      2.4%                           3.3%
AXP(R) Partners Fundamental Value Fund                                             1.5%                           1.5%
AXP(R) Partners Growth Fund                                                        3.0%                           2.2%
AXP(R) Partners Value Fund                                                         1.9%                           2.0%
AXP(R) Quantitative Large Cap Equity Fund                                          2.8%                           2.2%
AXP(R) Stock Fund                                                                  0.9%                           0.8%
AXP(R) Equity Select Fund                                                          1.2%                           1.3%
AXP(R) Mid Cap Value Fund                                                          0.4%                           0.6%
AXP(R) Partners Aggressive Growth Fund                                             1.7%                           1.4%
AXP(R) Partners Select Value Fund                                                  0.5%                           0.7%
AXP(R) Partners Small Cap Core Fund                                                0.3%                           0.2%
AXP(R) Partners Small Cap Growth Fund                                              0.3%                           0.2%
AXP(R) Partners Small Cap Value Fund                                               0.4%                           0.5%
AXP(R) Small Cap Advantage Fund                                                    0.3%                           0.2%
                                                                       ---------------------------------------------------------
                                                                                  31.3%                          29.2%
                                                                       ---------------------------------------------------------

Money Market Fund
AXP(R) Cash Management Fund                                                        3.1%                           3.1%
                                                                       ---------------------------------------------------------
                                                                                 100.0%                         100.0%
                                                                       ---------------------------------------------------------

--------------------------------------------------------------------------------
7 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investment Changes

AXP PORTFOLIO BUILDER MODERATE FUND

Fund holdings at July 31, 2005                                               % of Fund's           % of Fund's portfolio assets
                                                                          portfolio assets                 6 months ago
International Equity Funds
AXP(R) Partners International Aggressive Growth Fund                               3.2%                           3.1%
AXP(R) Partners International Core Fund                                            1.8%                           2.1%
AXP(R) Partners International Select Value Fund                                    2.4%                           2.3%
AXP(R) Partners International Small Cap Fund                                       0.4%                           1.0%
AXP(R) Threadneedle Emerging Markets Fund                                          0.8%                           1.8%
AXP(R) Threadneedle International Fund                                             2.0%                           1.7%
                                                                       ---------------------------------------------------------
                                                                                  10.6%                          12.0%
                                                                       ---------------------------------------------------------

Domestic Equity Funds
AXP(R) Real Estate Fund                                                            3.2%                           3.1%
AXP(R) Diversified Equity Income Fund                                              4.2%                           2.2%
AXP(R) Growth Fund                                                                 7.0%                           6.0%
AXP(R) Large Cap Equity Fund                                                       2.1%                           1.6%
AXP(R) Large Cap Value Fund                                                        1.8%                           2.9%
AXP(R) New Dimensions Fund(R)                                                      3.4%                           4.6%
AXP(R) Partners Fundamental Value Fund                                             2.2%                           2.2%
AXP(R) Partners Growth Fund                                                        4.3%                           3.3%
AXP(R) Partners Value Fund                                                         2.7%                           2.8%
AXP(R) Quantitative Large Cap Equity Fund                                          3.9%                           3.2%
AXP(R) Stock Fund                                                                  1.3%                           1.2%
AXP(R) Equity Select Fund                                                          1.8%                           2.0%
AXP(R) Mid Cap Value Fund                                                          0.5%                           0.8%
AXP(R) Partners Aggressive Growth Fund                                             2.5%                           2.0%
AXP(R) Partners Select Value Fund                                                  0.8%                           0.9%
AXP(R) Partners Small Cap Core Fund                                                0.4%                           0.4%
AXP(R) Partners Small Cap Growth Fund                                              0.4%                           0.3%
AXP(R) Partners Small Cap Value Fund                                               0.5%                           0.7%
AXP(R) Small Cap Advantage Fund                                                    0.4%                           0.4%
                                                                       ---------------------------------------------------------
                                                                                  43.4%                          40.6%
                                                                       ---------------------------------------------------------

Global Bond Fund
AXP(R) Global Bond Fund                                                            6.0%                           4.7%

High Yield Fixed-Income Fund
AXP(R) Income Opportunities Fund                                                   8.4%                           9.5%

Inflation Protected Securities Fund
AXP(R) Inflation Protected Securities Fund                                         4.6%                           4.7%

Investment Grade Fixed-Income Funds
Includes government, corporate, mortgage and agency securities

AXP(R) Core Bond Fund                                                             10.7%                          11.1%
AXP(R) Limited Duration Bond Fund                                                  2.3%                           4.8%
AXP(R) Selective Fund                                                             13.6%                          12.6%
AXP(R) Short Duration U.S. Government Fund                                         0.4%                            --
                                                                       ---------------------------------------------------------
                                                                                  27.0%                          28.5%
                                                                       ---------------------------------------------------------
                                                                                 100.0%                         100.0%
                                                                       ---------------------------------------------------------

--------------------------------------------------------------------------------
8 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investment Changes

AXP PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND

Fund holdings at July 31, 2005                                               % of Fund's           % of Fund's portfolio assets
                                                                          portfolio assets                 6 months ago
International Equity Funds
AXP(R) Partners International Aggressive Growth Fund                               4.1%                           4.1%
AXP(R) Partners International Core Fund                                            2.4%                           2.6%
AXP(R) Partners International Select Value Fund                                    3.1%                           3.0%
AXP(R) Partners International Small Cap Fund                                       0.5%                           1.4%
AXP(R) Threadneedle Emerging Markets Fund                                          1.0%                           2.4%
AXP(R) Threadneedle International Fund                                             2.6%                           2.3%
                                                                       ---------------------------------------------------------
                                                                                  13.7%                          15.8%
                                                                       ---------------------------------------------------------

Domestic Equity Funds
AXP(R) Real Estate Fund                                                            3.2%                           3.2%
AXP(R) Diversified Equity Income Fund                                              5.4%                           2.8%
AXP(R) Growth Fund                                                                 9.1%                           7.7%
AXP(R) Large Cap Equity Fund                                                       2.7%                           2.1%
AXP(R) Large Cap Value Fund                                                        2.3%                           3.9%
AXP(R) New Dimensions Fund(R)                                                      4.3%                           6.0%
AXP(R) Partners Fundamental Value Fund                                             2.9%                           3.0%
AXP(R) Partners Growth Fund                                                        5.6%                           4.3%
AXP(R) Partners Value Fund                                                         3.4%                           3.6%
AXP(R) Quantitative Large Cap Equity Fund                                          5.0%                           4.2%
AXP(R) Stock Fund                                                                  1.7%                           1.6%
AXP(R) Equity Select Fund                                                          2.3%                           2.5%
AXP(R) Mid Cap Value Fund                                                          0.7%                           1.1%
AXP(R) Partners Aggressive Growth Fund                                             3.1%                           2.5%
AXP(R) Partners Select Value Fund                                                  1.0%                           1.2%
AXP(R) Partners Small Cap Core Fund                                                0.6%                           0.5%
AXP(R) Partners Small Cap Growth Fund                                              0.6%                           0.5%
AXP(R) Partners Small Cap Value Fund                                               0.7%                           0.9%
AXP(R) Small Cap Advantage Fund                                                    0.5%                           0.4%
                                                                       ---------------------------------------------------------
                                                                                  55.1%                          52.0%
                                                                       ---------------------------------------------------------

Global Bond Fund
AXP(R) Global Bond Fund                                                            6.3%                           4.8%

High Yield Fixed-Income Fund
AXP(R) Income Opportunities Fund                                                   3.2%                           4.8%

Inflation Protected Securities Fund
AXP(R) Inflation Protected Securities Fund                                         3.1%                           3.2%

Investment Grade Fixed-Income Funds
Includes government, corporate, mortgage and agency securities

AXP(R) Core Bond Fund                                                              6.8%                           7.6%
AXP(R) Limited Duration Bond Fund                                                  3.1%                           3.3%
AXP(R) Selective Fund                                                              7.5%                           8.5%
AXP(R) Short Duration U.S. Government Fund                                         1.2%                            --
                                                                       ---------------------------------------------------------
                                                                                  18.6%                          19.4%
                                                                       ---------------------------------------------------------
                                                                                 100.0%                         100.0%
                                                                       ---------------------------------------------------------

--------------------------------------------------------------------------------
9 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investment Changes

AXP PORTFOLIO BUILDER AGGRESSIVE FUND

Fund holdings at July 31, 2005                                               % of Fund's           % of Fund's portfolio assets
                                                                          portfolio assets                 6 months ago
International Equity Funds
AXP(R) Partners International Aggressive Growth Fund                               5.1%                           5.1%
AXP(R) Partners International Core Fund                                            2.9%                           3.2%
AXP(R) Partners International Select Value Fund                                    3.8%                           3.7%
AXP(R) Partners International Small Cap Fund                                       0.6%                           1.7%
AXP(R) Threadneedle Emerging Markets Fund                                          1.3%                           3.0%
AXP(R) Threadneedle International Fund                                             3.1%                           2.5%
                                                                       ---------------------------------------------------------
                                                                                  16.8%                          19.2%
                                                                       ---------------------------------------------------------

Domestic Equity Funds
AXP(R) Real Estate Fund                                                            3.2%                           3.0%
AXP(R) Diversified Equity Income Fund                                              6.7%                           3.6%
AXP(R) Growth Fund                                                                11.1%                           9.7%
AXP(R) Large Cap Equity Fund                                                       3.2%                           2.5%
AXP(R) Large Cap Value Fund                                                        2.9%                           4.6%
AXP(R) New Dimensions Fund(R)                                                      5.2%                           7.5%
AXP(R) Partners Fundamental Value Fund                                             3.5%                           3.9%
AXP(R) Partners Growth Fund                                                        6.9%                           5.2%
AXP(R) Partners Value Fund                                                         4.2%                           4.4%
AXP(R) Quantitative Large Cap Equity Fund                                          6.2%                           5.2%
AXP(R) Stock Fund                                                                  2.0%                           1.9%
AXP(R) Equity Select Fund                                                          2.8%                           3.1%
AXP(R) Mid Cap Value Fund                                                          0.8%                           1.4%
AXP(R) Partners Aggressive Growth Fund                                             3.9%                           3.1%
AXP(R) Partners Select Value Fund                                                  1.2%                           1.5%
AXP(R) Partners Small Cap Core Fund                                                0.7%                           0.6%
AXP(R) Partners Small Cap Growth Fund                                              0.7%                           0.6%
AXP(R) Partners Small Cap Value Fund                                               0.8%                           1.2%
AXP(R) Small Cap Advantage Fund                                                    0.6%                           0.6%
                                                                       ---------------------------------------------------------
                                                                                  66.6%                          63.6%
                                                                       ---------------------------------------------------------

Global Bond Funds
AXP(R) Global Bond Fund                                                            2.2%                            --%

High Yield Fixed-Income Funds
AXP(R) Income Opportunities Fund                                                   3.4%                           4.3%

Investment Grade Fixed-Income Funds
Includes government, corporate, mortgage and agency securities

AXP(R) Core Bond Fund                                                              1.7%                           3.8%
AXP(R) Limited Duration Bond Fund                                                  4.6%                           4.3%
AXP(R) Selective Fund                                                              4.7%                           4.8%
                                                                       ---------------------------------------------------------
                                                                                  11.0%                          12.9%
                                                                       ---------------------------------------------------------
                                                                                 100.0%                         100.0%
                                                                       ---------------------------------------------------------

--------------------------------------------------------------------------------
10 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investment Changes

AXP PORTFOLIO BUILDER TOTAL EQUITY FUND

Fund holdings at July 31, 2005                                               % of Fund's           % of Fund's portfolio assets
                                                                          portfolio assets                 6 months ago
International Equity Funds
AXP(R) Partners International Aggressive Growth Fund                               6.1%                           6.0%
AXP(R) Partners International Core Fund                                            3.5%                           4.0%
AXP(R) Partners International Select Value Fund                                    4.6%                           4.5%
AXP(R) Partners International Small Cap Fund                                       0.8%                           2.1%
AXP(R) Threadneedle Emerging Markets Fund                                          1.5%                           3.5%
AXP(R) Threadneedle International Fund                                             3.8%                           3.2%
                                                                       ---------------------------------------------------------
                                                                                  20.3%                          23.3%
                                                                       ---------------------------------------------------------

Domestic Equity Fund
AXP(R) Real Estate Fund                                                            3.1%                           3.0%
AXP(R) Diversified Equity Income Fund                                              8.0%                           4.4%
AXP(R) Growth Fund                                                                13.4%                          11.8%
AXP(R) Large Cap Equity Fund                                                       3.9%                           3.0%
AXP(R) Large Cap Value Fund                                                        3.5%                           5.4%
AXP(R) New Dimensions Fund(R)                                                      6.3%                           9.2%
AXP(R) Partners Fundamental Value Fund                                             4.2%                           4.8%
AXP(R) Partners Growth Fund                                                        8.3%                           6.4%
AXP(R) Partners Value Fund                                                         5.1%                           5.2%
AXP(R) Quantitative Large Cap Equity Fund                                          7.5%                           6.3%
AXP(R) Stock Fund                                                                  2.5%                           2.4%
AXP(R) Equity Select Fund                                                          3.4%                           3.8%
AXP(R) Mid Cap Value Fund                                                          1.0%                           1.7%
AXP(R) Partners Aggressive Growth Fund                                             4.6%                           3.9%
AXP(R) Partners Select Value Fund                                                  1.5%                           1.8%
AXP(R) Partners Small Cap Core Fund                                                0.8%                           0.7%
AXP(R) Partners Small Cap Growth Fund                                              0.8%                           0.7%
AXP(R) Partners Small Cap Value Fund                                               1.0%                           1.5%
AXP(R) Small Cap Advantage Fund                                                    0.8%                           0.7%
                                                                       ---------------------------------------------------------
                                                                                  79.7%                          76.7%
                                                                       ---------------------------------------------------------
                                                                                 100.0%                         100.0%
                                                                       ---------------------------------------------------------

--------------------------------------------------------------------------------
11 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Performance Summaries

[BAR CHART]

                              AXP Portfolio Builder
                                Conservative Fund

                             PERFORMANCE COMPARISON
                  For the six-month period ended July 31, 2005

+2.27% = AXP Portfolio Builder Conservative Fund Class A(1) (excluding sales charge)

+0.95% = Lehman Brothers Aggregate Bond Index(4) (unmanaged)

+6.94% = Russell 3000 Index(5) (unmanaged)

+4.10% = MSCI EAFE Index(6) (unmanaged)

+2.03% = Blended Index(7) (unmanaged)

[BAR CHART]

                         AXP Portfolio Builder Moderate
                                Conservative Fund

                            PERFORMANCE COMPARISON
                  For the six-month period ended July 31, 2005

+2.91% = AXP Portfolio Builder Moderate Conservative Fund Class A(2) (excluding sales charge)

+0.95% = Lehman Brothers Aggregate Bond Index(4) (unmanaged)

+6.94% = Russell 3000 Index(5) (unmanaged)

+4.10% = MSCI EAFE Index(6) (unmanaged)

+2.85% = Blended Index(7) (unmanaged)

[BAR CHART]

                              AXP Portfolio Builder
                                  Moderate Fund

                             PERFORMANCE COMPARISON
                  For the six-month period ended July 31, 2005

+3.94% = AXP Portfolio Builder Moderate Fund Class A(3) (excluding sales charge)

+0.95% = Lehman Brothers Aggregate Bond Index(4) (unmanaged)

+6.94% = Russell 3000 Index(5) (unmanaged)

+4.10% = MSCI EAFE Index(6) (unmanaged)

+3.66% = Blended Index(7) (unmanaged)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The Conservative Fund compares its performance to the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 80% Lehman Brothers Aggregate Bond Index, 16% Russell 3000 Index and 4% MSCI EAFE Index.

(2) The Moderate Conservative Fund compares its performance to the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 65% Lehman Brothers Aggregate Bond Index, 28% Russell 3000 Index and 7% MSCI EAFE Index.

(3) The Moderate Fund compares its performance to the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index, as well as to a Blended Index, consisting of 50% Lehman Brothers Aggregate Bond Index, 40% Russell 3000 Index and 10% MSCI EAFE Index.

(4) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(5) The Russell 3000(R) Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(6) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East.
     The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(7) The Blended Index consists of a certain percentage (as indicated above) in one or more of the following indexes: Lehman Brothers Aggregate Bond Index, Russell 3000 Index and the MSCI EAFE Index. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

The sales charge for Class A shares of AXP Portfolio Builder Conservative Fund and AXP Portfolio Builder Moderate Conservative Fund is 4.75% and 5.75% for AXP Portfolio Builder Moderate Fund. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses and taxes.

--------------------------------------------------------------------------------
12 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Performance Summaries

[BAR CHART]

                              AXP Portfolio Builder
                            Moderate Aggressive Fund

                             PERFORMANCE COMPARISON
                  For the six-month period ended July 31, 2005

+4.58% = AXP Portfolio Builder Moderate Aggressive Fund Class A(1) (excluding sales charge)

+6.94% = Russell 3000 Index(4) (unmanaged)

+0.95% = Lehman Brothers Aggregate Bond Index(5) (unmanaged)

+4.10% = MSCI EAFE Index(6) (unmanaged)

+4.47% = Blended Index(7) (unmanaged)

[BAR CHART]

                              AXP Portfolio Builder
                                 Aggressive Fund

                             PERFORMANCE COMPARISON
                  For the six-month period ended July 31, 2005

+5.60% = AXP Portfolio Builder Aggressive Fund Class A(2) (excluding sales charge)

+6.94% = Russell 3000 Index(4) (unmanaged)

+0.95% = Lehman Brothers Aggregate Bond Index(5) (unmanaged)

+4.10% = MSCI EAFE Index(6) (unmanaged)

+5.29% = Blended Index(7) (unmanaged)

[BAR CHART]

                              AXP Portfolio Builder
                                Total Equity Fund

                             PERFORMANCE COMPARISON
                  For the six-month period ended July 31, 2005

+6.54% = AXP Portfolio Builder Total Equity Fund Class A(3) (excluding sales charge)

+6.94% = Russell 3000 Index(4) (unmanaged)

+4.10% = MSCI EAFE Index(6) (unmanaged)

+6.37% = Blended Index(7) (unmanaged)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The Moderate Aggressive Fund compares its performance to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, as well as to a Blended Index, consisting of 35% Lehman Brothers Aggregate Bond Index, 52% Russell 3000 Index and 13% MSCI EAFE Index.

(2) The Aggressive Fund compares its performance to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, as well as to a Blended Index, consisting of 20% Lehman Brothers Aggregate Bond Index, 64% Russell 3000 Index and 16% MSCI EAFE Index.

(3) The Total Equity Fund compares its performance to the Russell 3000 Index, as well as to a Blended Index, consisting of 80% Russell 3000 Index and 20% MSCI EAFE Index.

(4) The Russell 3000(R) Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(5) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(6) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(7) The Blended Index consists of a certain percentage (as indicated above) in one or more of the following indexes: Lehman Brothers Aggregate Bond Index, Russell 3000 Index and the MSCI EAFE Index. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

The sales charge for Class A shares of AXP Portfolio Builder Moderate Aggressive Fund, AXP Portfolio Builder Aggressive Fund and AXP Portfolio Builder Total Equity Fund is 5.75%.
If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses and taxes.

--------------------------------------------------------------------------------
13 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Performance Summaries

AVERAGE ANNUAL TOTAL RETURNS

                                                     Class A                  Class B                  Class C           Class Y
(Inception dates)                                   (3/4/04)                 (3/4/04)                 (3/4/04)          (3/4/04)
                                               NAV(1)      POP(2)       NAV(1)   After CDSC(3)   NAV(1)   After CDSC(4)  NAV(5)
AXP Portfolio Builder Conservative Fund
at July 31, 2005
6 months                                       +2.27%      -2.59%       +1.75%      -3.25%       +1.82%      +0.82%     +2.32%
1 year                                         +7.03%      +1.94%       +6.14%      +1.14%       +6.21%      +5.21%     +7.19%
Since inception*                               +4.15%      +0.61%       +3.30%      +0.48%       +3.37%      +3.37%     +4.33%

at June 30, 2005
6 months                                       +1.28%      -3.53%       +0.86%      -4.14%       +0.84%      -0.16%     +1.33%
1 year                                         +5.87%      +0.84%       +4.98%      -0.02%       +4.95%      +3.95%     +6.03%
Since inception*                               +4.04%      +0.28%       +3.22%      +0.21%       +3.21%      +3.21%     +4.23%

AXP Portfolio Builder Moderate Conservative Fund
at July 31, 2005
6 months                                       +2.91%      -1.98%       +2.57%      -2.43%       +2.57%      +1.57%     +3.07%
1 year                                        +10.05%      +4.82%       +9.26%      +4.26%       +9.26%      +8.26%    +10.45%
Since inception*                               +5.58%      +2.00%       +4.79%      +1.99%       +4.87%      +4.87%     +5.84%

at June 30, 2005
6 months                                       +0.77%      -4.02%       +0.52%      -4.48%       +0.43%      -0.57%     +0.92%
1 year                                         +7.49%      +2.38%       +6.71%      +1.71%       +6.61%      +5.61%     +7.66%
Since inception*                               +5.04%      +1.25%       +4.28%      +1.28%       +4.28%      +4.28%     +5.23%

AXP Portfolio Builder Moderate Fund
at July 31, 2005
6 months                                       +3.94%      -2.04%       +3.60%      -1.40%       +3.50%      +2.50%     +3.99%
1 year                                        +12.82%      +6.34%      +11.93%      +6.93%      +11.89%     +10.89%    +13.06%
Since inception*                               +7.13%      +2.72%       +6.29%      +3.51%       +6.26%      +6.26%     +7.36%

at June 30, 2005
6 months                                       +0.77%      -5.03%       +0.43%      -4.57%       +0.43%      -0.57%     +0.90%
1 year                                         +8.63%      +2.38%       +7.86%      +2.86%       +7.82%      +6.82%     +8.96%
Since inception*                               +6.10%      +1.45%       +5.29%      +2.30%       +5.33%      +5.33%     +6.41%

(1)  Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75% for AXP Portfolio Builder Conservative Fund and AXP Portfolio Builder Moderate Conservative Fund and 5.75% for AXP Portfolio Builder Moderate Fund.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized

--------------------------------------------------------------------------------
14 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Performance Summaries

AVERAGE ANNUAL TOTAL RETURNS
                                                     Class A                  Class B                  Class C           Class Y
(Inception dates)                                   (3/4/04)                 (3/4/04)                 (3/4/04)           (3/4/04)
                                               NAV(1)      POP(2)       NAV(1)   After CDSC(3)   NAV(1)   After CDSC(4)   NAV(5)
AXP Portfolio Builder Moderate Aggressive Fund
at July 31, 2005
6 months                                       +4.58%      -1.44%       +4.20%      -0.80%       +4.20%      +3.20%     +4.77%
1 year                                        +14.57%      +7.99%      +13.70%      +8.70%      +13.70%     +12.70%    +14.82%
Since inception*                               +7.57%      +3.14%       +6.77%      +3.99%       +6.77%      +6.77%     +7.80%

at June 30, 2005
6 months                                       +0.47%      -5.31%       +0.19%      -4.81%       +0.19%      -0.81%     +0.66%
1 year                                         +8.82%      +2.56%       +8.08%      +3.08%       +8.08%      +7.08%     +9.07%
Since inception*                               +6.13%      +1.49%       +5.36%      +2.37%       +5.35%      +5.35%     +6.38%

AXP Portfolio Builder Aggressive Fund

at July 31, 2005
6 months                                       +5.60%      -0.47%       +5.25%      +0.25%       +5.15%      +4.15%     +5.70%
1 year                                        +16.49%      +9.79%      +15.58%     +10.58%      +15.53%     +14.53%    +16.74%
Since inception*                               +8.20%      +3.74%       +7.37%      +4.59%       +7.26%      +7.26%     +8.37%

at June 30, 2005
6 months                                       +0.37%      -5.40%       +0.00%      -5.00%       +0.09%      -0.91%     +0.47%
1 year                                         +8.98%      +2.72%       +8.20%      +3.20%       +8.24%      +7.24%     +9.33%
Since inception*                               +6.15%      +1.51%       +5.34%      +2.35%       +5.29%      +5.29%     +6.33%

AXP Portfolio Builder Total Equity Fund

at July 31, 2005
6 months                                       +6.54%      +0.41%       +6.19%      +1.19%       +6.19%      +5.19%     +6.64%
1 year                                        +18.73%     +11.91%      +17.81%     +12.81%      +17.81%     +16.81%    +18.86%
Since inception*                               +8.87%      +4.39%       +8.03%      +5.27%       +8.03%      +8.03%     +9.04%

at June 30, 2005
6 months                                       +0.28%      -5.49%       -0.09%      -5.09%       -0.09%      -1.09%     +0.28%
1 year                                         +9.49%      +3.19%       +8.69%      +3.69%       +8.68%      +7.68%     +9.61%
Since inception*                               +6.37%      +1.71%       +5.54%      +2.55%       +5.54%      +5.54%     +6.54%

(1)  Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75% for AXP Portfolio Builder Moderate Aggressive Fund, AXP Portfolio Builder Aggressive Fund and AXP Portfolio Builder Total Equity Fund.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized

--------------------------------------------------------------------------------
15 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Questions & Answers
              WITH PORTFOLIO MANAGEMENT

[BEGIN CALLOUT QUOTE] > While we have been shifting toward an overweight in growth versus value, value stocks have continued to modestly outperform during the period. Performance Summary [END CALLOUT QUOTE]

[PHOTO] David M. Joy

David M. Joy, Vice President Capital Markets Strategy

Below, Portfolio Manager David Joy discusses the Funds' results and positioning for the semiannual period ended
July 31, 2005. Mr. Joy is also chairman of the Capital Markets Committee. In addition to Mr. Joy, Kent M. Bergene, William F. Truscott and Michelle Keeley make up the remainder of the portfolio management team.

All six AXP Portfolio Builder Series funds --
AXP Portfolio Builder Conservative Fund, AXP Portfolio Builder Moderate Conservative Fund, AXP Portfolio Builder Moderate Fund, AXP Portfolio Builder Moderate Aggressive Fund, AXP Portfolio Builder Aggressive Fund, and AXP Portfolio Builder Total Equity Fund -- outperfomed their respective blended benchmarks for each fund's semiannual period, as shown in the bar chart on pages 12 and 13.

The Fund's domestic equity benchmark, the Russell 3000 Index, advanced 6.94% for the six-month period, while the Funds' bond benchmark, the Lehman Brothers Aggregate Bond Index, rose 0.95%. The Funds' international equity benchmark, the MSCI EAFE Index, climbed 4.10%.

Q: How is performance of each AXP Portfolio Builder Series Fund measured?

A:  Each Fund has a combined benchmark as described below:

    o   AXP Portfolio Builder Conservative Fund --
        80% Lehman Brothers Aggregate Bond Index,
        16% Russell 3000 Index and 4% MSCI EAFE Index

    o   AXP Portfolio Builder Moderate Conservative Fund --
        65% Lehman Brothers Aggregate Bond Index,
        28% Russell 3000 Index and 7% MSCI EAFE Index

    o   AXP Portfolio Builder Moderate Fund --
        50% Lehman Brothers Aggregate Bond Index,
        40% Russell 3000 Index and 10% MSCI EAFE Index

    o   AXP Portfolio Builder Moderate Aggressive Fund --
        35% Lehman Brothers Aggregate Bond Index,
        52% Russell 3000 Index and 13% MSCI EAFE Index

    o   AXP Portfolio Builder Aggressive Fund --
        20% Lehman Brothers Aggregate Bond Index,
        64% Russell 3000 Index and 16% MSCI EAFE Index

    o   AXP Portfolio Builder Total Equity Fund --
        80% Russell 3000 Index and 20% MSCI EAFE Index

    We compare fund performance to a blended benchmark reflecting the appropriate weightings. Keep in mind that fund performance is presented net of expenses.

    The blended benchmarks are unmanaged and therefore have no expenses. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
    The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Morgan Stanley Capital International EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

--------------------------------------------------------------------------------
16 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Overall, the economy appears to have some near-term strength, but we expect it to slow during the first half of 2006, and earnings growth along with it. [END CALLOUT QUOTE]

Q:  What factors most significantly affected performance for the period?

A: The Funds benefited from our continued preference for stocks vs. bonds. This was our most important decision and it helped performance. At the same time, a decision to slightly reduce the amount of our overweight in equities proved to be premature. Stocks rallied during the period, while bond returns were positive only as a result of some coupon income. The yield on the 10 year Treasury note rose during the period from 4.13% to 4.28%. In addition, the Federal Reserve Board continued to raise rates and energy prices continued to climb during the semiannual period. Our continued exposure to emerging markets equities helped overall portfolio performance as well.

    Performance was negatively affected somewhat by our decision to reduce the Fund's weighting in small-cap stocks. In addition, our large exposure in international developed markets vs. U.S. domestic markets was negatively affected, as the rally in the U.S. dollar eroded any advantage to foreign holdings during a period of modest returns. Our reduction in real estate exposure proved to be premature as the sector continued to defy our assessment that it was becoming overvalued. We were helped however by the exposure we did have in the sector.

    Finally, while we have been shifting toward a larger position in growth stocks vs. value, value stocks continued to modestly outperform during the period.

Q: What changes did you make to each portfolio and how are they currently positioned?

A: The only significant change we've made to the portfolios is a slight reduction in international equity exposure, which remains above neutral and in favor of U.S. domestic equities, primarily in the growth category. In addition, we shortened the duration in funds that have fixed income holdings in anticipation of a rise in interest rates.

    As the Portfolio Builder Series Funds are broadly diversified by design, the adjustments made on a quarterly basis may be relatively minor, as they have been recently when markets are performing as expected and within a moderate range.

The Capital Markets Committee

Members:

o  David M. Joy

   Vice President,

   Capital Markets Strategy

o  William F. Truscott

   Chief Investment Officer

o  Dan Laufenberg

   Vice President and Chief U.S. Economist

o  Other senior investment professionals.

The group meets regularly to review U.S. and global economic and investment conditions, and discuss the relative attractiveness of equities and fixed income securities within various sectors, markets and countries. The consensus opinion of the Capital Markets Committee is published quarterly as the Capital Markets Outlook (shown above), which is available from your Ameriprise financial advisor or on ameriprise.com.

--------------------------------------------------------------------------------
17 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Questions & Answers

AXP Portfolio Builder Series

How each Fund seeks four levels of asset allocation and diversification

                                                                AXP Portfolio Builder Series Investment Process
Step 1
----------------------------------------------- -------------------------- ------------------------------- -------------------------
Disciplined asset allocation

Based on initial guidance from the
Capital Markets Committee, the Asset
Allocation Committee determines for                      Equity                  Fixed Income                       Cash
each Fund the allocation among the
three primary asset classes.
----------------------------------------------- -------------------------- ------------------------------- -------------------------

Step 2
----------------------------------------------- -------------------------- ------------------------------- -------------------------
The Asset Allocation Committee determines       Domestic Equity Funds      Bond Funds                      Money Market Funds
allocation among the investment categories      Growth
in each asset class for each Fund.              Value                      Government
                                                Blend
                                                Large cap                  Investment
                                                Mid cap                    grade
--  For equity funds, this includes             Small cap                  corporate
    diversification by style, market            Real estate
    capitalization and geography.                                          High yield
                                                International Funds        corporate
--  For fixed income funds, this includes       Developed markets
    diversification by sector,  maturity,       Emerging markets           Global
    duration and credit quality.
----------------------------------------------- -------------------------- ------------------------------- -------------------------

Step 3
----------------------------------------------- ------------------------------------------------------------------------------------
The Fund Selection Committee then                                            American Express(R) Funds
determines the underlying fund                                           American Express(R) Partners Funds
selections for each Fund, based
on factors that include:

-- Historical performance
-- Risk/return characteristics
-- Manager tenure

----------------------------------------------- ------------------------------------------------------------------------------------

Step 4
----------------------------------------------- ------------------------------------------------------------------------------------
Periodic reallocation

The Asset Allocation Committee and the
Fund Selection Committee meet at least
quarterly to (re)position Fund investments
and consider allocation and selection
determinations.
----------------------------------------------- ------------------------------------------------------------------------------------
                                                                                     Result
                                                                          AXP Portfolio Builder Series

--------------------------------------------------------------------------------
18 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Questions & Answers

    Each of the six Funds' portfolios is constructed using a rigorous process implemented by the Fund Selection Committee. We allocate assets to multiple underlying American Express Funds to provide shareholders with maximum diversification across asset classes, investment styles and portfolio management teams. As of July 31, 2005:

    o AXP Portfolio Builder Conservative Fund's portfolio targets include six fixed-income funds and 24 equity funds. During the period, we added positions in AXP Global Bond Fund and AXP Inflation Protected Securities Fund.

    o AXP Portfolio Builder Moderate Conservative Fund's portfolio targets include seven fixed-income funds and 25 equity funds.

    o   AXP Portfolio Builder Moderate Fund's and
        AXP Portfolio Builder Moderate Aggressive Fund's portfolio targets each include six fixed-income funds and 25 equity funds. In Portfolio Builder Moderate Aggressive Fund we eliminated the position in AXP Short Duration U.S. Government Fund.

    o AXP Portfolio Builder Aggressive Fund's portfolio targets include four fixed-income funds and 25 equity funds. We eliminated the Fund's position in AXP Global Bond Fund.

    o AXP Portfolio Builder Total Equity Fund's portfolio targets include 25 equity funds.

Q:  How do you plan to manage each Fund in the coming months?

A: We will continue to use the investment process that has been used since each Fund's inception, which includes comprehensive assessment of markets and the economy each quarter. For the third quarter, our current investment positioning will remain overweight in stocks, as we expect bond yields to rise. Based on valuation concerns, we continue to prefer large-cap stocks vs. small-cap as earnings growth is expected to slow. For the same reasons, we continue to prefer growth stocks vs. value. We continue to prefer international stocks for the long term, despite a recent small reduction in our large position due to conditions that seem likely to support the dollar over the short term. Longer-term we expect the dollar to resume its cyclical weakness. Recent weakness in real estate investment trusts suggests that the housing market may be slowing, and we will maintain our exposure to real estate.

    Overall, the economy appears to have some near-term strength, but we expect it to slow during the first half of 2006, and earnings growth along with it.

Current Equity Funds Target Allocation
Fund                                                Equity funds target*
AXP Portfolio Builder Conservative Fund                      23%
AXP Portfolio Builder Moderate Conservative Fund             38
AXP Portfolio Builder Moderate Fund                          53
AXP Portfolio Builder Moderate Aggressive Fund               68
AXP Portfolio Builder Aggressive Fund                        83
AXP Portfolio Builder Total Equity Fund                     100

* Includes real estate

Current Fixed Income Funds Target Allocation
Fund                                                    Fixed-income
                                                        funds target
AXP Portfolio Builder Conservative Fund*                     77%
AXP Portfolio Builder Moderate Conservative Fund*            62
AXP Portfolio Builder Moderate Fund                          47
AXP Portfolio Builder Moderate Aggressive Fund               32
AXP Portfolio Builder Aggressive Fund                        17
AXP Portfolio Builder Total Equity Fund                       0

* Includes cash

--------------------------------------------------------------------------------
19 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investments in Affiliated Funds

AXP Portfolio Builder Conservative Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Fixed Income Funds (68.3%)(c)
                                                        Shares         Value(a)

Global Bond (1.2%)
AXP(R) Global Bond Fund                                152,803      $1,026,838

Inflation Protected Securities (5.5%)
AXP(R) Inflation Protected Securities Fund             485,883       4,868,547

Investment Grade (61.6%)
AXP(R) Core Bond Fund                                1,449,531      14,074,946
AXP(R) Limited Duration Bond Fund                    1,035,433      10,136,887
AXP(R) Selective Fund                                2,241,307      19,297,651
AXP(R) Short Duration U.S. Government Fund           2,357,080      11,243,273
Total                                                               54,752,757

Total Fixed Income Funds
(Cost: $60,958,984)                                                $60,648,142

Equity Funds (23.8%)(c)
                                                        Shares         Value(a)

International (4.3%)
AXP(R) Partners International Aggressive Growth Fund   159,839      $1,262,725
AXP(R) Partners International Core Fund                101,008         711,095
AXP(R) Partners International Select Value Fund        107,583         930,597
AXP(R) Partners International Small Cap Fund            18,340         161,574
AXP(R) Threadneedle International Fund                 107,029         789,871
Total                                                                3,855,862

Real Estate (3.2%)
AXP(R) Real Estate Fund                                199,484       2,872,563

U.S. Large Cap (13.4%)
AXP(R) Diversified Equity Income Fund                  129,868       1,525,944
AXP(R) Growth Fund                                      87,434(b)    2,529,451
AXP(R) Large Cap Equity Fund                           129,942         689,992
AXP(R) Large Cap Value Fund                            113,312         664,008
AXP(R) New Dimensions Fund(R)                           50,218       1,212,263

Equity Funds (continued)
                                                        Shares         Value(a)

U.S. Large Cap (cont.)
AXP(R) Partners Fundamental Value Fund                 141,423        $807,524
AXP(R) Partners Growth Fund                            249,580       1,507,464
AXP(R) Partners Value Fund                             175,994         982,045
AXP(R) Quantitative Large Cap Equity Fund              212,238       1,428,360
AXP(R) Stock Fund                                       24,185         479,598
Total                                                               11,826,649

U.S. Mid Cap (2.2%)
AXP(R) Equity Select Fund                               45,337(b)      642,872
AXP(R) Mid Cap Value Fund                               22,700         192,497
AXP(R) Partners Aggressive Growth Fund                 109,817         866,453
AXP(R) Partners Select Value Fund                       39,518         279,791
Total                                                                1,981,613

U.S. Small Cap (0.7%)
AXP(R) Partners Small Cap Core Fund                     24,554         156,409
AXP(R) Partners Small Cap Growth Fund                   30,953(b)      145,171
AXP(R) Partners Small Cap Value Fund                    26,647         193,459
AXP(R) Small Cap Advantage Fund                         17,801         139,737
Total                                                                  634,776

Total Equity Funds
(Cost: $19,225,343)                                                $21,171,463

Cash Equivalents (7.7%)(c)
                                                        Shares         Value(a)

Money Market
AXP(R) Cash Management Fund                          6,797,089      $6,797,089

Total Cash Equivalents
(Cost: $6,797,089)                                                  $6,797,089

Total Investments in Affiliated Funds
(Cost: $86,981,416)(d)                                             $88,616,694

Notes to investments in affiliated funds

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   See Note 6 to the financial statements.

(d) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $86,981,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $1,963,000
      Unrealized depreciation                                         (327,000)
                                                                      --------
      Net unrealized appreciation                                   $1,636,000
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
20 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investments in Affiliated Funds

AXP Portfolio Builder Moderate Conservative Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Fixed Income Funds (58.1%)(c)
                                                        Shares         Value(a)

Global Bond (6.2%)
AXP(R) Global Bond Fund                              1,583,111     $10,638,507

High Yield (3.7%)
AXP(R) Income Opportunities Fund                       609,592       6,431,194

Inflation Protected Securities (6.1%)
AXP(R) Inflation Protected Securities Fund           1,044,210      10,462,980

Investment Grade (42.1%)
AXP(R) Core Bond Fund                                1,189,845      11,553,397
AXP(R) Limited Duration Bond Fund                    2,158,382      21,130,562
AXP(R) Selective Fund                                3,051,706      26,275,188
AXP(R) Short Duration U.S. Government Fund           2,882,466      13,749,363
Total                                                               72,708,510

Total Fixed Income Funds
(Cost: $100,641,369)                                              $100,241,191

Equity Funds (39.0%)(c)
                                                        Shares         Value(a)

International (7.6%)
AXP(R) Partners International Aggressive Growth Fund   497,970      $3,933,964
AXP(R) Partners International Core Fund                320,745       2,258,044
AXP(R) Partners International Select Value Fund        340,443       2,944,832
AXP(R) Partners International Small Cap Fund            55,418         488,235
AXP(R) Threadneedle Emerging Markets Fund              121,424         982,324
AXP(R) Threadneedle International Fund                 331,216       2,444,374
Total                                                               13,051,773

Real Estate (3.2%)
AXP(R) Real Estate Fund                                388,087       5,588,453

U.S. Large Cap (23.0%)
AXP(R) Diversified Equity Income Fund                  432,228       5,078,681
AXP(R) Growth Fund                                     295,365(b)    8,544,897
AXP(R) Large Cap Equity Fund                           453,879       2,410,100

Equity Funds (continued)
                                                        Shares         Value(a)

U.S. Large Cap (cont.)
AXP(R) Large Cap Value Fund                            373,115      $2,186,453
AXP(R) New Dimensions Fund(R)                          169,365       4,088,459
AXP(R) Partners Fundamental Value Fund                 464,167       2,650,396
AXP(R) Partners Growth Fund                            862,130       5,207,267
AXP(R) Partners Value Fund                             585,934       3,269,512
AXP(R) Quantitative Large Cap Equity Fund              717,842       4,831,077
AXP(R) Stock Fund                                       79,425       1,574,995
Total                                                               39,841,837

U.S. Mid Cap (3.9%)
AXP(R) Equity Select Fund                              149,515(b)    2,120,120
AXP(R) Mid Cap Value Fund                               75,372         639,151
AXP(R) Partners Aggressive Growth Fund                 373,338       2,945,635
AXP(R) Partners Select Value Fund                      134,134         949,672
Total                                                                6,654,578

U.S. Small Cap (1.3%)
AXP(R) Partners Small Cap Core Fund                     82,429         525,071
AXP(R) Partners Small Cap Growth Fund                  108,867(b)      510,585
AXP(R) Partners Small Cap Value Fund                    88,253         640,715
AXP(R) Small Cap Advantage Fund                         61,293         481,152
Total                                                                2,157,523

Total Equity Funds
(Cost: $61,596,297)                                                $67,294,164

Cash Equivalents (3.1%)(c)
                                                        Shares         Value(a)

Money Market
AXP(R) Cash Management Fund                          5,306,732      $5,306,732

Total Cash Equivalents
(Cost: $5,306,732)                                                  $5,306,732

Total Investments in Affiliated Funds
(Cost: $167,544,398)(d)                                           $172,842,087

Notes to investments in affiliated funds

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   See Note 6 to the financial statements.

(d) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $167,544,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $5,801,000
      Unrealized depreciation                                         (503,000)
                                                                      --------
      Net unrealized appreciation                                   $5,298,000
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
21 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investments in Affiliated Funds

AXP Portfolio Builder Moderate Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds (53.9%)(c)
                                                        Shares         Value(a)

International (10.6%)
AXP(R) Partners International Aggressive Growth Fund 1,757,143     $13,881,433
AXP(R) Partners International Core Fund              1,132,039       7,969,552
AXP(R) Partners International Select Value Fund      1,193,433      10,323,196
AXP(R) Partners International Small Cap Fund           199,724       1,759,570
AXP(R) Threadneedle Emerging Markets Fund              432,987       3,502,867
AXP(R) Threadneedle International Fund               1,168,196       8,621,288
Total                                                               46,057,906

Real Estate (3.2%)
AXP(R) Real Estate Fund                                961,167      13,840,808

U.S. Large Cap (32.8%)
AXP(R) Diversified Equity Income Fund                1,554,839      18,269,355
AXP(R) Growth Fund                                   1,053,743(b)   30,484,793
AXP(R) Large Cap Equity Fund                         1,671,594       8,876,164
AXP(R) Large Cap Value Fund                          1,333,289       7,813,071
AXP(R) New Dimensions Fund(R)                          601,452      14,519,052
AXP(R) Partners Fundamental Value Fund               1,681,855       9,603,393
AXP(R) Partners Growth Fund                          3,112,026      18,796,636
AXP(R) Partners Value Fund                           2,073,192      11,568,411
AXP(R) Quantitative Large Cap Equity Fund            2,510,449      16,895,320
AXP(R) Stock Fund                                      284,343       5,638,513
Total                                                              142,464,708

U.S. Mid Cap (5.5%)
AXP(R) Equity Select Fund                              539,923(b)    7,656,104
AXP(R) Mid Cap Value Fund                              271,384       2,301,335
AXP(R) Partners Aggressive Growth Fund               1,346,000      10,619,938
AXP(R) Partners Select Value Fund                      477,202       3,378,588
Total                                                               23,955,965

U.S. Small Cap (1.8%)
AXP(R) Partners Small Cap Core Fund                    301,199       1,918,640
AXP(R) Partners Small Cap Growth Fund                  388,664(b)    1,822,834

Equity Funds (continued)
                                                        Shares         Value(a)

U.S. Small Cap (cont.)
AXP(R) Partners Small Cap Value Fund                   317,531      $2,305,277
AXP(R) Small Cap Advantage Fund                        220,385       1,730,026
Total                                                                7,776,777

Total Equity Funds
(Cost: $215,871,029)                                              $234,096,164

Fixed Income Funds (46.0%)(c)
                                                        Shares         Value(a)

Global Bond (6.0%)
AXP(R) Global Bond Fund                              3,903,107     $26,228,877

High Yield (8.4%)
AXP(R) Income Opportunities Fund                     3,465,795      36,564,136

Inflation Protected Securities (4.6%)
AXP(R) Inflation Protected Securities Fund           1,981,697      19,856,604

Investment Grade (27.0%)
AXP(R) Core Bond Fund                                4,790,089      46,511,765
AXP(R) Limited Duration Bond Fund                    1,029,411      10,077,930
AXP(R) Selective Fund                                6,858,396      59,050,789
AXP(R) Short Duration U.S. Government Fund             352,236       1,680,166
Total                                                              117,320,650

Total Fixed Income Funds
(Cost: $200,516,156)                                              $199,970,267

Cash Equivalents (--%)(c)
                                                        Shares         Value(a)

Money Market
AXP(R) Cash Management Fund                                 18             $18

Total Cash Equivalents
(Cost: $18)                                                                $18

Total Investments in Affiliated Funds
(Cost: $416,387,203)(d)                                           $434,066,449

Notes to investments in affiliated funds

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   See Note 6 to the financial statements.

(d) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $416,387,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $18,672,000
      Unrealized depreciation                                         (993,000)
                                                                      --------
      Net unrealized appreciation                                  $17,679,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
22 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investments in Affiliated Funds

AXP Portfolio Builder Moderate Aggressive Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds (68.8%)(c)
                                                        Shares         Value(a)

International (13.7%)
AXP(R) Partners International Aggressive Growth Fund 2,796,058     $22,088,858
AXP(R) Partners International Core Fund              1,799,439      12,668,054
AXP(R) Partners International Select Value Fund      1,899,523      16,430,877
AXP(R) Partners International Small Cap Fund           315,377       2,778,471
AXP(R) Threadneedle Emerging Markets Fund              698,279       5,649,076
AXP(R) Threadneedle International Fund               1,867,097      13,779,177
Total                                                               73,394,513

Real Estate (3.2%)
AXP(R) Real Estate Fund                              1,174,788      16,916,944

U.S. Large Cap (42.5%)
AXP(R) Diversified Equity Income Fund                2,479,356      29,132,432
AXP(R) Growth Fund                                   1,678,609(b)   48,562,162
AXP(R) Large Cap Equity Fund                         2,692,086      14,294,979
AXP(R) Large Cap Value Fund                          2,131,155      12,488,568
AXP(R) New Dimensions Fund(R)                          956,195      23,082,540
AXP(R) Partners Fundamental Value Fund               2,675,045      15,274,509
AXP(R) Partners Growth Fund                          5,007,692      30,246,457
AXP(R) Partners Value Fund                           3,310,852      18,474,556
AXP(R) Quantitative Large Cap Equity Fund            4,013,048      27,007,816
AXP(R) Stock Fund                                      455,424       9,031,065
Total                                                              227,595,084

U.S. Mid Cap (7.1%)
AXP(R) Equity Select Fund                              855,939(b)   12,137,217
AXP(R) Mid Cap Value Fund                              429,323       3,640,655
AXP(R) Partners Aggressive Growth Fund               2,137,752      16,866,867
AXP(R) Partners Select Value Fund                      768,471       5,440,774
Total                                                               38,085,513

U.S. Small Cap (2.3%)
AXP(R) Partners Small Cap Core Fund                    484,153       3,084,057
AXP(R) Partners Small Cap Growth Fund                  629,219(b)    2,951,039

Equity Funds (continued)
                                                        Shares         Value(a)

U.S. Small Cap (cont.)
AXP(R) Partners Small Cap Value Fund                   502,700      $3,649,603
AXP(R) Small Cap Advantage Fund                        346,916       2,723,294
Total                                                               12,407,993

Total Equity Funds
(Cost: $340,794,768)                                              $368,400,047

Fixed Income Funds (31.3%)(c)
                                                        Shares         Value(a)

Global Bond (6.3%)
AXP(R) Global Bond Fund                              5,034,018     $33,828,602

High Yield (3.2%)
AXP(R) Income Opportunities Fund                     1,612,331      17,010,091

Inflation Protected Securities (3.1%)
AXP(R) Inflation Protected Securities Fund           1,660,778      16,640,992

Investment Grade (18.7%)
AXP(R) Core Bond Fund                                3,780,168      36,705,428
AXP(R) Limited Duration Bond Fund                    1,713,064      16,770,901
AXP(R) Selective Fund                                4,674,049      40,243,565
AXP(R) Short Duration U.S. Government Fund           1,297,062       6,186,986
Total                                                               99,906,880

Total Fixed Income Funds
(Cost: $168,157,930)                                              $167,386,565

Cash Equivalents (--%)(c)
                                                        Shares         Value(a)

Money Market
AXP(R) Cash Management Fund                                 19             $19

Total Cash Equivalents
(Cost: $19)                                                                $19

Total Investments in Affiliated Funds
(Cost: $508,952,717)(d)                                           $535,786,631

Notes to investments in affiliated funds

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   See Note 6 to the financial statements.

(d) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $508,953,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $27,825,000
      Unrealized depreciation                                         (991,000)
                                                                      --------
      Net unrealized appreciation                                  $26,834,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
23 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investments in Affiliated Funds

AXP Portfolio Builder Aggressive Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds (83.5%)(c)
                                                        Shares         Value(a)

International (16.9%)
AXP(R) Partners International Aggressive Growth Fund 1,675,488     $13,236,355
AXP(R) Partners International Core Fund              1,066,496       7,508,133
AXP(R) Partners International Select Value Fund      1,142,572       9,883,244
AXP(R) Partners International Small Cap Fund           187,255       1,649,716
AXP(R) Threadneedle Emerging Markets Fund              414,312       3,351,781
AXP(R) Threadneedle International Fund               1,117,761       8,249,073
Total                                                               43,878,302

Real Estate (3.2%)
AXP(R) Real Estate Fund                                570,144       8,210,076

U.S. Large Cap (51.9%)
AXP(R) Diversified Equity Income Fund                1,477,863      17,364,887
AXP(R) Growth Fund                                     998,823(b)   28,895,948
AXP(R) Large Cap Equity Fund                         1,580,829       8,394,199
AXP(R) Large Cap Value Fund                          1,277,832       7,488,094
AXP(R) New Dimensions Fund(R)                          567,138      13,690,714
AXP(R) Partners Fundamental Value Fund               1,594,386       9,103,946
AXP(R) Partners Growth Fund                          2,960,539      17,881,657
AXP(R) Partners Value Fund                           1,971,665      11,001,893
AXP(R) Quantitative Large Cap Equity Fund            2,389,662      16,082,426
AXP(R) Stock Fund                                      269,547       5,345,121
Total                                                              135,248,885

U.S. Mid Cap (8.7%)
AXP(R) Equity Select Fund                              513,129(b)    7,276,172
AXP(R) Mid Cap Value Fund                              254,596       2,158,974
AXP(R) Partners Aggressive Growth Fund               1,272,198      10,037,644
AXP(R) Partners Select Value Fund                      455,361       3,223,958
Total                                                               22,696,748

U.S. Small Cap (2.8%)
AXP(R) Partners Small Cap Core Fund                    281,097       1,790,585
AXP(R) Partners Small Cap Growth Fund                  369,704(b)    1,733,911

Equity Funds (continued)
                                                        Shares         Value(a)

U.S. Small Cap (cont.)
AXP(R) Partners Small Cap Value Fund                   297,737      $2,161,568
AXP(R) Small Cap Advantage Fund                        208,553       1,637,142
Total                                                                7,323,206

Total Equity Funds
(Cost: $201,109,991)                                              $217,357,217

Fixed Income Funds (16.6%)(c)
                                                        Shares         Value(a)

Global Bond (2.2%)
AXP(R) Global Bond Fund                                840,665      $5,649,267

High Yield (3.4%)
AXP(R) Income Opportunities Fund                       827,622       8,731,415

Investment Grade (11.0%)
AXP(R) Core Bond Fund                                  444,825       4,319,249
AXP(R) Limited Duration Bond Fund                    1,231,369      12,055,103
AXP(R) Short Duration U.S. Government Fund           2,584,072      12,326,022
Total                                                               28,700,374

Total Fixed Income Funds
(Cost: $43,142,806)                                                $43,081,056

Cash Equivalents (--%)(c)
                                                        Shares         Value(a)

Money Market
AXP(R) Cash Management Fund                                 18             $18

Total Cash Equivalents
(Cost: $18)                                                                $18

Total Investments in Affiliated Funds
(Cost: $244,252,815)(d)                                           $260,438,291

Notes to investments in affiliated funds

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   See Note 6 to the financial statement.

(d) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $244,253,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $16,285,000
      Unrealized depreciation                                         (100,000)
                                                                      --------
      Net unrealized appreciation                                  $16,185,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
24 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Investments in Affiliated Funds

AXP Portfolio Builder Total Equity Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds (100.0%)(c)
                                                        Shares         Value(a)

International (20.3%)
AXP(R) Partners International Aggressive Growth Fund 1,619,582     $12,794,699
AXP(R) Partners International Core Fund              1,031,783       7,263,753
AXP(R) Partners International Select Value Fund      1,101,274       9,526,018
AXP(R) Partners International Small Cap Fund           182,193       1,605,121
AXP(R) Threadneedle Emerging Markets Fund              400,772       3,242,244
AXP(R) Threadneedle International Fund               1,078,797       7,961,524
Total                                                               42,393,359

Real Estate (3.1%)
AXP(R) Real Estate Fund                                455,169       6,554,437

U.S. Large Cap (62.7%)
AXP(R) Diversified Equity Income Fund                1,431,281      16,817,554
AXP(R) Growth Fund                                     969,097(b)   28,035,969
AXP(R) Large Cap Equity Fund                         1,538,897       8,171,542
AXP(R) Large Cap Value Fund                          1,231,913       7,219,012
AXP(R) New Dimensions Fund(R)                          549,777      13,271,622
AXP(R) Partners Fundamental Value Fund               1,548,267       8,840,603
AXP(R) Partners Growth Fund                          2,866,784      17,315,374
AXP(R) Partners Value Fund                           1,913,196      10,675,632
AXP(R) Quantitative Large Cap Equity Fund            2,333,086      15,701,670
AXP(R) Stock Fund                                      261,417       5,183,890
Total                                                              131,232,868

Equity Funds (continued)
                                                        Shares         Value(a)

U.S. Mid Cap (10.5%)
AXP(R) Equity Select Fund                              496,856(b)   $7,045,416
AXP(R) Mid Cap Value Fund                              248,363       2,106,120
AXP(R) Partners Aggressive Growth Fund               1,233,090       9,729,079
AXP(R) Partners Select Value Fund                      439,750       3,113,430
Total                                                               21,994,045

U.S. Small Cap (3.4%)
AXP(R) Partners Small Cap Core Fund                    274,802       1,750,492
AXP(R) Partners Small Cap Growth Fund                  357,721(b)    1,677,713
AXP(R) Partners Small Cap Value Fund                   290,295       2,107,541
AXP(R) Small Cap Advantage Fund                        201,826       1,584,333
Total                                                                7,120,079

Total Equity Funds
(Cost: $194,056,263)                                              $209,294,788

Cash Equivalents (--%)(c)
                                                        Shares         Value(a)

Money Market
AXP(R) Cash Management Fund                                 15             $15

Total Cash Equivalents
(Cost: $15)                                                                $15

Total Investments in Affiliated Funds
(Cost: $194,056,278)(d)                                           $209,294,803

Notes to investments in affiliated funds

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   See Note 6 to the financial statements.

(d) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $194,056,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $15,239,000
      Unrealized depreciation                                               --
                                                                   -----------
      Net unrealized appreciation                                  $15,239,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
25 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP Portfolio Builder Series

July 31, 2005 (Unaudited)                                                                            AXP
                                                                                  AXP          Portfolio Builder          AXP
                                                                           Portfolio Builder       Moderate        Portfolio Builder
                                                                             Conservative        Conservative          Moderate
                                                                                 Fund                Fund                Fund
Assets
Investments in affiliated funds, at value (Note 1)
   (identified cost $86,981,416, $167,544,398
   and $416,387,203, respectively)                                            $88,616,694        $172,842,087       $434,066,449
Cash in bank on demand deposit                                                         --                  --            108,989
Capital shares receivable                                                         225,632             346,573            986,810
Dividends receivable                                                                6,307               9,230             18,554
                                                                                    -----               -----             ------
Total assets                                                                   88,848,633         173,197,890        435,180,802
                                                                               ----------         -----------        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                  40,224               3,282                 --
Capital shares payable                                                              4,375             185,620            140,088
Payable for investments purchased                                                   2,548             449,158            670,439
Accrued investment management services fee                                            195                 379                952
Accrued distribution fee                                                            1,343               2,441              5,748
Accrued transfer agency fee                                                           262                 543              1,520
Accrued administrative services fee                                                    49                  95                238
Other accrued expenses                                                             18,169              28,924             47,714
                                                                                   ------              ------             ------
Total liabilities                                                                  67,165             670,442            866,699
                                                                                   ------             -------            -------
Net assets applicable to outstanding capital stock                            $88,781,468        $172,527,448       $434,314,103
                                                                              ===========        ============       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                      $    85,750        $    163,186       $    402,022
Additional paid-in capital                                                     86,277,686         164,970,976        410,435,256
Undistributed net investment income                                               192,216             334,767            633,181
Accumulated net realized gain (loss)                                              590,538           1,760,830          5,164,398
Unrealized appreciation (depreciation) on investments                           1,635,278           5,297,689         17,679,246
                                                                                ---------           ---------         ----------
Total -- representing net assets applicable to outstanding capital stock      $88,781,468        $172,527,448       $434,314,103
                                                                              ===========        ============       ============
Net assets applicable to outstanding shares         Class A                   $53,110,892        $111,472,691       $299,271,428
                                                    Class B                   $29,679,355        $ 52,425,859       $122,045,173
                                                    Class C                   $ 5,968,631        $  8,602,818       $ 12,963,899
                                                    Class Y                   $    22,590        $     26,080       $     33,603
Outstanding shares of capital stock:                Class A shares              5,123,634          10,533,090         27,670,590
                                                    Class B shares              2,871,840           4,968,156         11,326,488
                                                    Class C shares                577,375             814,882          1,202,032
                                                    Class Y shares                  2,196               2,473              3,110
Net asset value per share                           Class A                   $     10.37        $      10.58       $      10.82
                                                    Class B                   $     10.33        $      10.55       $      10.78
                                                    Class C                   $     10.34        $      10.56       $      10.78
                                                    Class Y                   $     10.29        $      10.55       $      10.80
                                                                              -----------        ------------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Statements of assets and liabilities
AXP Portfolio Builder Series

July 31, 2005 (Unaudited)                                                         AXP
                                                                           Portfolio Builder          AXP                 AXP
                                                                               Moderate        Portfolio Builder   Portfolio Builder
                                                                              Aggressive          Aggressive         Total Equity
                                                                                 Fund                Fund                Fund
Assets
Investments in affiliated funds, at value (Note 1)
   (identified cost $508,952,717, $244,252,815
   and $194,056,278, respectively)                                           $535,786,631        $260,438,291       $209,294,803
Cash in bank on demand deposit                                                         --                  --             34,086
Capital shares receivable                                                       1,450,895             456,310            515,609
Dividends receivable                                                               13,515               4,142                 --
                                                                                   ------               -----             ------
Total assets                                                                  537,251,041         260,898,743        209,844,498
                                                                              -----------         -----------        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                  13,151               8,393                 --
Capital shares payable                                                            262,783              28,358             11,104
Payable for investments purchased                                               1,361,908             568,232            456,696
Accrued investment management services fee                                          1,175                 571                460
Accrued distribution fee                                                            6,376               3,136              2,553
Accrued transfer agency fee                                                         2,358               1,326              1,070
Accrued administrative services fee                                                   294                 143                115
Other accrued expenses                                                             46,863              27,778             30,029
                                                                                   ------              ------             ------
Total liabilities                                                               1,694,908             637,937            502,027
                                                                                ---------             -------            -------
Net assets applicable to outstanding capital stock                           $535,556,133        $260,260,806       $209,342,471
                                                                             ============        ============       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                     $    489,453        $    234,568       $    186,702
Additional paid-in capital                                                    500,451,592         239,375,971        190,511,386
Undistributed (excess of distributions over) net investment income                421,643              47,983           (502,295)
Accumulated net realized gain (loss)                                            7,359,531           4,416,808          3,908,153
Unrealized appreciation (depreciation) on investments                          26,833,914          16,185,476         15,238,525
                                                                               ----------          ----------         ----------
Total -- representing net assets applicable to outstanding capital stock     $535,556,133        $260,260,806       $209,342,471
                                                                             ============        ============       ============
Net assets applicable to outstanding shares:        Class A                  $404,122,768        $194,456,584       $155,051,154
                                                    Class B                  $119,964,933        $ 61,162,180       $ 50,122,988
                                                    Class C                  $ 11,398,688        $  4,558,872       $  4,058,975
                                                    Class Y                  $     69,744        $     83,170       $    109,354
Outstanding shares of capital stock:                Class A shares             36,899,989          17,489,425         13,799,236
                                                    Class B shares             10,994,247           5,546,308          4,497,062
                                                    Class C shares              1,044,732             413,589            364,187
                                                    Class Y shares                  6,363               7,474              9,717
Net asset value per share                           Class A                  $      10.95        $      11.12       $      11.24
                                                    Class B                  $      10.91        $      11.03       $      11.15
                                                    Class C                  $      10.91        $      11.02       $      11.15
                                                    Class Y                  $      10.96        $      11.13       $      11.25
                                                                             ------------        ------------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Statements of operations
AXP Portfolio Builder Series

Six months ended July 31, 2005 (Unaudited)                                                               AXP
                                                                                         AXP      Portfolio Builder       AXP
                                                                                  Portfolio Builder   Moderate     Portfolio Builder
                                                                                    Conservative    Conservative       Moderate
                                                                                        Fund            Fund             Fund
Investment income
Income:
Income distributions from underlying affiliated funds                                 $1,065,498    $1,701,018     $ 3,634,432
                                                                                      ----------    ----------     -----------
Expenses (Note 2):
Investment management services fee                                                        30,415        56,943         138,402
Distribution fee
   Class A                                                                                57,176       115,618         300,786
   Class B                                                                               124,971       212,978         475,754
   Class C                                                                                26,284        36,242          50,981
Transfer agency fee                                                                       35,737        71,929         195,757
Incremental transfer agency fee
   Class A                                                                                 2,089         4,769          14,441
   Class B                                                                                 2,109         3,695          10,167
   Class C                                                                                   409           611           1,279
Service fee - Class Y                                                                         24             9              15
Administrative services fees and expenses                                                  7,604        14,236          34,601
Custodian fees                                                                               695           769             598
Printing and postage                                                                       8,623        18,647          48,852
Registration fees                                                                         21,286        29,860          55,216
Audit fees                                                                                 8,250         8,250           8,250
Other                                                                                        724         7,643             786
                                                                                             ---         -----             ---
Total expenses                                                                           326,396       582,199       1,335,885
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)               (15)           --              --
                                                                                         -------     ---------       ---------
Total net expenses                                                                       326,381       582,199       1,335,885
                                                                                         -------       -------       ---------
Investment income (loss) -- net                                                          739,117     1,118,819       2,298,547
                                                                                         -------     ---------       ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on sales of underlying affiliated funds (Note 3)                211,845       717,265       2,331,186
Net change in unrealized appreciation (depreciation) on investments                      738,824     2,610,236       9,992,686
                                                                                         -------     ---------       ---------
Net gain (loss) on investments                                                           950,669     3,327,501      12,323,872
                                                                                         -------     ---------      ----------
Net increase (decrease) in net assets resulting from operations                       $1,689,786    $4,446,320     $14,622,419
                                                                                      ==========    ==========     ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Statements of operations
AXP Portfolio Builder Series

Six months ended July 31, 2005 (Unaudited)                                              AXP
                                                                                Portfolio Builder      AXP               AXP
                                                                                     Moderate   Portfolio Builder  Portfolio Builder
                                                                                    Aggressive      Aggressive       Total Equity
                                                                                       Fund            Fund              Fund
Investment income
Income:
Income distributions from underlying affiliated funds                               $ 2,975,207   $   856,365      $   143,855
                                                                                    -----------   -----------      -----------
Expenses (Note 2):
Investment management services fee                                                      167,416        82,306           65,378
Distribution fee
   Class A                                                                              396,055       192,495          151,614
   Class B                                                                              464,550       239,919          195,057
   Class C                                                                               43,605        18,451           15,269
Transfer agency fee                                                                     303,797       174,000          139,849
Incremental transfer agency fee
   Class A                                                                               24,998        14,561           11,380
   Class B                                                                               12,794         7,039            6,148
   Class C                                                                                1,294           681              517
Service fee - Class Y                                                                        32            48               45
Administrative services fees and expenses                                                41,854        20,577           16,345
Custodian fees                                                                              598           519              447
Printing and postage                                                                     55,169        32,476           23,759
Registration fees                                                                        48,444        34,447           34,540
Audit fees                                                                                8,250         8,250            8,250
Other                                                                                     1,038           800              926
                                                                                          -----           ---              ---
Total expenses                                                                        1,569,894       826,569          669,524
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)               --       (18,187)         (23,374)
                                                                                      ---------       -------          -------
Total net expenses                                                                    1,569,894       808,382          646,150
                                                                                      ---------       -------          -------
Investment income (loss) -- net                                                       1,405,313        47,983         (502,295)
                                                                                      ---------       -------          -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on sales of underlying affiliated funds (Note 3)             3,465,365     2,084,628        1,877,812
Net change in unrealized appreciation (depreciation) on investments                  16,501,423    10,568,333       10,378,223
                                                                                     ----------    ----------       ----------
Net gain (loss) on investments                                                       19,966,788    12,652,961       12,256,035
                                                                                     ----------    ----------       ----------
Net increase (decrease) in net assets resulting from operations                     $21,372,101   $12,700,944      $11,753,740
                                                                                    ===========   ===========      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Portfolio Builder Series

                                                                AXP Portfolio Builder               AXP Portfolio Builder
                                                                  Conservative Fund              Moderate Conservative Fund
                                                         July 31, 2005   For the period from   July 31, 2005   For the period from
                                                       Six months ended   March 4, 2004(a)   Six months ended   March 4, 2004(a)
                                                          (Unaudited)     to Jan. 31, 2005      (Unaudited)     to Jan. 31, 2005
Operations and distributions
Investment income (loss) -- net                           $   739,117       $   524,212        $  1,118,819      $  1,057,052
Net realized gain (loss) on investments                       211,845           565,687             717,265         1,448,477
Net change in unrealized appreciation (depreciation)
   on investments                                             738,824           896,281           2,610,236         2,687,220
                                                              -------           -------           ---------         ---------
Net increase (decrease) in net assets
   resulting from operations                                1,689,786         1,986,180           4,446,320         5,192,749
                                                            ---------         ---------           ---------         ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                (423,207)         (392,103)           (668,048)         (928,934)
      Class B                                                (151,582)         (134,098)           (159,022)         (318,130)
      Class C                                                 (30,173)          (29,944)            (26,468)          (57,743)
      Class Y                                                  (1,627)             (177)               (190)             (189)
   Net realized gain
      Class A                                                      --           (60,625)                 --           (60,162)
      Class B                                                      --           (29,969)                 --           (26,957)
      Class C                                                      --            (6,739)                 --            (4,821)
      Class Y                                                      --               (17)                 --                (9)
                                                             --------          --------            --------        ----------
Total distributions                                          (606,589)         (653,672)           (853,728)       (1,396,945)
                                                             --------          --------            --------        ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                 18,488,542        43,466,375          40,418,263        80,475,274
   Class B shares                                          12,144,324        22,534,862          20,948,399        34,998,773
   Class C shares                                           2,138,637         4,530,358           3,070,081         6,054,953
   Class Y shares                                             251,886                --              15,000                --
Reinvestment of distributions at net asset value
   Class A shares                                             399,546           436,874             641,877           952,354
   Class B shares                                             145,100           156,820             153,978           333,756
   Class C shares                                              28,932            33,909              25,712            61,539
   Class Y shares                                               1,483                --                  85                --
Payments for redemptions
   Class A shares                                          (6,331,006)       (4,949,749)         (9,554,707)       (6,431,637)
   Class B shares (Note 2)                                 (3,518,532)       (2,525,210)         (3,585,611)       (2,561,369)
   Class C shares (Note 2)                                   (753,620)         (173,381)           (620,999)         (356,952)
   Class Y shares                                            (240,612)               --                  --                --
                                                           ----------        ----------          ----------       -----------
Increase (decrease) in net assets from
   capital share transactions                              22,754,680        63,510,858          51,512,078       113,526,691
                                                           ----------        ----------          ----------       -----------
Total increase (decrease) in net assets                    23,837,877        64,843,366          55,104,670       117,322,495
Net assets at beginning of period (Note 1)                 64,943,591           100,225(b)      117,422,778           100,283(c)
                                                           ----------           -------         -----------           -------
Net assets at end of period                               $88,781,468       $64,943,591        $172,527,448      $117,422,778
                                                          ===========       ===========        ============      ============
Undistributed net investment income                       $   192,216       $    59,688        $    334,767      $     69,676
                                                          -----------       -----------        ------------      ------------

(a)  When shares became publicly available.

(b) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $225 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

(c) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $283 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Portfolio Builders Series
                                                                AXP Portfolio Builder               AXP Portfolio Builder
                                                                Builder Moderate Fund             Moderate Aggressive Fund
                                                         July 31, 2005   For the period from   July 31, 2005   For the period from
                                                       Six months ended   March 4, 2004(a)   Six months ended   March 4, 2004(a)
                                                          (Unaudited)     to Jan. 31, 2005      (Unaudited)     to Jan. 31, 2005
Operations and distributions
Investment income (loss) -- net                          $  2,298,547      $  2,153,923        $  1,405,313      $  2,005,539
Net realized gain (loss) on investments                     2,331,186         4,077,107           3,465,365         5,343,123
Net change in unrealized appreciation (depreciation)
   on investments                                           9,992,686         7,686,199          16,501,423        10,332,016
                                                            ---------         ---------          ----------        ----------
Net increase (decrease) in net assets
   resulting from operations                               14,622,419        13,917,229          21,372,101        17,680,678
                                                           ----------        ----------          ----------        ----------
Distributions to shareholders from:
   Net investment income
      Class A                                              (1,505,743)       (2,241,999)           (991,038)       (2,651,382)
      Class B                                                (264,428)         (671,892)                 --          (544,032)
      Class C                                                 (27,876)          (74,421)                 --           (54,864)
      Class Y                                                    (263)             (186)               (241)             (304)
   Net realized gain
      Class A                                                      --          (198,872)                 --          (157,086)
      Class B                                                      --           (75,746)                 --           (42,491)
      Class C                                                      --            (8,559)                 --            (4,301)
      Class Y                                                      --               (13)                 --               (15)
                                                           ----------        ----------            --------        ----------
Total distributions                                        (1,798,310)       (3,271,688)           (991,279)       (3,454,475)
                                                           ----------        ----------            --------        ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                122,568,940       190,283,210         166,484,631       244,597,254
   Class B shares                                          54,235,478        74,076,207          55,045,846        68,833,811
   Class C shares                                           5,406,672         7,957,855           4,969,419         6,624,483
   Class Y shares                                              27,494            30,000             104,739            21,999
Reinvestment of distributions at net asset value
   Class A shares                                           1,470,828         2,386,845             975,043         2,764,281
   Class B shares                                             257,059           712,135                  --           577,286
   Class C shares                                              26,693            79,142                  --            56,828
   Class Y shares                                                 178                --                 201               157
Payments for redemptions
   Class A shares                                         (23,546,978)      (10,507,665)        (24,584,826)      (12,831,668)
   Class B shares (Note 2)                                 (7,824,181)       (5,653,206)         (6,786,777)       (4,953,827)
   Class C shares (Note 2)                                   (795,014)         (411,689)           (545,765)         (432,229)
   Class Y shares                                             (35,950)               --             (72,273)               --
                                                           ----------        ----------            --------        ----------
Increase (decrease) in net assets from
   capital share transactions                             151,791,219       258,952,834         195,590,238       305,258,375
                                                          -----------       -----------         -----------       -----------
Total increase (decrease) in net assets                   164,615,328       269,598,375         215,971,060       319,484,578
Net assets at beginning of period (Note 1)                269,698,775           100,400(b)      319,585,073           100,495(c)
                                                          -----------           -------         -----------           -------
Net assets at end of period                              $434,314,103      $269,698,775        $535,556,133      $319,585,073
                                                         ============      ============        ============      ============
Undistributed net investment income                      $    633,181      $    132,944        $    421,643      $      7,609
                                                         ------------      ------------        ------------      ------------

(a)  When shares became publicly available.

(b) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $400 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

(c) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $495 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Portfolio Builder Series
                                                                AXP Portfolio Builder               AXP Portfolio Builder
                                                                   Aggressive Fund                    Total Equity Fund
                                                         July 31, 2005   For the period from   July 31, 2005   For the period from
                                                       Six months ended   March 4, 2004(a)   Six months ended   March 4, 2004(a)
                                                          (Unaudited)     to Jan. 31, 2005      (Unaudited)     to Jan. 31, 2005
Operations and distributions
Investment income (loss) -- net                          $     47,983      $    586,828        $   (502,295)     $    212,444
Net realized gain (loss) on investments                     2,084,628         3,170,131           1,877,812         2,740,011
Net change in unrealized appreciation (depreciation)
   on investments                                          10,568,333         5,616,567          10,378,223         4,859,575
                                                           ----------         ---------          ----------         ---------
Net increase (decrease) in net assets
   resulting from operations                               12,700,944         9,373,526          11,753,740         7,812,030
                                                           ----------         ---------          ----------         ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                      --        (1,070,033)                 --          (733,780)
      Class B                                                      --          (226,765)                 --          (150,954)
      Class C                                                      --           (17,616)                 --           (11,704)
      Class Y                                                      --              (668)                 --              (709)
   Net realized gain
      Class A                                                      --           (97,886)                 --           (80,460)
      Class B                                                      --           (28,935)                 --           (24,752)
      Class C                                                      --            (2,443)                 --            (1,980)
      Class Y                                                      --               (54)                 --               (68)
                                                           ----------         ---------          ----------         ---------
Total distributions                                                --        (1,444,400)                 --        (1,004,407)
                                                           ----------        ----------          ----------        ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                 76,972,899       118,179,376          63,166,133        91,775,810
   Class B shares                                          24,911,555        35,721,618          21,634,754        28,881,735
   Class C shares                                           1,687,603         3,138,635           1,683,581         2,298,554
   Class Y shares                                              82,471            58,895              26,424            79,387
Reinvestment of distributions at net asset value
   Class A shares                                                  --         1,155,526                  --           807,438
   Class B shares                                                  --           252,370                  --           174,015
   Class C shares                                                  --            19,057                  --            13,005
   ClassY shares                                                   --               593                  --               658
Payments for redemptions
   Class A shares                                         (11,806,839)       (5,825,730)         (9,047,131)       (5,782,717)
   Class B shares (Note 2)                                 (2,408,237)       (1,886,901)         (2,432,621)       (2,305,111)
   Class C shares (Note 2)                                   (421,960)         (226,611)           (170,485)         (103,238)
   Class Y shares                                             (51,206)          (22,957)             (7,102)          (12,683)
                                                           ----------         ---------          ----------         ---------
Increase (decrease) in net assets from
   capital share transactions                              88,966,286       150,563,871          74,853,553       115,826,853
                                                           ----------       -----------          ----------       -----------
Total increase (decrease) in net assets                   101,667,230       158,492,997          86,607,293       122,634,476
Net assets at beginning of period (Note 1)                158,593,576           100,579(b)      122,735,178           100,702(c)
                                                          -----------           -------         -----------           -------
Net assets at end of period                              $260,260,806      $158,593,576        $209,342,471      $122,735,178
                                                         ============      ============        ============      ============
Undistributed (excess of distributions over)
   net investment income                                 $     47,983       $        --        $   (502,295)      $        --
                                                         ------------       -----------        ------------       -----------

(a)  When shares became publicly available.

(b) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $579 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

(c) Initial capital of $100,000 was contributed on Feb. 19, 2004. The Fund had an increase in net assets resulting from operations of $702 during the period from Feb. 19, 2004 to March 4, 2004 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Portfolio Builder Series

(Unaudited as to July 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying affiliated funds* for which Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) or an affiliate acts as investment manager or principal underwriter. For each Fund, on Feb. 19, 2004, Ameriprise Financial invested $100,000 (7,000 shares for Class A, 1,000 shares for Class B, Class C and Class Y, respectively), which represented the initial capital for each class at $10 per share. Shares of each Fund were first offered to the public on March 4, 2004.

The primary investments of each Fund are as follows:

AXP Portfolio Builder Conservative Fund - invests primarily in fixed income securities.

AXP Portfolio Builder Moderate Conservative Fund - invests primarily in fixed income securities and also invests a moderate amount in equity securities.

AXP Portfolio Builder Moderate Fund - invests in a balance of fixed income and equity securities.

AXP Portfolio Builder Moderate Aggressive Fund - invests primarily in equity securities and also invests a moderate amount in fixed income securities.

AXP Portfolio Builder Aggressive Fund - invests primarily in equity securities and also invests a small amount in fixed income securities.

AXP Portfolio Builder Total Equity Fund - invests primarily in equity securities.

Each Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

* For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds' most recent prospectus.

Each Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of investments

Investments in the underlying funds are valued at their net asset value at the close of each business day. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Guarantees and indemnifications

Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
33 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income and net realized gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principals. Capital accounts within the financial statements are adjusted for permanent book/tax differences. These differences are primarily due to capital loss carryforwards and losses due to wash sales and excise tax regulations (post October flip losses). The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

Dividends to shareholders

Dividends from net investment income, declared and distributed quarterly, when available, for AXP Portfolio Builder Conservative Fund, AXP Portfolio Builder Moderate Conservative Fund, AXP Portfolio Builder Moderate Fund and AXP Portfolio Builder Moderate Aggressive Fund are reinvested in additional shares of the Fund at net asset value or payable in cash. Dividends from net investment income, declared and paid at the end of the calendar year, when available, for AXP Portfolio Builder Aggressive Fund and AXP Portfolio Builder Total Equity Fund are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Each Fund has agreements with RiverSource Investments, LLC to provide investment management services. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under an Investment Management Services Agreement, each Fund pays a fee at an annual rate of 0.08% of each Fund's average daily net assets.

Under an Administrative Services Agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at an annual rate of 0.02% of each Fund's average daily net assets.

A minor portion of additional administrative service expenses paid by each Fund are consultants' fees and fund office expenses. Under this agreement, each Fund also pays taxes, audit and certain legal fees, registration fees for shares, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

The Funds do not pay additional compensation to the board members. Compensation is paid directly from the affiliated underlying funds in which each Fund invests.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. Each Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

AXP Portfolio Builder Conservative Fund

AXP Portfolio Builder Moderate Conservative Fund

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

AXP Portfolio Builder Moderate Fund

AXP Portfolio Builder Moderate Aggressive Fund

AXP Portfolio Builder Aggressive Fund

AXP Portfolio Builder Total Equity Fund

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
34 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee for each Fund of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the six months ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

Each Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, each Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of each Fund's average daily net assets attributable to Class Y shares.

For the six months ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses as follows:

Fund                                              Class A  Class B  Class C  Class Y
AXP Portfolio Builder Conservative Fund             --%       --%       --%    0.42%
AXP Portfolio Builder Moderate Conservative Fund    --        --        --       --
AXP Portfolio Builder Moderate Fund                 --        --        --       --
AXP Portfolio Builder Moderate Aggressive Fund      --        --        --       --
AXP Portfolio Builder Aggressive Fund             0.59      1.37      1.37     0.42
AXP Portfolio Builder Total Equity Fund           0.59      1.37      1.37     0.42

Of these waived fees and expenses, the transfer agency fees waived are as follows:

Fund                                                                    Amount
AXP Portfolio Builder Conservative Fund
   Class A                                                             $    --
   Class B                                                                  --
   Class C                                                                  --
   Class Y                                                                  15
AXP Portfolio Builder Aggressive Fund
   Class A                                                              17,274
   Class B                                                                 713
   Class C                                                                 189
   Class Y                                                                  11
AXP Portfolio Builder Total Equity Fund
   Class A                                                              20,004
   Class B                                                               3,077
   Class C                                                                 278
   Class Y                                                                  15

In addition, Ameriprise Financial and its affiliates have agreed to waive certain fees and expenses until Jan. 31, 2006. Under this agreement, net direct expenses will not exceed 0.59% for Class A, 1.37% for Class B, 1.37% for Class C and 0.42% for Class Y of each Fund's average daily net assets.

Sales charges received by the Distributor for distributing the Funds' shares for the six months ended July 31, 2005, are as follows:

Fund                                                      Class A      Class B     Class C
AXP Portfolio Builder Conservative Fund                $  607,591      $18,103      $4,132
AXP Portfolio Builder Moderate Conservative Fund          654,784       12,314       1,484
AXP Portfolio Builder Moderate Fund                     2,178,594       26,308       2,108
AXP Portfolio Builder Moderate Aggressive Fund          3,763,666       30,012       1,829
AXP Portfolio Builder Aggressive Fund                   1,577,469       10,064         367
AXP Portfolio Builder Total Equity Fund                   877,045        7,416         617

Each Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a Fund invests. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

--------------------------------------------------------------------------------
35 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

3. SALES OF UNDERLYING AFFILIATED FUNDS

For the six months ended July 31, 2005, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                                               Purchases              Proceeds
AXP Portfolio Builder Conservative Fund                                         $ 35,508,096             $12,870,653
AXP Portfolio Builder Moderate Conservative Fund                                  70,916,743              18,385,157
AXP Portfolio Builder Moderate Fund                                              188,616,026              37,154,713
AXP Portfolio Builder Moderate Aggressive Fund                                   250,761,151              54,539,510
AXP Portfolio Builder Aggressive Fund                                            128,857,754              39,847,209
AXP Portfolio Builder Total Equity Fund                                           95,738,665              21,925,825

Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                       AXP Portfolio Builder Conservative Fund
                                           Six months ended July 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                    1,803,069  1,188,456  209,240   24,530
Issued for reinvested distributions        39,022     14,187    2,829      145
Redeemed                                 (617,305)  (344,454) (73,712) (23,479)
                                         --------   --------  -------  -------
Net increase (decrease)                 1,224,786    858,189  138,357    1,196
                                        ---------    -------  -------    -----

                                       AXP Portfolio Builder Conservative Fund
                                     Period from March 4, 2004* to Jan. 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                    4,337,885  2,248,072  451,846       --
Issued for reinvested distributions        42,820     15,357    3,321       --
Redeemed                                 (488,857)  (250,778) (17,149)      --
                                         --------   --------  -------     ----
Net increase (decrease)                 3,891,848  2,012,651  438,018       --
                                        ---------  ---------  -------     ----

* When shares became publicly available.

                                AXP Portfolio Builder Moderate Conservative Fund
                                           Six months ended July 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                    3,887,532  2,022,068  295,663    1,465
Issued for reinvested distributions        61,722     14,783    2,469        8
Redeemed                                 (918,445)  (345,244) (59,865)      --
                                        ---------  ---------  -------    -----
Net increase (decrease)                 3,030,809  1,691,607  238,267    1,473
                                        ---------  ---------  -------    -----

                                AXP Portfolio Builder Moderate Conservative Fund
                                     Period from March 4, 2004* to Jan. 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                    8,036,255  3,499,136  605,081       --
Issued for reinvested distributions        92,275     32,257    5,943       --
Redeemed                                 (633,249)  (255,844) (35,409)      --
                                        ---------  ---------  -------    -----
Net increase (decrease)                 7,495,281  3,275,549  575,615       --
                                        ---------  ---------  -------    -----
* When shares became publicly available.

                                         AXP Portfolio Builder Moderate Fund
                                           Six months ended July 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                   11,624,019  5,163,686  513,259    2,615
Issued for reinvested distributions       139,284     24,301    2,521       17
Redeemed                               (2,233,082)  (745,319) (75,648)  (3,401)
                                       ----------   --------  -------   ------
Net increase (decrease)                 9,530,221  4,442,668  440,132     (769)
                                        ---------  ---------  -------     ----

--------------------------------------------------------------------------------
36 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

                                         AXP Portfolio Builder Moderate Fund
                                     Period from March 4, 2004* to Jan. 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                   18,928,076  7,377,466  793,615    2,879
Issued for reinvested distributions       227,962     67,861    7,530       --
Redeemed                               (1,022,669)  (562,507) (40,245)      --
                                       ----------  ---------  -------    -----
Net increase (decrease)                18,133,369  6,882,820  760,900    2,879
                                       ----------  ---------  -------    -----

* When shares became publicly available.

                                  AXP Portfolio Builder Moderate Aggressive Fund
                                           Six months ended July 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                   15,709,322  5,212,686  470,250    9,878
Issued for reinvested distributions        91,422         --       --       19
Redeemed                               (2,317,893)  (641,624) (51,637)  (6,722)
                                       ----------   --------  -------   ------
Net increase (decrease)                13,482,851  4,571,062  418,613    3,175
                                       ----------  ---------  -------    -----

                                  AXP Portfolio Builder Moderate Aggressive Fund
                                     Period from March 4, 2004* to Jan. 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                   24,401,802  6,867,163  662,319    2,173
Issued for reinvested distributions       262,662     54,518    5,367       15
Redeemed                               (1,254,326)  (499,496) (42,567)      --
                                       ----------   --------  -------    -----
Net increase (decrease)                23,410,138  6,422,185  625,119    2,188
                                       ----------  ---------  -------    -----

* When shares became publicly available.

                                        AXP Portfolio Builder Aggressive Fund
                                           Six months ended July 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                    7,232,281  2,354,444  159,085    7,722
Issued for reinvested distributions            --         --       --       --
Redeemed                               (1,105,807)  (226,885) (39,788)  (4,772)
                                       ----------   --------  -------   ------
Net increase (decrease)                 6,126,474  2,127,559  119,297    2,950
                                        ---------  ---------  -------    -----

                                        AXP Portfolio Builder Aggressive Fund
                                     Period from March 4, 2004* to Jan. 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                   11,821,202  3,583,755  314,674    5,732
Issued for reinvested distributions       108,297     23,741    1,794       56
Redeemed                                 (573,548)  (189,747) (23,176)  (2,264)
                                         --------   --------  -------   ------
Net increase (decrease)                11,355,951  3,417,749  293,292    3,524
                                       ----------  ---------  -------    -----

* When shares became publicly available.

                                       AXP Portfolio Builder Total Equity Fund
                                           Six months ended July 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                    5,911,427  2,037,304  157,961    2,477
Issued for reinvested distributions            --         --       --       --
Redeemed                                 (844,497)  (228,511) (15,910)    (677)
                                         --------   --------  -------     ----
Net increase (decrease)                 5,066,930  1,808,793  142,051    1,800
                                        ---------  ---------  -------    -----

                                       AXP Portfolio Builder Total Equity Fund
                                     Period from March 4, 2004* to Jan. 31, 2005
                                          Class A    Class B  Class C  Class Y
Sold                                    9,216,472  2,906,354  230,261    8,040
Issued for reinvested distributions        75,321     16,294    1,218       61
Redeemed                                 (566,487)  (235,379) (10,343)  (1,184)
                                         --------   --------  -------   ------
Net increase (decrease)                 8,725,306  2,687,269  221,136    6,917
                                        ---------  ---------  -------    -----

* When shares became publicly available.

--------------------------------------------------------------------------------
37 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

5. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Each Fund had no borrowings outstanding during the six months ended July 31, 2005.

6. INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At July 31, 2005, each Fund held the following positions, which exceed 5% of the underlying fund's shares outstanding:

AXP Portfolio Builder Conservative Fund

Underlying fund                                                                                          Percent of shares held
AXP Limited Duration Bond Fund                                                                                     5.63%
AXP Core Bond Fund                                                                                                 8.50%

AXP Portfolio Builder Moderate Conservative fund

Underlying fund                                                                                          Percent of shares held
AXP Inflation Protected Securities Fund                                                                            5.48%
AXP Core Bond Fund                                                                                                 6.96%
AXP Limited Duration Bond Fund                                                                                    11.70%

AXP Portfolio Builder Moderate Fund

Underlying fund                                                                                          Percent of shares held
AXP Large Cap Value Fund                                                                                           5.47%
AXP Limited Duration Bond Fund                                                                                     5.60%
AXP Selective Fund                                                                                                 6.72%
AXP Real Estate Fund                                                                                               9.57%
AXP Income Opportunities Fund                                                                                     10.37%
AXP Inflation Protected Securities Fund                                                                           10.42%
AXP Partners Aggressive Growth Fund                                                                               12.04%
AXP Quantitative Large Cap Equity Fund                                                                            14.10%
AXP Partners Growth Fund                                                                                          16.16%
AXP Core Bond Fund                                                                                                28.04%

AXP Portfolio Builder Moderate Aggressive Fund

Underlying fund                                                                                          Percent of shares held
AXP Global Bond Fund                                                                                               5.85%
AXP Partners International Aggressive Growth Fund                                                                  6.55%
AXP Partners International Core Fund                                                                               7.92%
AXP Inflation Protected Securities Fund                                                                            8.72%
AXP Large Cap Value Fund                                                                                           8.73%
AXP Limited Duration Bond Fund                                                                                     9.29%
AXP Real Estate Fund                                                                                              11.70%
AXP Partners Aggressive Growth Fund                                                                               19.09%
AXP Core Bond Fund                                                                                                22.17%
AXP Quantitative Large Cap Equity Fund                                                                            22.52%
AXP Partners Growth Fund                                                                                          25.96%

AXP Portfolio Builder Aggressive Fund

Underlying fund                                                                                          Percent of shares held
AXP Large Cap Value Fund                                                                                           5.24%
AXP Real Estate Fund                                                                                               5.68%
AXP Limited Duration Bond Fund                                                                                     6.68%
AXP Partners Aggressive Growth Fund                                                                               11.37%
AXP Quantitative Large Cap Equity Fund                                                                            13.41%
AXP Partners Growth Fund                                                                                          15.36%

AXP Portfolio Builder Total Equity Fund

Underlying fund                                                                                          Percent of shares held
AXP Large Cap Value Fund                                                                                           5.05%
AXP Partners Aggressive Growth Fund                                                                               11.02%
AXP Quantitative Large Cap Equity Fund                                                                            13.09%
AXP Partners Growth Fund                                                                                          14.87%

--------------------------------------------------------------------------------
38 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP Portfolio Builder Conservative Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                             2005(i)     2005(b)
Net asset value, beginning of period                   $10.23      $10.02
                                                       ------      ------
Income from investment operations:
Net investment income (loss)                              .11         .12
Net gains (losses) (both realized and unrealized)         .12         .23
                                                       ------      ------
Total from investment operations                          .23         .35
                                                       ------      ------
Less distributions:
Dividends from net investment income                     (.09)       (.12)
Distributions from realized gains                          --        (.02)
                                                       ------      ------
Total distributions                                      (.09)       (.14)
                                                       ------      ------
Net asset value, end of period                         $10.37      $10.23
                                                       ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $53         $40
Ratio of expenses to average daily net assets(c),(d)     .56%(e)     .59%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                          2.24%(e)    2.03%(e)
Portfolio turnover rate
   (excluding short-term securities)                      17%         51%
Total return(g)                                         2.27%(h)    3.54%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class A would have been 0.92% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                              2005(i)   2005(b)
Net asset value, beginning of period                     $10.21    $10.02
                                                         ------    ------
Income from investment operations:
Net investment income (loss)                                .07       .07
Net gains (losses) (both realized and unrealized)           .11       .22
                                                         ------    ------
Total from investment operations                            .18       .29
                                                         ------    ------
Less distributions:
Dividends from net investment income                       (.06)     (.08)
Distributions from realized gains                            --      (.02)
                                                         ------    ------
Total distributions                                        (.06)     (.10)
                                                         ------    ------
Net asset value, end of period                           $10.33    $10.21
                                                         ------    ------
Ratios/supplemental data
Net assets, end of period (in millions)                     $30       $21
Ratio of expenses to average daily net assets(c),(d)      1.32%(e)  1.37%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                            1.49%(e)  1.25%(e)
Portfolio turnover rate
   (excluding short-term securities)                        17%       51%
Total return(g)                                           1.75%(h)  2.88%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 1.68% for the period ended Jan 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
39 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Conservative Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                          2005(i)    2005(b)
Net asset value, beginning of period                 $10.21     $10.02
                                                     ------     ------
Income from investment operations:
Net investment income (loss)                            .06        .07
Net gains (losses) (both realized and unrealized)       .13        .22
                                                     ------     ------
Total from investment operations                        .19        .29
                                                     ------     ------
Less distributions:
Dividends from net investment income                   (.06)      (.08)
Distributions from realized gains                        --       (.02)
                                                     ------     ------
Total distributions                                    (.06)      (.10)
                                                     ------     ------
Net asset value, end of period                       $10.34     $10.21
                                                     ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                  $6         $4
Ratio of expenses to average daily net assets(c),(d)  1.31%(e)   1.37%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                        1.49%(e)   1.32%(e)
Portfolio turnover rate
   (excluding short-term securities)                    17%        51%
Total return(g)                                       1.82%(h)   2.90%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class C would have been 1.68% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                           2005(i)       2005(b)
Net asset value, beginning of period                 $10.20        $10.02
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                            .16           .17
Net gains (losses) (both realized and unrealized)       .07           .20
                                                     ------        ------
Total from investment operations                        .23           .37
                                                     ------        ------
Less distributions:
Dividends from net investment income                   (.14)         (.17)
Distributions from realized gains                        --          (.02)
                                                     ------        ------
Total distributions                                    (.14)         (.19)
                                                     ------        ------
Net asset value, end of period                       $10.29        $10.20
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                 $--           $--
Ratio of expenses to average daily net assets(c),(d)   .42%(e),(f)   .42%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                        2.40%(f)      1.90%(f)
Portfolio turnover rate
   (excluding short-term securities)                    17%           51%
Total return(g)                                       2.32%(h)      3.74%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.48% for the six months ended July 31, 2005 and 0.76% for the period ended Jan. 31, 2005.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
40 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                              2005(i)    2005(b)
Net asset value, beginning of period                    $10.35     $10.03
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .09        .14
Net gains (losses) (both realized and unrealized)          .21        .35
                                                        ------     ------
Total from investment operations                           .30        .49
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.07)      (.16)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.07)      (.17)
                                                        ------     ------
Net asset value, end of period                          $10.58     $10.35
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $111        $78
Ratio of expenses to average daily net assets(c),(d)      .54%(e)    .59%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                           1.84%(e)   2.21%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        28%
Total return(g)                                          2.91%(h)   4.90%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class A would have been 0.72% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                            2005(i)    2005(b)
Net asset value, beginning of period                    $10.32     $10.03
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .04        .09
Net gains (losses) (both realized and unrealized)          .22        .32
                                                        ------     ------
Total from investment operations                           .26        .41
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.03)      (.11)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.03)      (.12)
                                                        ------     ------
Net asset value, end of period                          $10.55     $10.32
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                    $52        $34
Ratio of expenses to average daily net assets(c),(d)     1.30%(e)   1.37%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                           1.09%(e)   1.46%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        28%
Total return(g)                                          2.57%(h)   4.14%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 1.49% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
41 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                            2005(i)    2005(b)
Net asset value, beginning of period                    $10.33     $10.03
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .04        .09
Net gains (losses) (both realized and unrealized)          .22        .34
                                                        ------     ------
Total from investment operations                           .26        .43
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.03)      (.12)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.03)      (.13)
                                                        ------     ------
Net asset value, end of period                          $10.56     $10.33
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                     $9         $6
Ratio of expenses to average daily net assets(c),(d)     1.30%(e)   1.37%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                           1.08%(e)   1.47%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        28%
Total return(g)                                          2.57%(h)   4.25%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class C would have been 1.52% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                             2005(i)    2005(b)
Net asset value, beginning of period                    $10.34     $10.03
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .12        .17
Net gains (losses) (both realized and unrealized)          .20        .34
                                                        ------     ------
Total from investment operations                           .32        .51
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.11)      (.19)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.11)      (.20)
                                                        ------     ------
Net asset value, end of period                          $10.55     $10.34
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                    $--        $--
Ratio of expenses to average daily net assets(c),(d)      .39%(e)    .36%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                           2.05%(e)   2.13%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        28%
Total return(g)                                          3.07%(h)   5.09%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class Y would have been 0.57% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
42 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                             2005(i)    2004(b)
Net asset value, beginning of period                    $10.47     $10.04
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .07        .13
Net gains (losses) (both realized and unrealized)          .34        .47
                                                        ------     ------
Total from investment operations                           .41        .60
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.06)      (.16)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.06)      (.17)
                                                        ------     ------
Net asset value, end of period                          $10.82     $10.47
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $299       $190
Ratio of expenses to average daily net assets(c),(d)      .54%(e)    .59%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                           1.56%(e)   2.05%(e)
Portfolio turnover rate
   (excluding short-term securities)                       11%        28%
Total return(g)                                          3.94%(h)   6.01%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class A would have been 0.63% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                             2005(i)    2004(b)
Net asset value, beginning of period                    $10.43     $10.04
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .03        .08
Net gains (losses) (both realized and unrealized)          .35        .44
                                                        ------     ------
Total from investment operations                           .38        .52
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.03)      (.12)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.03)      (.13)
                                                        ------     ------
Net asset value, end of period                          $10.78     $10.43
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $122        $72
Ratio of expenses to average daily net assets(c),(d)     1.30%(e)   1.36%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                            .80%(e)   1.31%(e)
Portfolio turnover rate
   (excluding short-term securities)                       11%        28%
Total return(g)                                          3.60%(h)   5.19%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 1.39% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
43 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                             2005(i)    2004(b)
Net asset value, beginning of period                    $10.44     $10.04
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .03        .07
Net gains (losses) (both realized and unrealized)          .34        .46
                                                        ------     ------
Total from investment operations                           .37        .53
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.03)      (.12)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.03)      (.13)
                                                        ------     ------
Net asset value, end of period                          $10.78     $10.44
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                    $13         $8
Ratio of expenses to average daily net assets(c),(d)     1.30%(e)   1.36%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                            .80%(e)   1.26%(e)
Portfolio turnover rate
   (excluding short-term securities)                       11%        28%
Total return(g)                                          3.50%(h)   5.24%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class C would have been 1.40% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                            2005(i)    2004(b)
Net asset value, beginning of period                    $10.47     $10.04
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .10        .16
Net gains (losses) (both realized and unrealized)          .31        .47
                                                        ------     ------
Total from investment operations                           .41        .63
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.08)      (.19)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.08)      (.20)
                                                        ------     ------
Net asset value, end of period                          $10.80     $10.47
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                    $--        $--
Ratio of expenses to average daily net assets(c),(d)      .38%(e)    .37%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                           1.72%(e)    .88%(e)
Portfolio turnover rate
   (excluding short-term securities)                       11%        28%
Total return(g)                                          3.99%(h)   6.28%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class Y would have been 0.47% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
44 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggresssive Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                            2005(i)    2004(b)
Net asset value, beginning of period                    $10.50     $10.05
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .04        .10
Net gains (losses) (both realized and unrealized)          .44        .50
                                                        ------     ------
Total from investment operations                           .48        .60
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.03)      (.14)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.03)      (.15)
                                                        ------     ------
Net asset value, end of period                          $10.95     $10.50
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $404       $246
Ratio of expenses to average daily net assets(c),(d)      .57%(e)    .59%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                            .86%(e)   1.61%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        31%
Total return(g)                                          4.58%(h)   5.97%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class A would have been 0.65% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                            2005(i)    2004(b)
Net asset value, beginning of period                    $10.47     $10.05
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                                --        .04
Net gains (losses) (both realized and unrealized)          .44        .49
                                                        ------     ------
Total from investment operations                           .44        .53
                                                        ------     ------
Less distributions:
Dividends from net investment income                        --       (.10)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                         --       (.11)
                                                        ------     ------
Net asset value, end of period                          $10.91     $10.47
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $120        $67
Ratio of expenses to average daily net assets(c),(d)     1.33%(e)   1.36%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                            .10%(e)    .82%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        31%
Total return(g)                                          4.20%(h)   5.24%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 1.42% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
45 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggresssive Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                            2005(i)    2004(b)
Net asset value, beginning of period                    $10.47     $10.05
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                                --        .04
Net gains (losses) (both realized and unrealized)          .44        .49
                                                        ------     ------
Total from investment operations                           .44        .53
                                                        ------     ------
Less distributions:
Dividends from net investment income                        --       (.10)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                         --       (.11)
                                                        ------     ------
Net asset value, end of period                          $10.91     $10.47
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                    $11         $7
Ratio of expenses to average daily net assets(c),(d)     1.33%(e)   1.37%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                            .09%(e)    .83%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        31%
Total return(g)                                          4.20%(h)   5.24%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class C would have been 1.41% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                            2005(i)    2004(b)
Net asset value, beginning of period                    $10.50     $10.05
                                                        ------     ------
Income from investment operations:
Net investment income (loss)                               .05        .12
Net gains (losses) (both realized and unrealized)          .45        .49
                                                        ------     ------
Total from investment operations                           .50        .61
                                                        ------     ------
Less distributions:
Dividends from net investment income                      (.04)      (.15)
Distributions from realized gains                           --       (.01)
                                                        ------     ------
Total distributions                                       (.04)      (.16)
                                                        ------     ------
Net asset value, end of period                          $10.96     $10.50
                                                        ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                    $--        $--
Ratio of expenses to average daily net assets(c),(d)      .40%(e)    .36%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                           1.02%(e)   1.35%(e)
Portfolio turnover rate
   (excluding short-term securities)                       13%        31%
Total return(g)                                          4.77%(h)   6.10%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class Y would have been 0.48% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
46 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                         2005(i)       2005(b)
Net asset value, beginning of period                 $10.53        $10.06
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                            .01           .07
Net gains (losses) (both realized and unrealized)       .58           .52
                                                     ------        ------
Total from investment operations                        .59           .59
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.11)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.12)
                                                     ------        ------
Net asset value, end of period                       $11.12        $10.53
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                $194          $120
Ratio of expenses to average daily net assets(c),(d)   .59%(e),(f)   .59%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                         .24%(f)      1.04%(f)
Portfolio turnover rate
   (excluding short-term securities)                    19%           38%
Total return(g)                                       5.60%(h)      5.81%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 0.61% for the six months ended July 31, 2005 and 0.78% for the period ended Jan. 31, 2005.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                         2005(i)       2005(b)
Net asset value, beginning of period                 $10.48        $10.06
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                           (.02)          .01
Net gains (losses) (both realized and unrealized)       .57           .50
                                                     ------        ------
Total from investment operations                        .55           .51
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.08)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.09)
                                                     ------        ------
Net asset value, end of period                       $11.03        $10.48
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                 $61           $36
Ratio of expenses to average daily net assets(c),(d)  1.37%(e)      1.37%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                        (.54%)(e)      .25%(e)
Portfolio turnover rate
   (excluding short-term securities)                    19%           38%
Total return(g)                                       5.25%(h)      5.02%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class B would have been 1.54% for the period ended Jan. 31, 2005.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
47 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                          2005(i)       2005(b)
Net asset value, beginning of period                 $10.48        $10.06
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                           (.02)          .01
Net gains (losses) (both realized and unrealized)       .56           .49
                                                     ------        ------
Total from investment operations                        .54           .50
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.07)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.08)
                                                     ------        ------
Net asset value, end of period                       $11.02        $10.48
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                  $5            $3
Ratio of expenses to average daily net assets(c),(d) 1.37%(e),(f) 1.37%(e),(f) Ratio of net investment income (loss)
   to average daily net assets                        (.54%)(f)      .21%(f)
Portfolio turnover rate
   (excluding short-term securities)                    19%           38%
Total return(g)                                       5.15%(h)      4.96%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.38% for the six months ended July 31, 2005 and 1.55% for the period ended Jan. 31, 2005.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                         2005(i)       2005(b)
Net asset value, beginning of period                 $10.53        $10.06
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                            .02           .08
Net gains (losses) (both realized and unrealized)       .58           .52
                                                     ------        ------
Total from investment operations                        .60           .60
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.12)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.13)
                                                     ------        ------
Net asset value, end of period                       $11.13        $10.53
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                 $--           $--
Ratio of expenses to average daily net assets(c),(d)   .42%(e),(f)   .38%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                         .40%(f)      1.75%(f)
Portfolio turnover rate
   (excluding short-term securities)                    19%           38%
Total return(g)                                       5.70%(h)      5.94%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.44% for the six months ended July 31, 2005 and 0.61% for the period ended Jan. 31, 2005.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
48 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                         2005(i)       2005(b)
Net asset value, beginning of period                 $10.55        $10.07
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                           (.02)          .05
Net gains (losses) (both realized and unrealized)       .71           .54
                                                     ------        ------
Total from investment operations                        .69           .59
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.10)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.11)
                                                     ------        ------
Net asset value, end of period                       $11.24        $10.55
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                $155           $92
Ratio of expenses to average daily net assets(c),(d)   .59%(e),(f)   .59%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                        (.41%)(f)      .58%(f)
Portfolio turnover rate
   (excluding short-term securities)                    13%           39%
Total return(g)                                       6.54%(h)      5.80%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Amerprise Financial waived/reimbursed the Fund for certain expenses. Had Amerprise Financial not done so, the annual ratios of expenses for Class A would have been 0.62% for the six months ended July 31, 2005 and 0.83% for the period ended Jan. 31, 2005, respectively.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                         2005(i)       2005(b)
Net asset value, beginning of period                 $10.50        $10.07
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                           (.05)         (.02)
Net gains (losses) (both realized and unrealized)       .70           .52
                                                     ------        ------
Total from investment operations                        .65           .50
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.06)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.07)
                                                     ------        ------
Net asset value, end of period                       $11.15        $10.50
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                 $50           $28
Ratio of expenses to average daily net assets(c),(d) 1.37%(e),(f) 1.36%(e),(f) Ratio of net investment income (loss)
   to average daily net assets                       (1.19%)(f)     (.19%)(f)
Portfolio turnover rate
   (excluding short-term securities)                    13%           39%
Total return(g)                                       6.19%(h)      4.99%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Amerprise Financial waived/reimbursed the Fund for certain expenses. Had Amerprise Financial not done so, the annual ratios of expenses for Class B would have been 1.39% for the six months ended July 31, 2005 and 1.59% for the period ended Jan. 31, 2005, respectively.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
49 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund

Class C
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                         2005(i)       2005(b)
Net asset value, beginning of period                 $10.50        $10.07
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                           (.05)         (.02)
Net gains (losses) (both realized and unrealized)       .70           .52
                                                     ------        ------
Total from investment operations                        .65           .50
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.06)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.07)
                                                     ------        ------
Net asset value, end of period                       $11.15        $10.50
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                  $4            $2
Ratio of expenses to average daily net assets(c),(d) 1.37%(e),(f) 1.37%(e),(f) Ratio of net investment income (loss)
   to average daily net assets                       (1.19%)(f)     (.31%)(f)
Portfolio turnover rate
   (excluding short-term securities)                    13%           39%
Total return(g)                                       6.19%(h)      4.99%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Amerprise Financial waived/reimbursed the Fund for certain expenses. Had Amerprise Financial not done so, the annual ratios of expenses for Class C would have been 1.39% for the six months ended July 31, 2005 and 1.60% for the period ended Jan. 31, 2005, respectively.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                         2005(i)       2005(b)
Net asset value, beginning of period                 $10.55        $10.07
                                                     ------        ------
Income from investment operations:
Net investment income (loss)                           (.01)          .07
Net gains (losses) (both realized and unrealized)       .71           .53
                                                     ------        ------
Total from investment operations                        .70           .60
                                                     ------        ------
Less distributions:
Dividends from net investment income                     --          (.11)
Distributions from realized gains                        --          (.01)
                                                     ------        ------
Total distributions                                      --          (.12)
                                                     ------        ------
Net asset value, end of period                       $11.25        $10.55
                                                     ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                 $--           $--
Ratio of expenses to average daily net assets(c),(d)   .42%(e),(f)   .40%(e),(f)
Ratio of net investment income (loss)
   to average daily net assets                        (.24%)(f)      .48%(f)
Portfolio turnover rate
   (excluding short-term securities)                    13%           39%
Total return(g)                                       6.64%(h)      5.93%(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.

(e) Amerprise Financial waived/reimbursed the Fund for certain expenses. Had Amerprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.45% for the six months ended July 31, 2005 and 0.66% for the period ended Jan. 31, 2005, respectively.

(f)  Adjusted to an annual basis.

(g)  Total return does not reflect payment of a sales charge.

(h)  Not annualized.

(i)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
50 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses, which each Fund bears directly, the Fund's shareholders indirectly bear the expenses of the underlying funds in which each Fund invests. Each Fund's estimated indirect expense from investing in the underlying funds is based on the Fund's pro rata portion of the cumulative expenses charged by the underlying funds using the underlying funds expense ratio (gross) as of July 31, 2005.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Direct Expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
51 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Conservative Fund
                                                   Beginning           Ending        Direct expenses   Direct and indirect
                                                  account value     account value      paid during        expenses paid
                                                  Feb. 1, 2005      July 31, 2005      the period(a)   during the period(b)
Class A
     Actual(c)                                       $1,000            $1,022.70           $2.78              $6.30
     Hypothetical (5% return before expenses)        $1,000            $1,021.77           $2.78              $6.30
Class B
     Actual(c)                                       $1,000            $1,017.50           $6.53             $10.04
     Hypothetical (5% return before expenses)        $1,000            $1,018.05           $6.53             $10.05
Class C
     Actual(c)                                       $1,000            $1,018.20           $6.48             $10.00
     Hypothetical (5% return before expenses)        $1,000            $1,018.10           $6.48             $10.00
Class Y
     Actual(c)                                       $1,000            $1,023.20           $2.08              $5.61
     Hypothetical (5% return before expenses)        $1,000            $1,022.46           $2.08              $5.60

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the estimated indirect expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(c) Based on the actual return for the six months ended July 31, 2005: +2.27% for Class A, +1.75% for Class B, +1.82% for Class C and +2.32% for Class Y.

Annualized Expense Ratios
                                                                                       Total fund's
                                                                                        annualized
                                                                                         expenses
                                                     Fund's      Estimated indirect    and indirect
                                                   annualized      expenses of the   expenses of the
                                                  expense ratio   underlying funds   underlying funds
Class A                                                .56%                 .71%           1.27%
Class B                                               1.32%                 .71%           2.03%
Class C                                               1.31%                 .71%           2.02%
Class Y                                                .42%                 .71%           1.13%

--------------------------------------------------------------------------------
52 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Conservative Fund
                                                   Beginning           Ending        Direct expenses   Direct and indirect
                                                  account value     account value      paid during        expenses paid
                                                  Feb. 1, 2005      July 31, 2005      the period(a)   during the period(b)
Class A
     Actual(c)                                       $1,000            $1,029.10           $2.69              $5.72
     Hypothetical (5% return before expenses)        $1,000            $1,021.87           $2.68              $5.70
Class B
     Actual(c)                                       $1,000            $1,025.70           $6.46              $9.49
     Hypothetical (5% return before expenses)        $1,000            $1,018.15           $6.43              $9.45
Class C
     Actual(c)                                       $1,000            $1,025.70           $6.46              $9.49
     Hypothetical (5% return before expenses)        $1,000            $1,018.15           $6.43              $9.45
Class Y
     Actual(c)                                       $1,000            $1,030.70           $1.94              $4.98
     Hypothetical (5% return before expenses)        $1,000            $1,022.61           $1.93              $4.96

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the estimated indirect expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(c) Based on the actual return for the six months ended July 31, 2005: +2.91% for Class A, +2.57% for Class B, +2.57% for Class C and +3.07% for Class Y.

Annualized Expense Ratios
                                                                                       Total fund's
                                                                                        annualized
                                                                                         expenses
                                                     Fund's      Estimated indirect    and indirect
                                                   annualized      expenses of the   expenses of the
                                                  expense ratio   underlying funds   underlying funds
Class A                                                .54%                 .61%           1.15%
Class B                                               1.30%                 .61%           1.91%
Class C                                               1.30%                 .61%           1.91%
Class Y                                                .39%                 .61%           1.00%

--------------------------------------------------------------------------------
53 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Fund
                                                   Beginning           Ending        Direct expenses   Direct and indirect
                                                  account value     account value      paid during        expenses paid
                                                  Feb. 1, 2005      July 31, 2005      the period(a)   during the period(b)
Class A
     Actual(c)                                       $1,000            $1,039.40           $2.70              $6.80
     Hypothetical (5% return before expenses)        $1,000            $1,021.87           $2.68              $6.74
Class B
     Actual(c)                                       $1,000            $1,036.00           $6.49             $10.58
     Hypothetical (5% return before expenses)        $1,000            $1,018.15           $6.43             $10.49
Class C
     Actual(c)                                       $1,000            $1,035.00           $6.49             $10.58
     Hypothetical (5% return before expenses)        $1,000            $1,018.15           $6.43             $10.49
Class Y
     Actual(c)                                       $1,000            $1,039.90           $1.90              $6.00
     Hypothetical (5% return before expenses)        $1,000            $1,022.66           $1.88              $5.95

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the estimated indirect expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(c) Based on the actual return for the six months ended July 31, 2005: +3.94% for Class A, +3.60% for Class B, +3.50% for Class C and +3.99% for Class Y.

Annualized Expense Ratios
                                                                                       Total fund's
                                                                                        annualized
                                                                                         expenses
                                                     Fund's      Estimated indirect    and indirect
                                                   annualized      expenses of the   expenses of the
                                                  expense ratio   underlying funds   underlying funds
Class A                                                .54%                 .82%           1.36%
Class B                                               1.30%                 .82%           2.12%
Class C                                               1.30%                 .82%           2.12%
Class Y                                                .38%                 .82%           1.20%

--------------------------------------------------------------------------------
54 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Moderate Aggressive Fund
                                                   Beginning           Ending        Direct expenses   Direct and indirect
                                                  account value     account value      paid during        expenses paid
                                                  Feb. 1, 2005      July 31, 2005      the period(a)   during the period(b)
Class A
     Actual(c)                                       $1,000            $1,045.80           $2.86              $7.12
     Hypothetical (5% return before expenses)        $1,000            $1,021.73           $2.83              $7.04
Class B
     Actual(c)                                       $1,000            $1,042.00           $6.66             $10.92
     Hypothetical (5% return before expenses)        $1,000            $1,018.00           $6.58             $10.79
Class C
     Actual(c)                                       $1,000            $1,042.00           $6.66             $10.92
     Hypothetical (5% return before expenses)        $1,000            $1,018.00           $6.58             $10.79
Class Y
     Actual(c)                                       $1,000            $1,047.70           $2.01              $6.28
     Hypothetical (5% return before expenses)        $1,000            $1,022.56           $1.98              $6.20

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the estimated indirect expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(c) Based on the actual return for the six months ended July 31, 2005: +4.58% for Class A, +4.20% for Class B, +4.20% for Class C and +4.77% for Class Y.

Annualized Expense Ratios
                                                                                       Total fund's
                                                                                        annualized
                                                                                         expenses
                                                     Fund's      Estimated indirect    and indirect
                                                   annualized      expenses of the   expenses of the
                                                  expense ratio   underlying funds   underlying funds
Class A                                                .57%                 .85%           1.42%
Class B                                               1.33%                 .85%           2.18%
Class C                                               1.33%                 .85%           2.18%
Class Y                                                .40%                 .85%           1.25%

--------------------------------------------------------------------------------
55 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Aggressive Fund
                                                   Beginning           Ending        Direct expenses   Direct and indirect
                                                  account value     account value      paid during        expenses paid
                                                  Feb. 1, 2005      July 31, 2005      the period(a)   during the period(b)
Class A
     Actual(c)                                       $1,000            $1,056.00           $2.97              $7.36
     Hypothetical (5% return before expenses)        $1,000            $1,021.63           $2.92              $7.24
Class B
     Actual(c)                                       $1,000            $1,052.50           $6.89             $11.27
     Hypothetical (5% return before expenses)        $1,000            $1,017.80           $6.78             $11.08
Class C
     Actual(c)                                       $1,000            $1,051.50           $6.89             $11.27
     Hypothetical (5% return before expenses)        $1,000            $1,017.80           $6.78             $11.08
Class Y
     Actual(c)                                       $1,000            $1,057.00           $2.12              $6.51
     Hypothetical (5% return before expenses)        $1,000            $1,022.46           $2.08              $6.40

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the estimated indirect expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(c) Based on the actual return for the six months ended July 31, 2005: +5.60% for Class A, +5.25% for Class B, +5.15% for Class C and +5.70% for Class Y.

Annualized Expense Ratios
                                                                                       Total fund's
                                                                                        annualized
                                                                                         expenses
                                                     Fund's      Estimated indirect    and indirect
                                                   annualized      expenses of the   expenses of the
                                                  expense ratio   underlying funds   underlying funds
Class A                                                .59%                 .87%           1.46%
Class B                                               1.37%                 .87%           2.24%
Class C                                               1.37%                 .87%           2.24%
Class Y                                                .42%                 .87%           1.29%

--------------------------------------------------------------------------------
56 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

AXP Portfolio Builder Total Equity Fund
                                                   Beginning           Ending        Direct expenses   Direct and indirect
                                                  account value     account value      paid during        expenses paid
                                                  Feb. 1, 2005      July 31, 2005      the period(a)   during the period(b)
Class A
     Actual(c)                                       $1,000            $1,065.40           $2.99              $7.55
     Hypothetical (5% return before expenses)        $1,000            $1,021.63           $2.92              $7.39
Class B
     Actual(c)                                       $1,000            $1,061.90           $6.93             $11.48
     Hypothetical (5% return before expenses)        $1,000            $1,017.80           $6.78             $11.23
Class C
     Actual(c)                                       $1,000            $1,061.90           $6.93             $11.48
     Hypothetical (5% return before expenses)        $1,000            $1,017.80           $6.78             $11.23
Class Y
     Actual(c)                                       $1,000            $1,066.40           $2.13              $6.69
     Hypothetical (5% return before expenses)        $1,000            $1,022.46           $2.08              $6.55

(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the estimated indirect expenses of the underlying funds, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(c) Based on the actual return for the six months ended July 31, 2005: +6.54% for Class A, +6.19% for Class B, +6.19% for Class C and +6.64% for Class Y.

Annualized Expense Ratios
                                                                                       Total fund's
                                                                                        annualized
                                                                                         expenses
                                                     Fund's      Estimated indirect    and indirect
                                                   annualized      expenses of the   expenses of the
                                                  expense ratio   underlying funds   underlying funds
Class A                                                .59%                 .90%           1.49%
Class B                                               1.37%                 .90%           2.27%
Class C                                               1.37%                 .90%           2.27%
Class Y                                                .42%                 .90%           1.32%

--------------------------------------------------------------------------------
57 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

Proxy Voting

The Portfolio Builder Funds only own shares of other AXP funds and vote proxies of these funds whenever shareholder meetings are held which, unless a special shareholder meeting is called, usually occur about every four years. The Portfolio Builder Funds will be voted for, against or abstain on each proposal that the underlying AXP fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying AXP fund vote the proposal. The Portfolio Builder Funds do not invest in publicly-held operating companies.

--------------------------------------------------------------------------------
58 -- AXP PORTFOLIO BUILDER SERIES -- 2005 SEMIANNUAL REPORT

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Small Company
        Index
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Small Company Index Fund
seeks to provide shareholders with
long-term capital appreciation.

(This semiannual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               6

Investments in Securities                 10

Financial Statements                      20

Notes to Financial Statements             23

Fund Expenses Example                     32

Approval of Investment Management
   Services Agreement                     34

Proxy Voting                              36

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSourceSM brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JULY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
David Factor                              9/01                8

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates by class
A: 8/19/96    B: 8/19/96   Y: 8/19/96

Ticker symbols by class
A: ISIAX      B: ISIBX     Y: ISCYX

Total net assets                                         $1.274 billion

Number of holdings                                                  604

STYLE MATRIX

         STYLE
VALUE    BLEND   GROWTH
                           LARGE
                           MEDIUM   SIZE
           X               SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Industrials 17.3%
Consumer
Discretionary 16.5%
Financials 14.3%
Information
Technology 14.3%
Health Care 12.1%
Energy 6.8%
Materials 5.9%
Short-Term Securities* 4.8%
Utilities 4.2%
Consumer Staples 3.5%
Telecommunication Services 0.3%

* Of the 4.8%, 2.5% is due to security lending activity and 2.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NVR (Household Durables)                                           0.9%
Southwestern Energy (Oil & Gas)                                    0.7
Cimarex Energy (Oil & Gas)                                         0.6
Massey Energy (Metals & Mining)                                    0.6
Roper Inds (Electrical Equipment)                                  0.6
MDC Holdings (Household Durables)                                  0.6
Standard-Pacific (Household Durables)                              0.6
Oshkosh Truck (Machinery)                                          0.5
Florida Rock Inds (Construction Materials)                         0.5
UGI (Gas Utilities)                                                0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

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3 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                    +9.87%          +10.42%         +8.93%

+9.87% = AXP Small Company Index Fund Class A (excluding sales charge) +10.42% = S&P SmallCap 600 Index(1) (unmanaged)
+8.93% = Lipper Small-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The S&P SmallCap 600 Index, an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the index.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                            Class A               Class B               Class Y
(Inception dates)          (8/19/96)             (8/19/96)             (8/19/96)
                        NAV(1)    POP(2)     NAV(1)    After CDSC(3)     NAV(4)
at July 31, 2005

6 months*                +9.87%    +3.55%     +9.49%       +4.49%       +10.10%
1 year                  +26.14%   +18.89%    +25.16%      +20.16%       +26.33%
3 years                 +21.18%   +18.82%    +20.22%      +19.29%       +21.40%
5 years                 +11.29%    +9.98%    +10.44%      +10.17%       +11.49%
Since inception         +11.23%   +10.50%    +10.38%      +10.38%       +11.40%

at June 30, 2005
6 months*                +1.31%    -4.51%     +0.90%       -4.10%        +1.41%
1 year                  +12.35%    +5.88%    +11.47%       +6.47%       +12.57%
3 years                 +12.94%   +10.73%    +12.12%      +11.04%       +13.18%
5 years                  +9.46%    +8.17%     +8.60%       +8.31%        +9.65%
Since inception         +10.61%    +9.88%     +9.77%       +9.77%       +10.78%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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5 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Q: How did AXP Small Company Index Fund perform for the six-month period ended July 31, 2005?

A: AXP Small Company Index Fund gained 9.87% (Class A shares, excluding sales charge) for the six months ended July 31, 2005. This was slightly less than the unmanaged Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), which rose 10.42%. The Fund outperformed the Lipper Small-Cap Core Funds Index, representing the Fund's peer group, which returned 8.93% for the period.

    Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund's Class A shares had an expense ratio of 0.93% for the reporting period.

Q:  What market factors most significantly affected Fund performance?

A: Continuing the trend begun in 1999, the small-cap equity market outperformed large-company stocks for the six months ended July 31, 2005. Still, small-cap equity returns were volatile. Along with the broad U.S. equity market, small-cap stock performance was quite weak in the first months of the semiannual period amid concerns about rising interest rates, a flatter yield curve, corporate earnings growth and higher energy costs. During these months, investors favored small-cap value stocks over small-cap growth stocks, despite solid fundamentals among many small-cap growth stocks. Investors also showed a preference for large-cap stocks over small-cap stocks, with small-cap indices leading the overall equity market decline.

    After continuing to give up ground early in the second calendar quarter, stocks staged a sharp rebound beginning in late April, as investors set aside fears of higher oil prices and inflation and began to discount any expectations for an end to the Federal Reserve Board's (the Fed) tightening cycle. The market recovery was especially strong among small-cap stocks, which benefited from solid earnings reports, a strengthening U.S. dollar and the lower borrowing costs associated with declining long-term rates. The small-cap market advance was rather broad-based, though within the small-cap market, value stocks continued to outperform growth stocks. Fear re-entered the picture when oil prices hit $60 per barrel in late June, and markets responded negatively. Nervousness about the overall strength of the economy and the extent and duration of the Fed's tightening cycle also resurfaced. Despite ongoing choppiness, July was a rather bullish month for the broad equity market, reflecting what many economists called a Goldilocks economy -- not too hot and not too cold. For the month, small-cap stocks again outpaced their large-cap counterparts.

--------------------------------------------------------------------------------
6 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Continuing the trend begun in 1999, the small-cap equity market outperformed large-company stocks for the six months ended July 31, 2005. [END CALLOUT QUOTE]

Q: Which equity sectors and securities affected the S&P SmallCap 600 Index's performance most during the six months?

A: Consumer discretionary and energy were the best performing sectors for the period. On an industry level, oil, gas & consumable fuels, health care providers & services, specialty retail, real estate and semiconductors & semiconductor equipment provided the strongest returns for the S&P SmallCap 600 Index. On the other hand, telecommunications services and materials lagged the other sectors. Computers & peripherals, chemicals, communications equipment, paper & forest products and household products were the industries that detracted most.

    Several individual stocks contributed significantly to the performance of the S&P SmallCap 600 Index over the six-month period. Some strong performers for the period were utility companies Southwestern Energy and UGI, home builder Standard-Pacific, health care services company Cerner and energy company Frontier Oil. Performance laggards for the S&P SmallCap 600 Index during the semiannual period included chemicals company Georgia Gulf, computer software & services company Avid Technology, computer hardware company Synaptics, leisure time & entertainment company Polaris Inds and industrial transportation company EGL.

    Each sector and stock in the S&P SmallCap 600 Index was represented in the Fund at a weighting that approximated that of the Index and therefore had a similar effect on the Fund.

--------------------------------------------------------------------------------
7 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

Q:  What changes were made to the Fund?

A: The Fund strives to stay fully invested in the stocks that make up the S&P SmallCap 600 Index, and we attempt to replicate the Index's performance. Standard & Poor's rebalances the S&P SmallCap 600 Index each quarter, and we align the Fund's portfolio on that timetable as well. Overall portfolio turnover was just 7% for the semiannual period.

    During the first half of this fiscal year, Standard & Poor's made 18 additions and 18 deletions to the S&P SmallCap 600 Index. We made the same changes within the Fund. A large amount of the deletions came from companies that grew in capitalization and graduated to the S&P MidCap 400 Index, an unmanaged group of medium-sized company stocks. Other deletions were due either to lack of representation or because a company ceased to exist after being acquired or merged. Companies that were added to the S&P SmallCap 600 Index included NCI Building Systems, TreeHouse Foods, Acadia Realty Trust, Ditech Communications and NETGEAR. Deleted from the S&P SmallCap 600 Index, among others, were Oshkosh B'Gosh, Boston Communications Group, Patina Oil & Gas, Province Healthcare and Sola Intl.

Q:  How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in stocks that make up the S&P SmallCap 600 Index, as we strive to mirror the performance of the Index. One change scheduled to be implemented during the third calendar quarter that may affect the Fund is that Standard & Poor's is expected to reconfigure the Index to reflect a "full float" of actively traded shares. Historically, the S&P SmallCap 600 Index has been a market-capitalization weighted index, meaning that index composition is weighted according to the prices and number of total outstanding shares of its component stocks. Standard & Poor's plans to reconfigure the Index to reflect the elimination of shares not actively traded, such as certain shares held by company insiders. We began to transition the Fund during the first calendar quarter to the full float-adjusted methodology by moving to a "half float" methodology with the plan to completely move to the full float methodology along with Standard & Poor's during the third quarter. We implemented this transition in two stages, so as to minimize portfolio turnover and liquidity constraints at any given time.

--------------------------------------------------------------------------------
8 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    From a broader standpoint, we are reasonably confident the U.S. economy will continue to grow and that the much-publicized "soft patch" is likely behind us. While we believe the Fed will continue to raise short-term interest rates in the coming months, we do not see such further tightening as putting economic growth at risk. Within the equity market, we believe that the divergence in performance among large-capitalization, mid-capitalization and small-capitalization stocks will continue to diminish going forward. We further believe that style investing may become less critical ahead, with equity returns increasingly dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs.

    That said, we remain generally constructive in our view for small-cap stocks. So far in 2005, small-cap earnings and revenue growth rates have generally been strong. Although the current economic expansion has matured, monetary conditions remain somewhat stimulating and real interest rates remain low, all of which benefits small-cap equities in particular. Favorable credit conditions should allow the growth in earnings and revenues for smaller firms to continue. Small-cap stocks do not exhibit the extreme levels of overvaluation relative to large-caps that have led to a major rotation out of small-cap stocks in the past. Perhaps the primary concern now is if higher energy prices affect consumer spending and lead to an economic slowdown. In the event of an economic downturn, there is considerable risk to small-cap earnings, which have been a primary driver of the favorable relative performance of small-caps vs. large-caps over the last several years.

--------------------------------------------------------------------------------
9 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

AXP Small Company Index Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (97.7%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.6%)
AAR                                            72,755(b)            $1,307,407
Applied Signal Technology                      25,500                  551,820
Armor Holdings                                 77,455(b)             3,166,360
Ceradyne                                       54,950(b)             1,751,257
Cubic                                          47,480                  924,436
Curtiss-Wright                                 48,490                2,977,286
DRS Technologies                               62,195                3,234,140
EDO                                            39,765                1,226,750
Engineered Support Systems                     93,513                3,458,111
Esterline Technologies                         56,490(b)             2,414,383
GenCorp                                       114,813(b,d)           2,315,778
Kaman Cl A                                     51,164                  997,698
Mercury Computer Systems                       46,969(b)             1,301,041
Moog Cl A                                      82,255(b)             2,596,790
Teledyne Technologies                          74,674(b)             2,833,878
Triumph Group                                  35,671(b)             1,439,325
Total                                                               32,496,460

Air Freight & Logistics (0.4%)
EGL                                           105,380(b)             2,121,299
Forward Air                                    72,263                2,518,366
Total                                                                4,639,665

Airlines (0.3%)
Frontier Airlines                              80,793(b)               992,138
Mesa Air Group                                 66,918(b,d)             564,788
SkyWest Airlines                              129,008                2,676,916
Total                                                                4,233,842

Auto Components (0.2%)
Midas                                          33,741(b)               780,429
Standard Motor Products                        33,805                  473,270
Superior Inds Intl                             54,920(d)             1,281,833
Total                                                                2,535,532

Automobiles (0.3%)

Coachmen Inds                                  33,681                  443,916
Monaco Coach                                   66,134                1,157,345
Winnebago Inds                                 68,186                2,631,297
Total                                                                4,232,558

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Biotechnology (0.3%)
ArQule                                         70,269(b)              $533,342
Enzo Biochem                                   67,034(b)             1,124,830
Regeneron Pharmaceuticals                     108,244(b)             1,043,472
Savient Pharmaceuticals                       136,317(b)               613,427
Total                                                                3,315,071

Building Products (1.1%)
Apogee Enterprises                             61,164                  967,003
ElkCorp                                        42,968                1,430,834
Griffon                                        60,143(b)             1,554,697
Lennox Intl                                   126,372                3,086,004
NCI Building Systems                           47,405(b)             1,830,781
Simpson Mfg                                    94,736                3,630,283
Universal Forest Products                      38,604                1,928,270
Total                                                               14,427,872

Capital Markets (0.4%)
Investment Technology Group                    94,300(b)             2,415,966
Piper Jaffray Companies                        46,075(b)             1,585,441
SWS Group                                      35,896                  669,460
Total                                                                4,670,867

Chemicals (1.2%)
Arch Chemicals                                 53,017                1,365,188
Cambrex                                        59,205                1,164,562
Georgia Gulf                                   76,508                2,427,600
HB Fuller                                      64,590                2,230,293
MacDermid                                      61,872                2,047,963
Material Sciences                              30,047(b)               450,705
OM Group                                       63,880(b)             1,496,708
Omnova Solutions                               91,534(b)               540,966
Penford                                        19,803                  292,886
PolyOne                                       206,002(b)             1,470,854
Quaker Chemical                                21,753                  402,431
Schulman A                                     68,805                1,299,038
Wellman                                        72,773                  606,927
Total                                                               15,796,121

See accompanying notes to investments in securities.

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10 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Commercial Banks (5.4%)
Amegy Bancorp                                 157,390               $3,585,344
Boston Private Financial Holdings              62,834                1,800,194
Central Pacific Financial                      68,085                2,485,103
Chittenden                                    104,081                3,048,532
Community Bank System                          68,085                1,637,444
East-West Bancorp                             118,076                4,073,622
First BanCorp Puerto Rico                     172,206(c)             4,222,491
First Midwest Bancorp                         102,502                3,825,375
First Republic Bank                            54,273                2,055,861
Gold Banc                                      87,835                1,335,092
Hudson United Bancorp                         100,383                4,206,048
Irwin Financial                                51,845                1,143,182
Nara Bancorp                                   52,315                  812,975
PrivateBancorp                                 42,180                1,558,551
Provident Bankshares                           73,937                2,513,858
Republic Bancorp                              157,136                2,325,613
South Financial Group                         167,069                4,838,317
Sterling Bancshares                           101,485                1,594,329
Susquehanna Bancshares                        104,635                2,806,311
Trustco Bank NY                               168,772                2,249,731
UCBH Holdings                                 204,418                3,734,717
Umpqua Holdings                                99,530                2,481,283
United Bankshares                              87,182                3,296,351
Whitney Holding                               140,714                4,660,448
Wintrust Financial                             52,500(d)             2,815,575
Total                                                               69,106,347

Commercial Services & Supplies (3.8%)
ABM Inds                                      100,534                1,970,466
Administaff                                    52,680                1,348,608
Angelica                                       20,599                  520,331
Bowne & Co                                     76,685                1,051,351
Brady Cl A                                    100,574                3,439,631
CDI                                            34,962                  859,016
Central Parking                                70,767                1,026,122
Coinstar                                       56,965(b)             1,172,055
Consolidated Graphics                          28,712(b)             1,223,131
CPI                                            17,612                  311,556
G&K Services Cl A                              47,301                1,882,580
Healthcare Services Group                      50,715                  929,099
Heidrick & Struggles Intl                      43,791(b)             1,312,854
Imagistics Intl                                36,634(b)             1,103,416
John H Harland                                 61,600                2,379,608
Labor Ready                                   117,555(b)             2,787,229
Mobile Mini                                    33,162(b)             1,393,467
NCO Group                                      71,965(b)             1,466,647
On Assignment                                  56,806(b)               306,752
Pre-Paid Legal Services                        30,370(d)             1,434,983

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Services & Supplies (cont.)
PRG-Schultz Intl                               96,431(b)              $304,722
School Specialty                               51,164(b,d)           2,401,127
SOURCECORP                                     35,160(b)               773,168
Spherion                                      138,271(b)             1,092,341
Standard Register                              59,209                  902,937
Tetra Tech                                    127,163(b)             1,911,260
United Stationers                              74,466(b)             3,861,063
Vertrue                                        21,973(b)               871,229
Viad                                           49,945                1,535,809
Volt Information Sciences                      26,464(b)               693,621
Waste Connections                             105,012(b)             3,780,432
Watson Wyatt & Co Holdings                     73,340                2,025,651
Total                                                               48,072,262

Communications Equipment (1.1%)
Audiovox Cl A                                  47,217(b)               850,614
Bel Fuse Cl B                                  25,740                  846,074
Belden CDT                                    105,673                2,345,940
Black Box                                      38,853                1,701,761
Brooktrout                                     28,473(b)               283,022
C-COR                                         107,061(b)               891,818
Digi Intl                                      50,640(b)               551,976
Ditech Communications                          71,720(b)               580,215
Harmonic                                      163,961(b)               873,912
Inter-Tel                                      54,062                1,346,144
NETGEAR                                        49,950(b)             1,034,465
Network Equipment Technologies                 55,577(b)               255,654
PC-Tel                                         44,305(b)               409,378
Symmetricom                                   103,334(b)             1,080,874
Tollgrade Communications                       29,518(b)               292,523
ViaSat                                         54,302(b)             1,213,107
Total                                                               14,557,477

Computers & Peripherals (0.6%)
Adaptec                                       252,292(b)               971,324
Avid Technology                                78,845(b)             3,244,471
Hutchinson Technology                          56,707(b,f)           1,887,776
Pinnacle Systems                              158,610(b)               721,676
SBS Technologies                               35,083(b)               350,479
Synaptics                                      57,710(b)               914,704
Total                                                                8,090,430

Construction & Engineering (0.8%)
EMCOR Group                                    34,764(b)             1,790,346
Insituform Technologies Cl A                   60,095(b)             1,156,829
Shaw Group                                    174,023(b)             3,327,320
URS                                            95,963(b)             3,593,814
Total                                                                9,868,309

See accompanying notes to investments in securities.

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11 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Construction Materials (1.1%)
Florida Rock Inds                             126,135               $6,923,550
Headwaters                                     92,770(b)             3,965,918
Texas Inds                                     50,867                3,745,337
Total                                                               14,634,805

Consumer Finance (0.2%)
Cash America Intl                              65,703                1,367,936
Rewards Network                                48,050(b)               254,185
World Acceptance                               41,985(b)             1,140,732
Total                                                                2,762,853

Containers & Packaging (0.6%)
AptarGroup                                     79,609                3,968,508
Caraustar Inds                                 64,516(b)               772,257
Chesapeake                                     44,195                  985,549
Myers Inds                                     73,897                  975,440
Rock-Tenn Cl A                                 75,050                1,010,924
Total                                                                7,712,678

Distributors (0.2%)
Building Material Holding                      31,211                2,593,634

Diversified Financial Services (0.1%)
Financial Federal                              39,154(f)             1,507,429

Diversified Telecommunication Services (0.3%)
Commonwealth
  Telephone Enterprises                        47,510                2,033,428
General Communication Cl A                    113,142(b)             1,163,100
Total                                                                3,196,528

Electric Utilities (1.2%)
Allete                                         66,885                3,231,882
Central Vermont Public Service                 27,467                  510,886
CH Energy Group                                35,350                1,737,453
Cleco                                         111,920                2,515,962
El Paso Electric                              107,059(b)             2,316,757
Green Mountain Power                           11,619                  341,599
UIL Holdings                                   30,879                1,682,288
Unisource Energy                               77,505                2,499,536
Total                                                               14,836,363

Electrical Equipment (1.6%)
Acuity Brands                                  98,983                2,888,324
AO Smith                                       55,259                1,491,993
Artesyn Technologies                           87,984(b)               813,852
Baldor Electric                                68,474                1,714,589
C&D Technologies                               56,848                  572,459
Magnetek                                       64,116(b)               204,530
Regal-Beloit                                   65,151                2,052,257

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Electrical Equipment (cont.)
Roper Inds                                     95,549               $7,333,385
Vicor                                          68,558                  900,852
Woodward Governor                              23,811                2,136,085
Total                                                               20,108,326

Electronic Equipment & Instruments (4.0%)
Aeroflex                                      167,364(b)             1,620,084
Agilysys                                       68,212                1,319,220
Anixter Intl                                   77,936(b)             3,239,020
BEI Technologies                               29,892                1,038,747
Bell Microproducts                             64,979(b)               676,431
Benchmark Electronics                          93,489(b)             2,991,648
Checkpoint Systems                             84,860(b)             1,466,381
Cognex                                         98,737                3,294,854
Coherent                                       69,057(b)             2,350,700
CTS                                            82,446                1,017,384
Daktronics                                     38,890                  796,078
Dionex                                         43,240(b)             1,995,958
Electro Scientific Inds                        64,109(b)             1,410,398
FLIR Systems                                  155,470(b)             5,113,407
Gerber Scientific                              47,510(b)               286,010
Global Imaging Systems                         52,100(b)             1,805,786
Itron                                          52,165(b)             2,527,394
Keithley Instruments                           34,125                  481,163
Littelfuse                                     50,265(b)             1,452,156
Methode Electronics                            81,581                1,031,184
MTS Systems                                    44,385                1,759,865
Park Electrochemical                           42,570                1,121,294
Paxar                                          86,237(b)             1,678,172
Photon Dynamics                                37,929(b)               718,186
Planar Systems                                 33,135(b)               259,116
RadiSys                                        44,751(b)               775,982
Rogers                                         36,872(b)             1,505,115
ScanSource                                     28,405(b)             1,355,771
Technitrol                                     90,766                1,174,512
Trimble Navigation                            118,353(b)             4,611,033
X-Rite                                         44,107                  533,695
Total                                                               51,406,744

Energy Equipment & Services (3.2%)
Atwood Oceanics                                30,427(b)             2,074,209
Cal Dive Intl                                  86,681(b)             5,133,250
CARBO Ceramics                                 32,322                2,808,459
Dril-Quip                                      26,997(b)               896,840
Hydril                                         48,365(b)             3,103,098
Input/Output                                  151,746(b)             1,098,641
Lone Star Technologies                         66,939(b)             3,415,897
Maverick Tube                                  96,190(b)             3,190,622

See accompanying notes to investments in securities.

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12 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Energy Equipment & Services (cont.)
Oceaneering Intl                               58,224(b)            $2,497,810
Offshore Logistics                             52,299(b)             1,882,764
SEACOR Holdings                                55,543(b)             3,679,168
TETRA Technologies                             50,708(b)             2,021,728
Unit                                           93,596(b,d)           4,445,810
Veritas DGC                                    75,928(b)             2,338,582
W-H Energy Services                            62,710(b)             1,969,094
Total                                                               40,555,972

Food & Staples Retailing (1.2%)
Casey's General Stores                        112,533                2,448,718
Great Atlantic & Pacific Tea                   63,133(b)             1,808,760
Longs Drug Stores                              73,020                3,168,338
Nash Finch                                     28,650                1,181,240
Performance Food Group                        105,348(b)             3,163,600
United Natural Foods                           87,462(b)             2,949,219
Total                                                               14,719,875

Food Products (1.7%)
American Italian Pasta Cl A                    41,346(d)               870,333
Corn Products Intl                            168,646                4,059,309
Delta & Pine Land                              80,923                2,164,690
Flowers Foods                                 124,313                3,131,444
Hain Celestial Group                           74,802(b)             1,483,324
J & J Snack Foods                              17,711                1,042,115
Lance                                          63,563                1,149,219
Peet's Coffee & Tea                            27,250(b)               932,223
Ralcorp Holdings                               66,496                2,859,328
Sanderson Farms                                35,130                1,513,752
TreeHouse Foods                                67,500(b)             2,064,150
Total                                                               21,269,887

Gas Utilities (2.9%)
Atmos Energy                                  179,305                5,228,534
Cascade Natural Gas                            25,489                  556,425
Energen                                       164,354                5,768,825
Laclede Group                                  47,350                1,547,872
New Jersey Resources                           61,531                2,907,955
Northwest Natural Gas                          61,799                2,384,823
Piedmont Natural Gas                          172,048                4,253,027
Southern Union                                217,894(b)             5,543,225
Southwest Gas                                  84,378                2,259,643
UGI                                           232,640                6,825,657
Total                                                               37,275,986

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Equipment & Supplies (5.9%)
Advanced Neuromodulation
  Systems                                      44,480(b)            $2,225,779
American Medical
  Systems Holdings                            139,420(b)             3,241,515
Analogic                                       28,319                1,454,747
ArthroCare                                     54,386(b)             1,988,896
BIOLASE Technology                             51,980(d)               322,276
Biosite                                        37,895(b)             2,087,446
Conmed                                         65,896(b)             1,984,129
Cooper Companies                               98,965                6,798,895
Cyberonics                                     50,430(b)             1,947,607
Datascope                                      30,541                1,029,232
Diagnostic Products                            59,169                3,340,682
DJ Orthopedics                                 44,785(b)             1,098,576
Greatbatch                                     48,410(b)             1,172,006
Haemonetics                                    58,972(b)             2,490,388
Hologic                                        48,871(b)             2,228,029
ICU Medical                                    31,025(b)             1,024,446
IDEXX Laboratories                             73,108(b)             4,639,433
Immucor                                       101,915(b)             2,799,605
Integra LifeSciences Holdings                  56,040(b)             1,703,616
Intermagnetics General                         57,420(b)             1,686,425
Invacare                                       70,890                2,988,014
Kensey Nash                                    25,510(b,d)             821,932
Mentor                                         83,815                4,169,796
Merit Medical Systems                          59,630(b)             1,027,425
Osteotech                                      38,150(b)               169,005
PolyMedica                                     53,842                1,890,931
Possis Medical                                 38,765(b)               453,551
ResMed                                         78,287(b)             5,245,228
Respironics                                   160,542(b)             6,084,541
SurModics                                      37,271(b)             1,448,351
Sybron Dental Specialties                      89,915(b)             3,304,376
Theragenics                                    71,562(b)               252,614
Viasys Healthcare                              66,433(b)             1,650,196
Vital Signs                                    20,697                  935,090
Total                                                               75,704,778

Health Care Providers & Services (5.2%)
Accredo Health                                111,135(b)             5,031,080
Amedisys                                       34,700(b)             1,358,158
American Healthways                            74,390(b)             3,315,562
AMERIGROUP                                    114,750(b)             3,976,088
AmSurg                                         65,860(b)             1,844,739
Centene                                        93,810(b)             2,748,633
Cerner                                         74,421(b,d)           5,612,831
Chemed                                         56,740                2,439,820
Cross Country Healthcare                       59,285(b)             1,170,286

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
CryoLife                                       50,531(b)              $386,562
Dendrite Intl                                  95,515(b)             1,652,410
Gentiva Health Services                        52,345(b)             1,009,735
Hooper Holmes                                 146,356                  613,232
LabOne                                         39,160(b)             1,473,591
LCA-Vision                                     40,627                1,860,717
NDCHealth                                      80,873                1,449,244
Odyssey HealthCare                             77,377(b)             1,136,668
Owens & Minor                                  89,043                2,639,235
PAREXEL Intl                                   58,552(b)             1,163,428
Pediatrix Medical Group                        51,366(b)             4,028,122
Pharmaceutical
  Product Development                         118,591(b)             6,786,962
Priority Healthcare Cl B                       81,591(b)             2,242,937
RehabCare Group                                37,561(b)               875,171
SFBC Intl                                      38,495(b)             1,549,039
Sierra Health Services                         59,925(b)             4,041,341
Sunrise Senior Living                          42,913(b)             2,274,389
United Surgical Partners Intl                  97,255(b)             3,502,153
Total                                                               66,182,133

Hotels, Restaurants & Leisure (3.6%)
Argosy Gaming                                  63,054(b)             2,950,297
Aztar                                          78,113(b)             2,599,601
Bally Total Fitness Holding                    76,430(b)               275,148
CEC Entertainment                              78,804(b)             3,018,981
IHOP                                           44,945                1,973,984
Jack in the Box                                78,846(b)             3,000,090
Landry's Restaurants                           45,689                1,423,212
Lone Star Steakhouse & Saloon                  43,265                1,300,546
Marcus                                         61,887                1,329,333
Multimedia Games                               61,400(b,d)             643,472
O`Charley's                                    49,755(b)               891,112
Panera Bread Cl A                              69,118(b)             4,026,124
Papa John's Intl                               31,955(b)             1,377,261
PF Chang's China Bistro                        58,620(b,d)           3,340,754
Pinnacle Entertainment                         90,863(b)             1,962,641
RARE Hospitality Intl                          76,932(b)             2,397,201
Ryan's Restaurant Group                        94,172(b)             1,227,061
Shuffle Master                                 78,633(b,d)           2,109,723
SONIC                                         135,382(b)             4,103,428
Steak n Shake                                  62,308(b)             1,348,968
Triarc Companies Cl B                         145,325                2,283,056
WMS Inds                                       59,010(b)             1,923,136
Total                                                               45,505,129

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Household Durables (3.4%)
Applica                                        50,344(b)              $139,956
Bassett Furniture Inds                         24,789                  484,625
Champion Enterprises                          169,764(b)             2,047,354
Department 56                                  30,900(b)               388,722
Ethan Allen Interiors                          78,297                2,583,801
Fedders                                        60,885                  153,430
Fleetwood Enterprises                         124,640(b)             1,414,664
Interface Cl A                                111,430(b)             1,137,700
La-Z-Boy                                      117,005(d)             1,564,357
Libbey                                         31,053                  544,980
MDC Holdings                                   85,265                7,283,336
Meritage Homes                                 54,560(b)             5,071,352
Natl Presto Inds                               13,019                  580,517
NVR                                            12,134(b)            11,381,693
Russ Berrie & Co                               37,836                  605,376
Skyline                                        17,128                  719,376
Standard-Pacific                               76,057                7,255,077
Total                                                               43,356,316

Household Products (0.3%)
Spectrum Brands                                97,875(b)             3,034,125
WD-40                                          37,393                1,074,301
Total                                                                4,108,426

Industrial Conglomerates (0.2%)
Standex Intl                                   26,045                  773,537
Tredegar                                       74,504                1,200,259
Total                                                                1,973,796

Insurance (2.5%)
Delphi Financial Group Cl A                    67,236                3,261,618
Hilb Rogal & Hobbs                             79,895                2,707,642
Infinity Property & Casualty                   46,405                1,644,593
LandAmerica Financial Group                    40,580                2,543,554
Philadelphia
  Consolidated Holding                         46,798(b)             3,885,171
Presidential Life                              57,297                1,055,124
ProAssurance                                   65,615(b)             2,818,820
RLI                                            51,907                2,470,773
SCPIE Holdings                                 22,220(b)               291,971
Selective Insurance Group                      63,617                3,167,490
Stewart Information Services                   40,662                1,913,554
UICI                                           91,085                2,809,972
Zenith Natl Insurance                          49,862                3,472,390
Total                                                               32,042,672

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Internet & Catalog Retail (0.2%)
Insight Enterprises                           108,478(b)            $2,212,952
J Jill Group                                   42,485(b)               692,930
Total                                                                2,905,882

Internet Software & Services (0.8%)
Digital Insight                                78,210(b)             1,916,145
j2 Global Communications                       48,950(b)             1,963,385
Miva                                           63,100(b)               376,076
WebEx Communications                           87,875(b)             2,510,589
Websense                                       53,450(b)             2,663,948
Zix                                            66,712(b,d)             196,133
Total                                                                9,626,276

IT Services (1.6%)
CACI Intl Cl A                                 67,156(b)             4,418,193
Carreker                                       51,188(b)               314,294
Ciber                                         131,939(b)             1,031,763
eFunds                                        101,600(b)             1,855,216
Global Payments                                80,362(d)             5,323,180
Intrado                                        39,590(b)               645,713
iPayment                                       23,440(b)               907,362
ManTech Intl Cl A                              56,395(b)             1,777,006
MAXIMUS                                        44,872                1,713,213
Pegasus Solutions                              43,187(b)               468,579
StarTek                                        28,878                  477,065
TALX                                           46,960                1,732,824
Total                                                               20,664,408

Leisure Equipment & Products (1.2%)
Action Performance Companies                   41,657                  356,167
Arctic Cat                                     34,869                  760,842
JAKKS Pacific                                  59,816(b)             1,025,246
K2                                            106,669(b)             1,418,698
Meade Instruments                              37,691(b)                98,374
Nautilus                                       70,945                1,976,528
Polaris Inds                                   95,516                5,282,034
SCP Pool                                      117,777                4,291,794
Sturm, Ruger & Co                              54,334                  607,997
Total                                                               15,817,680

Machinery (4.8%)
Albany Intl Cl A                               71,120                2,492,045
Astec Inds                                     41,533(b)             1,204,042
Barnes Group                                   47,887                1,630,073
Briggs & Stratton                             115,718                4,324,382
Clarcor                                       115,568                3,605,722
CUNO                                           38,761(b)             2,789,242
EnPro Inds                                     47,070(b)             1,430,928
Gardner Denver                                 56,310(b)             2,314,341

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Machinery (cont.)
IDEX                                          114,606               $5,005,990
JLG Inds                                      114,340                3,583,416
Kaydon                                         63,175                1,949,581
Lindsay Mfg                                    26,021                  639,336
Lydall                                         36,231(b)               346,006
Manitowoc                                      67,479                3,080,416
Milacron                                       99,412(b)               185,900
Mueller Inds                                   82,082                2,403,361
Oshkosh Truck                                  83,370                7,069,775
Robbins & Myers                                29,224                  635,038
Stewart & Stevenson Services                   65,100                1,507,065
Timken                                        205,011                5,426,640
Toro                                           96,708                3,891,530
Valmont Inds                                   45,921                1,203,130
Wabash Natl                                    69,803                1,501,463
Watts Water Technologies Cl A                  64,748                2,363,302
Wolverine Tube                                 33,721(b)               222,896
Total                                                               60,805,620

Marine (0.2%)
Kirby                                          52,981(b)             2,551,035

Media (0.5%)
4Kids Entertainment                            29,897(b)               600,930
ADVO                                           70,134                2,465,210
Arbitron                                       70,471                2,924,547
Thomas Nelson                                  29,322                  669,714
Total                                                                6,660,401

Metals & Mining (2.6%)
Aleris Intl                                    64,188(b)             1,467,980
AM Castle & Co                                 29,103(b)               442,657
AMCOL Intl                                     58,400                1,159,240
Brush Engineered Materials                     43,125(b)               730,106
Carpenter Technology                           55,170                3,455,849
Century Aluminum                               62,004(b)             1,517,238
Cleveland-Cliffs                               49,056(d)             3,566,862
Commercial Metals                             135,618                3,897,661
Massey Energy                                 172,160                7,445,919
Quanex                                         56,586                3,451,746
Reliance Steel & Aluminum                      67,171                3,138,229
RTI Intl Metals                                49,723(b)             1,711,466
Ryerson Tull                                   56,303(d)             1,075,387
Steel Technologies                             27,248                  583,925
Total                                                               33,644,265

Multi-Utilities & Unregulated Power (0.2%)
Avista                                        108,788                2,071,324

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Multiline Retail (0.3%)
Fred's                                         88,995               $1,717,604
ShopKo Stores                                  67,545(b)             1,719,020
Total                                                                3,436,624

Oil & Gas (3.8%)
Cabot Oil & Gas                               109,735                4,446,462
Cimarex Energy                                182,312(b,d)           7,646,166
Frontier Oil                                  122,920                3,444,218
Penn Virginia                                  41,520(f)             2,240,004
Petroleum Development                          37,210(b)             1,393,142
Remington Oil and Gas                          57,518(b)             2,266,784
Southwestern Energy                           163,552(b)             9,013,352
Spinnaker Exploration                          68,625(b)             2,692,845
St. Mary Land & Exploration                   128,390                4,057,124
Stone Energy                                   57,248(b)             3,046,166
Swift Energy                                   63,555(b)             2,591,773
Vintage Petroleum                             136,311                4,788,605
World Fuel Services                            51,265                1,258,556
Total                                                               48,885,197

Paper & Forest Products (0.5%)
Buckeye Technologies                           75,014(b)               723,885
Deltic Timber                                  27,471                1,174,111
Neenah Paper                                   33,120                1,091,304
Pope & Talbot                                  36,553                  409,394
Schweitzer-Mauduit Intl                        34,076                  891,087
Wausau-Mosinee Paper                          115,950                1,458,651
Total                                                                5,748,432

Personal Products (0.3%)
Nature's Sunshine Products                     30,056                  599,617
NBTY                                          137,137(b)             3,318,716
Total                                                                3,918,333

Pharmaceuticals (1.0%)
Alpharma Cl A                                 105,902                1,486,864
Bradley Pharmaceuticals                        33,385(b,d)             377,251
Connetics                                      78,030(b)             1,459,941
Medicis Pharmaceutical Cl A                   121,714(d)             4,128,539
MGI PHARMA                                    161,152(b)             4,399,449
Noven Pharmaceuticals                          52,836(b)               893,457
Total                                                               12,745,501

Real Estate Investment Trust (3.8%)
Acadia Realty Trust                            70,420                1,337,980
Capital Automotive                             95,290                3,742,038
Colonial Properties Trust                      88,625                4,202,598
Commercial Net Lease Realty                   117,075                2,429,306

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Real Estate Investment Trust (cont.)
CRT Properties                                 71,375               $1,971,378
EastGroup Properties                           49,310                2,140,054
Entertainment Properties Trust                 57,400                2,614,570
Essex Property Trust                           51,720                4,750,999
Gables Residential Trust                       65,630                2,850,311
Glenborough Realty Trust                       80,865                1,694,930
Kilroy Realty                                  64,817                3,376,966
Lexington Corporate
  Properties Trust                            115,810(d)             2,777,124
New Century Financial                         116,285                6,091,008
Parkway Properties                             31,555                1,689,770
Shurgard Storage Centers Cl A                 104,642                4,907,710
Sovran Self Storage                            36,230                1,750,271
Total                                                               48,327,013

Road & Rail (1.3%)
Arkansas Best                                  54,010                1,852,543
Heartland Express                             136,260                2,835,571
Kansas City Southern                          183,729(b)             4,144,926
Knight Transportation                         105,740                2,500,751
Landstar System                               133,956(b)             4,463,414
Old Dominion Freight Line                      42,350(b)             1,402,632
Total                                                               17,199,837

Semiconductors & Semiconductor Equipment (3.0%)
Actel                                          56,427(b)               873,490
Advanced Energy Inds                           61,048(b)               586,061
ATMI                                           83,327(b)             2,652,298
Axcelis Technologies                          224,728(b)             1,552,870
Brooks Automation                             101,468(b)             1,684,369
Cohu                                           48,551                1,194,840
Cymer                                          81,258(b)             2,819,653
DSP Group                                      63,325(b)             1,579,959
ESS Technology                                 79,446(b)               321,756
Exar                                           95,977(b)             1,528,434
FEI                                            65,370(b)             1,483,245
Helix Technology                               58,878                1,063,631
Kopin                                         157,480(b)               866,140
Kulicke & Soffa Inds                          116,119(b)             1,124,032
Microsemi                                     138,318(b)             2,953,089
Pericom Semiconductor                          58,909(b)               553,156
Photronics                                     89,470(b)             2,401,375
Power Integrations                             65,943(b)             1,523,283
Rudolph Technologies                           34,138(b)               520,263
Skyworks Solutions                            353,308(b)             2,589,748
Standard Microsystems                          46,487(b)             1,183,559
Supertex                                       29,285(b)               792,306
Ultratech                                      53,648(b)             1,170,063

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (cont.)
Varian Semiconductor
  Equipment Associates                         82,552(b)            $3,427,559
Veeco Instruments                              62,956(b)             1,272,970
Total                                                               37,718,149

Software (3.5%)
Altiris                                        52,880(b)               799,017
ANSYS                                          70,970(b)             2,580,469
Captaris                                       66,131(b)               242,701
Catapult Communications                        25,015(b)               407,745
EPIQ Systems                                   35,315(b)               621,897
FactSet Research Systems                       87,340                3,203,631
FileNet                                        91,784(b)             2,594,734
Hyperion Solutions                             90,571(b)             4,262,271
Internet Security Systems                      96,200(b)             2,190,474
JDA Software Group                             65,210(b)               926,634
Kronos                                         71,806(b)             3,374,882
Manhattan Associates                           65,752(b)             1,361,066
MapInfo                                        46,311(b)               518,683
MICROS Systems                                 85,202(b)             3,659,426
MRO Software                                   51,650(b)               848,610
Napster                                        98,273(b,d)             505,123
NYFIX                                          69,024(b,d)             550,121
Phoenix Technologies                           55,755(b)               379,134
Progress Software                              83,500(b)             2,596,015
Radiant Systems                                54,135(b)               692,387
SERENA Software                                75,990(b)             1,559,315
Sonic Solutions                                50,650(b)               972,480
SPSS                                           37,538(b)               737,246
SS&C Technologies                              36,140                1,316,219
Take-Two Interactive Software                 159,984(b)             3,937,194
THQ                                            91,229(b)             3,191,190
Verity                                         84,226(b)               848,156
Total                                                               44,876,820

Specialty Retail (5.1%)
Aaron Rents                                    99,381                2,438,810
Burlington Coat Factory
  Warehouse                                    71,260                2,923,798
Cato Cl A                                      70,289                1,487,315
Children's Place Retail Stores                 47,340(b)             2,163,438
Christopher & Banks                            80,263                1,516,971
Cost Plus                                      49,131(b)             1,106,921
Dress Barn                                     58,368(b)             1,423,012
Electronics Boutique Holdings                  40,690(b)             2,631,015
Finish Line Cl A                              104,340                1,887,511
GameStop Cl B                                 115,765(b)             3,704,480

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Specialty Retail (cont.)
Genesco                                        50,833(b)            $1,894,546
Goody's Family Clothing                        59,156                  457,867
Group 1 Automotive                             53,074(b)             1,541,269
Guitar Center                                  58,055(b)             3,750,063
Gymboree                                       69,973(b)             1,181,144
Hancock Fabrics                                42,988                  296,617
Haverty Furniture Companies                    51,000                  681,870
Hibbett Sporting Goods                         53,225(b)             2,130,597
Hot Topic                                     100,461(b)             1,711,855
Jo-Ann Stores                                  51,800(b)             1,425,536
Linens `N Things                              101,512(b)             2,664,690
Men's Wearhouse                               115,256(b)             4,144,605
Movie Gallery                                  64,570                1,619,416
Pep Boys - Manny, Moe & Jack                  124,623                1,693,627
Select Comfort                                 80,945(b)             1,724,938
Sonic Automotive                               80,410                1,873,553
Stage Stores                                   40,640(b)             1,795,069
Stein Mart                                     77,720                1,763,467
TBC                                            50,333(b)             1,427,947
Too                                            74,359(b)             1,917,719
Tractor Supply                                 80,140(b)             4,505,470
Zale                                          114,818(b)             3,903,812
Total                                                               65,388,948

Textiles, Apparel & Luxury Goods (1.8%)
Ashworth                                       31,180(b)               259,106
Brown Shoe                                     41,104                1,621,553
Fossil                                        126,130(b)             3,000,633
Haggar                                         14,126                  317,270
K-Swiss Cl A                                   67,254                2,271,168
Kellwood                                       62,344                1,515,583
Oxford Inds                                    34,398                1,617,050
Phillips-Van Heusen                            84,577                2,867,160
Quiksilver                                    262,348(b)             4,404,822
Russell                                        73,839                1,397,034
Stride Rite                                    81,215                1,137,010
Wolverine World Wide                          129,775                2,855,050
Total                                                               23,263,439

Thrifts & Mortgage Finance (2.3%)
Anchor BanCorp Wisconsin                       46,914                1,498,433
BankAtlantic Bancorp Cl A                     119,550                2,144,727
BankUnited Financial Cl A                      63,110                1,666,104
Brookline Bancorp                             138,295                2,214,103
Commercial Federal                             85,773                2,907,705
Dime Community Bancshares                      74,942                1,215,559
Downey Financial                               53,100                4,112,064
FirstFed Financial                             37,074(b)             2,316,384

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Thrifts & Mortgage Finance (cont.)
Flagstar Bancorp                              105,730               $1,948,604
Fremont General                               160,630                3,925,797
MAF Bancorp                                    68,589                3,025,461
Sterling Financial                             51,711(b)             2,018,280
Total                                                               28,993,221

Tobacco (0.1%)
Alliance One Intl                             195,995                1,187,730

Trading Companies & Distributors (0.8%)
Applied Industrial Technologies                61,344                2,191,821
Hughes Supply                                 149,007                4,234,779
Lawson Products                                15,611                  638,802
Watsco                                         57,524                2,724,337
Total                                                                9,789,739

Water Utilities (0.1%)
American States Water                          37,620                1,169,982

Total Common Stocks
(Cost: $869,759,099)                                            $1,244,892,999

Bond (--%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount
Timco Aviation Services
  Pay-in-kind
   01-02-07               8.00%               $11,490(g,h,i)               $--

Total Bond
(Cost: $121)                                                               $--

Short-Term Securities (4.9%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (0.8%)
Federal Natl Mtge Assn Disc Nt
   09-07-05               3.26%           $10,000,000               $9,963,889

Commercial Paper (4.1%)
CHARTA, LLC
  08-01-05                3.30             11,200,000(j)            11,196,920
Citibank Credit Card Dakota Nts
  08-01-05                3.30             11,100,000(j)            11,096,948
Merrill Lynch & Co
  08-01-05                3.30             29,800,000               29,791,805
Total                                                               52,085,673

Total Short-Term Securities
(Cost: $62,055,240)                                                $62,049,562

Total Investments in Securities
(Cost: $931,814,460)(k)                                         $1,306,942,561

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 0.3% of net assets.

(d) At July 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.6% of net assets. See Note 5 to the financial statements. 2.3% of net assets is the Fund's cash equivalent position.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      Type of security                                               Contracts

      Purchase contracts
      Russell 2000 Index, Sept. 2005                                        81

(g)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2005, is as follows:

      Security                               Acquisition                  Cost
                                                dates
      Timco Aviation Services
         8.00% Pay-in-kind 2007        02-21-03 thru 02-04-05             $121

(h) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(i)   Negligible market value.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $22,293,868 or 1.7% of net assets.

(k) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $931,814,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $463,436,000
      Unrealized depreciation                                      (88,307,000)
                                                                   -----------
      Net unrealized appreciation                                 $375,129,000
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
19 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Company Index Fund

July 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $931,814,460)                                                                            $1,306,942,561
Capital shares receivable                                                                                           125,173
Dividends and accrued interest receivable                                                                           525,668
Receivable for investment securities sold                                                                            92,230
                                                                                                                     ------
Total assets                                                                                                  1,307,685,632
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    44,666
Capital shares payable                                                                                               99,915
Payable for investment securities purchased                                                                         413,752
Payable upon return of securities loaned (Note 5)                                                                32,565,100
Accrued investment management services fee                                                                           12,622
Accrued distribution fee                                                                                             17,444
Accrued service fee                                                                                                      31
Accrued transfer agency fee                                                                                           1,086
Accrued administrative services fee                                                                                   2,072
Other accrued expenses                                                                                              182,723
                                                                                                                    -------
Total liabilities                                                                                                33,339,411
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,274,346,221
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,452,929
Additional paid-in capital                                                                                      841,551,881
Undistributed net investment income                                                                                 559,218
Accumulated net realized gain (loss)                                                                             55,689,966
Unrealized appreciation (depreciation) on investments (Note 6)                                                  375,092,227
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,274,346,221
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $  839,880,828
                                                           Class B                                           $  423,273,089
                                                           Class Y                                           $   11,192,304
Net asset value per share of outstanding capital stock:    Class A shares              93,138,012            $         9.02
                                                           Class B shares              50,932,490            $         8.31
                                                           Class Y shares               1,222,433            $         9.16
                                                                                        ---------            --------------
* Including securities on loan, at value (Note 5)                                                            $   31,337,597
                                                                                                             --------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
20 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Small Company Index Fund

Six months ended July 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $  6,613,420
Interest                                                                                                            134,340
Fee income from securities lending (Note 5)                                                                         190,496
   Less foreign taxes withheld                                                                                       (2,641)
                                                                                                                     ------
Total income                                                                                                      6,935,615
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                2,204,131
Distribution fee
   Class A                                                                                                        1,002,617
   Class B                                                                                                        2,032,710
Transfer agency fee                                                                                               1,051,292
Incremental transfer agency fee
   Class A                                                                                                           72,024
   Class B                                                                                                           64,789
Service fee -- Class Y                                                                                                7,897
Administrative services fees and expenses                                                                           379,101
Compensation of board members                                                                                         7,868
Custodian fees                                                                                                      154,338
Printing and postage                                                                                                185,843
Registration fees                                                                                                    47,612
Licensing fees                                                                                                       10,740
Audit fees                                                                                                           12,500
Other                                                                                                                29,271
                                                                                                                     ------
Total expenses                                                                                                    7,262,733
   Earnings credits on cash balances (Note 2)                                                                       (26,364)
                                                                                                                    -------
Total net expenses                                                                                                7,236,369
                                                                                                                  ---------
Investment income (loss) -- net                                                                                    (300,754)
                                                                                                                   --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                51,718,261
   Futures contracts                                                                                              2,728,112
                                                                                                                  ---------
Net realized gain (loss) on investments                                                                          54,446,373
Net change in unrealized appreciation (depreciation) on investments                                              60,981,471
                                                                                                                 ----------
Net gain (loss) on investments                                                                                  115,427,844
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $115,127,090
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Small Company Index Fund
                                                                                     July 31, 2005              Jan. 31, 2005
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $     (300,754)           $     (393,299)
Net realized gain (loss) on investments                                                54,446,373                91,780,955
Net change in unrealized appreciation (depreciation) on investments                    60,981,471                85,753,190
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                       115,127,090               177,140,846
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                                  --               (49,722,179)
      Class B                                                                                  --               (27,568,767)
      Class Y                                                                                  --                (1,209,371)
                                                                                      -----------               -----------
Total distributions                                                                            --               (78,500,317)
                                                                                      -----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             41,490,283               121,163,758
   Class B shares                                                                      16,897,941                35,840,364
   Class Y shares                                                                       3,177,880                10,416,022
Reinvestment of distributions at net asset value
   Class A shares                                                                              --                48,946,614
   Class B shares                                                                              --                27,216,584
   Class Y shares                                                                              --                 1,209,371
Payments for redemptions
   Class A shares                                                                    (122,809,634)             (185,675,894)
   Class B shares (Note 2)                                                            (64,423,258)             (140,594,047)
   Class Y shares                                                                     (12,978,382)               (8,646,958)
                                                                                      -----------               -----------
Increase (decrease) in net assets from capital share transactions                    (138,645,170)              (90,124,186)
                                                                                     ------------               -----------
Total increase (decrease) in net assets                                               (23,518,080)                8,516,343
Net assets at beginning of period                                                   1,297,864,301             1,289,347,958
                                                                                    -------------             -------------
Net assets at end of period                                                        $1,274,346,221            $1,297,864,301
                                                                                   ==============            ==============
Undistributed net investment income                                                $      559,218            $      859,972
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Small Company Index Fund

(Unaudited as to July 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-capitalization companies that are expected to provide investment results that correspond to the performance of the S&P SmallCap 600 Index.

The Fund offers Class A, Class B and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles require management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects
--------------------------------------------------------------------------------
23 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities

At July 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
24 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
25 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.38% to 0.34% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.10% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

--------------------------------------------------------------------------------
26 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $535,631 for Class A and $87,969 for Class B for the six months ended July 31, 2005.

Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B and 0.72% for Class Y of the Fund's average daily net assets.

During the six months ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $26,364 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $83,008,624 and $230,608,206, respectively, for the six months ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                               Six months ended July 31, 2005
                                           Class A        Class B      Class Y
Sold                                     4,996,544      2,203,511      374,909
Issued for reinvested distributions             --             --           --
Redeemed                               (14,770,202)    (8,399,440)  (1,525,551)
                                       -----------     ----------   ----------
Net increase (decrease)                 (9,773,658)    (6,195,929)  (1,150,642)
                                        ----------     ----------   ----------

                                                  Year ended Jan. 31, 2005
                                           Class A        Class B      Class Y
Sold                                    15,677,866      4,890,325    1,315,715
Issued for reinvested distributions      5,954,576      3,576,424      145,008
Redeemed                               (23,683,668)   (19,539,527)  (1,083,382)
                                       -----------    -----------   ----------
Net increase (decrease)                 (2,051,226)   (11,072,778)     377,341
                                        ----------    -----------      -------

--------------------------------------------------------------------------------
27 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At July 31, 2005, securities valued at $31,337,597 were on loan to brokers. For collateral, the Fund received $32,565,100 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $190,496 for the six months ended July 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

At July 31, 2005, investments in securities included securities valued at $1,767,335 that were pledged as collateral to cover initial margin deposits on 81 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2005 was $27,627,075 with a net unrealized loss of $35,874. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended July 31, 2005.

--------------------------------------------------------------------------------
28 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2005(f)        2005       2004        2003      2002
Net asset value, beginning of period                                     $8.21          $7.55      $5.14      $ 6.35     $6.50
                                                                         -----          -----      -----      ------     -----
Income from investment operations:
Net investment income (loss)                                                --             --         --          --      (.01)
Net gains (losses) (both realized and unrealized)                          .81           1.17       2.41       (1.21)      .13
                                                                         -----          -----      -----      ------     -----
Total from investment operations                                           .81           1.17       2.41       (1.21)      .12
                                                                         -----          -----      -----      ------     -----
Less distributions:
Distributions from realized gains                                           --           (.51)        --          --      (.27)
                                                                         -----          -----      -----      ------     -----
Net asset value, end of period                                           $9.02          $8.21      $7.55      $ 5.14     $6.35
                                                                         -----          -----      -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $840           $844       $792        $583      $705
Ratio of expenses to average daily net assets(b)                          .93%(c)        .91%       .96%        .98%      .96%
Ratio of net investment income (loss) to average daily net assets         .20%(c)        .24%      (.04%)      (.13%)    (.12%)
Portfolio turnover rate (excluding short-term securities)                   7%            12%        10%         16%       20%
Total return(d)                                                          9.87%(e)      15.42%     46.89%     (19.06%)    1.98%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2005(f)        2005       2004        2003      2002
Net asset value, beginning of period                                     $7.59          $7.07      $4.85      $ 6.04     $6.25
                                                                         -----          -----      -----      ------     -----
Income from investment operations:
Net investment income (loss)                                              (.01)          (.01)      (.05)       (.04)     (.05)
Net gains (losses) (both realized and unrealized)                          .73           1.04       2.27       (1.15)      .11
                                                                         -----          -----      -----      ------     -----
Total from investment operations                                           .72           1.03       2.22       (1.19)      .06
                                                                         -----          -----      -----      ------     -----
Less distributions:
Distributions from realized gains                                           --           (.51)        --          --      (.27)
                                                                         -----          -----      -----      ------     -----
Net asset value, end of period                                           $8.31          $7.59      $7.07      $ 4.85     $6.04
                                                                         -----          -----      -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $423           $434       $482        $370      $455
Ratio of expenses to average daily net assets(b)                         1.70%(c)       1.67%      1.73%       1.75%     1.72%
Ratio of net investment income (loss) to average daily net assets        (.56%)(c)      (.53%)     (.81%)      (.90%)    (.88%)
Portfolio turnover rate (excluding short-term securities)                   7%            12%        10%         16%       20%
Total return(d)                                                          9.49%(e)      14.48%     45.77%     (19.70%)    1.09%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2005(f)        2005       2004        2003      2002
Net asset value, beginning of period                                     $8.32          $7.63      $5.19      $ 6.40     $6.54
                                                                         -----          -----      -----      ------     -----
Income from investment operations:
Net investment income (loss)                                                --             --        .01          --        --
Net gains (losses) (both realized and unrealized)                          .84           1.20       2.43       (1.21)      .13
                                                                         -----          -----      -----      ------     -----
Total from investment operations                                           .84           1.20       2.44       (1.21)      .13
                                                                         -----          -----      -----      ------     -----
Less distributions:
Distributions from realized gains                                           --           (.51)        --          --      (.27)
                                                                         -----          -----      -----      ------     -----
Net asset value, end of period                                           $9.16          $8.32      $7.63      $ 5.19     $6.40
                                                                         -----          -----      -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $11            $20        $15         $10        $8
Ratio of expenses to average daily net assets(b)                          .76%(c)        .74%       .79%        .82%      .79%
Ratio of net investment income (loss) to average daily net assets         .37%(c)        .42%       .13%        .04%      .05%
Portfolio turnover rate (excluding short-term securities)                   7%            12%        10%         16%       20%
Total return(d)                                                         10.10%(e)      15.65%     47.01%     (18.91%)    2.12%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

                                                       Beginning           Ending              Expenses
                                                     account value      account value         paid during      Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,098.70            $4.79(c)            .93%
     Hypothetical (5% return before expenses)           $1,000            $1,019.96            $4.61(c)            .93%
Class B
     Actual(b)                                          $1,000            $1,094.90            $8.73(c)           1.70%
     Hypothetical (5% return before expenses)           $1,000            $1,016.18            $8.40(c)           1.70%
Class Y
     Actual(b)                                          $1,000            $1,101.00            $3.92(c)            .76%
     Hypothetical (5% return before expenses)           $1,000            $1,020.79            $3.77(c)            .76%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +9.87% for Class A, +9.49% for Class B and +10.10% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until Jan. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.89% for Class A; 1.65% for Class B and 0.72% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $4.58 for Class A, $8.48 for Class B and $3.71 for Class Y; the hypothetical expenses paid would have been $4.41 for Class A, $8.16 for Class B and $3.57 for Class Y.

--------------------------------------------------------------------------------
33 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On Feb. 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was at median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
34 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is at median.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
35 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
36 -- AXP SMALL COMPANY INDEX FUND -- 2005 SEMIANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  S&P 500 Index
        Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP S&P 500 Index Fund seeks
to provide shareholders with
long-term capital appreciation.

(This semiannual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  8

Financial Statements                      17

Notes to Financial Statements             20

Fund Expenses Example                     28

Approval of Investment Management
   Services Agreement                     30

Proxy Voting                              31

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSourceSM brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot AT JULY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
David Factor                              9/01                8

FUND OBJECTIVE

For investors seeking long-term capital appreciation.

Inception dates by class
D: 10/25/99          E: 10/25/99

Ticker symbols by class
D: ADIDX             E: ADIEX

Total net assets                                         $288.4 million

Number of holdings                                                  504

STYLE MATRIX

         STYLE
VALUE    BLEND   GROWTH
           X               LARGE
                           MEDIUM   SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials 19.7%
Information Technology 15.4%
Health Care 13.1%
Consumer
Discretionary 11.4%
Industrials 11.3%
Consumer Staples 10.1%
Energy 9.0%
Utilities 3.4%
Telecommunication Services 3.2%
Materials 2.9%
Short-Term Securities* 0.5%

* Of the 0.5%, 0.2% is due to security lending activity and 0.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil (Oil & Gas)                                            3.3%
General Electric (Industrial Conglomerates)                        3.2
Microsoft (Software)                                               2.3
Citigroup (Diversified Financial Services)                         2.0
Pfizer (Pharmaceuticals)                                           1.7
Johnson & Johnson (Pharmaceuticals)                                1.7
Bank of America (Commercial Banks)                                 1.5
Intel (Semiconductors & Semiconductor Equipment)                   1.5
Wal-Mart Stores (Food & Staples Retailing)                         1.5
American Intl Group (Insurance)                                    1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. These trademarks have been licensed for use by companies affiliated with Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of its subsidiaries or affiliates (the "Licensor") and the Licensor makes no representations regarding the advisability of investing in the Fund.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                     +5.05%        +5.45%         +5.32%

+5.05% = AXP S&P 500 Index Fund Class D
+5.45% = S&P 500 Index(1) (unmanaged)
+5.32% = Lipper S&P 500 Objective Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The performance of Class E may vary from that shown because of differences in expenses.

The indices do not reflect the effects of expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                         Class D              Class E
(Inception dates)                      (10/25/99)           (10/25/99)
                                           NAV                  NAV
at July 31, 2005
6 months*                                  +5.05%              +5.25%
1 year                                    +13.35%             +13.53%
3 years                                   +11.79%             +12.14%
5 years                                    -2.05%              -1.77%
Since inception                            +0.00%              +0.28%

at June 30, 2005
6 months*                                  -1.28%              -0.85%
1 year                                     +5.62%              +6.07%
3 years                                    +7.58%              +7.85%
5 years                                    -3.07%              -2.79%
Since inception                            -0.64%              -0.35%

* Not annualized.
--------------------------------------------------------------------------------
4 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager David Factor discusses the Fund's results and positioning for the six months ended July 31, 2005.

Q: How did AXP S&P 500 Index Fund perform for the six-month period ended July 31, 2005?

A: AXP S&P 500 Index Fund rose 5.05% (Class D shares) for the six months ended July 31, 2005. This was less than the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index), which advanced 5.45% during the same period. The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, returned 5.32% over the same time frame.

    Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund's Class D shares had an expense ratio of 0.64% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report. (See page 26.)

Q:  What market factors most significantly affected Fund performance?

A: The U.S. equity markets overall were quite weak in the first months of the semiannual period amid concerns about rising interest rates, a flatter yield curve, corporate earnings growth and higher energy costs. After continuing to give up ground early in the second calendar quarter, stocks then rallied in fits and starts, suggesting that investors were learning to live in harmony, at least temporarily, with higher oil prices and were also encouraged by speculation that the Federal Reserve Board (the Fed) tightening was nearing its end. Fear re-entered the picture when oil prices hit $60 per barrel in late June, and markets responded negatively. Nervousness about the overall strength of the economy and the extent and duration of the Fed's tightening cycle also resurfaced. Despite ongoing choppiness, July was a rather bullish month for the broad equity market, reflecting what many economists called a Goldilocks economy -- not too hot and not too cold.

    The trend toward an increased focus on the relative importance of dividends, both in terms of investor preference and in the number of companies either initiating or increasing dividend payments, continued during the period. As of the end of July 2005, the number of dividends declared year-to-date was up 7.5% over 2004 and the number of declared dividends increased 13.6% over 2004. Interestingly, in the first half of 2005, dividends started growing faster than corporate profits. In the first quarter of 2005, corporate earnings grew by less than 14%, while dividends increased by almost 16%. In the second quarter, dividends jumped by nearly 13%, or almost double the estimated 7% rate of profit growth. Dividends typically have grown faster than earnings only in economic downturns, like in 2001. However, this phenomenon is happening now midway into a business cycle -- a rare occurrence. Furthermore, evidence indicates that there is great potential for

--------------------------------------------------------------------------------
5 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Of those companies in the S&P 500 Index, 384 offered dividends to their shareholders. [END CALLOUT QUOTE]

    this trend to continue. Of those companies in the S&P 500 Index, 384 offered dividends to their shareholders as of the end of June 2005.

    For the six months overall, small-capitalization stocks generally outperformed large-caps, though mid-caps led the market advance. In the small-cap and mid-cap segments of the market, value outperformed growth. However, growth stocks modestly outpaced value stocks in the large-cap segment of the market.

Q: Which equity sectors and securities affected the S&P 500 Index's performance most during the six months?

A: Energy was the best performing sector for the period. Utilities also did well. On an industry level, real estate, energy equipment & services and construction materials provided the strongest returns for the Index. On the other hand, industrials and materials lagged the other sectors. Office electronics, automobiles and leisure equipment & products were the industries that detracted most.

    Several individual stocks contributed significantly to the performance of the S&P 500 Index over the six-month period. Some strong performers for the period were Exxon Mobil and ConocoPhillips, both energy giants in the U.S. Other positive contributors included electronics bellwether Intel and biotechnology front runner Amgen. Performance laggards for the S&P 500 Index during the semiannual period included General Electric, Tyco International, American International Group, IBM and Citigroup.

    Each sector and stock in the S&P 500 Index was represented in the Fund at a weighting that approximated that of the Index and therefore had a similar effect on the Fund.

Q:  What changes were made to the Fund?

A: The Fund strives to stay fully invested in the stocks that make up the S&P 500 Index, and we attempt to replicate the Index's performance. Standard & Poor's rebalances the S&P 500 Index each quarter, and we align the Fund's portfolio on that timetable as well. Overall portfolio turnover was just 3% for the semiannual period.

    During the first half of this fiscal year, Standard & Poor's made six additions and six deletions to the S&P 500 Index. We made the same changes within the Fund. Some of the additions came from companies that grew in capitalization beyond the S&P MidCap 400 Index, an unmanaged group of medium-sized company stocks. Others were the result of mergers & acquisitions or corporate restructurings. Companies that were added to the S&P 500 Index were Molson Coors

--------------------------------------------------------------------------------
6 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    Brewing, National Oilwell Varco, Sears Holdings Corp., Constellation Brands, DR Horton and Weatherford International. Deletions from the Index were Adolph Coors, Power-One, Sears Roebuck, Great Lakes Chemical, Veritas Software and Toys R Us.

Q:  How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in stocks that make up the S&P 500 Index, as we strive to mirror the performance of the Index. One change scheduled to be implemented during the third calendar quarter that may affect the Fund is that Standard & Poor's is expected to reconfigure the Index to reflect a "full float" of actively traded shares. Historically, the S&P 500 Index has been a market-capitalization weighted index, meaning that index composition is weighted according to the prices and number of total outstanding shares of its component stocks. Standard & Poor's plans to reconfigure the Index to reflect the elimination of shares not actively traded, such as certain shares held by company insiders. We began to transition the Fund during the first calendar quarter to the full float-adjusted methodology by moving to a "half float" methodology with the plan to completely move to the full float methodology along with Standard & Poor's during the third quarter. We implemented this transition in two stages, so as to minimize portfolio turnover and liquidity constraints at any given time.

    From a broader standpoint, we are reasonably confident the U.S. economy will continue to grow and that the much-publicized "soft patch" is likely behind us. While we believe the Fed will continue to raise short-term interest rates in the coming months, we do not see such further tightening as putting economic growth at risk. Within the equity market, we believe that the divergence in performance among large-capitalization, mid-capitalization and small-capitalization stocks will continue to diminish going forward. We further believe that style investing may become less critical ahead, with equity returns increasingly dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate.

--------------------------------------------------------------------------------
7 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

AXP S&P 500 Index Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (99.6%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.2%)
Boeing                                         20,994               $1,385,814
General Dynamics                                5,095                  586,893
Goodrich                                        3,059                  135,330
Honeywell Intl                                 21,675                  851,394
L-3 Communications Holdings                     3,015                  235,863
Lockheed Martin                                10,263                  640,411
Northrop Grumman                                9,126                  506,037
Raytheon                                       11,487                  451,784
Rockwell Collins                                4,531                  221,113
United Technologies                            26,002                1,318,301
Total                                                                6,332,940

Air Freight & Logistics (1.0%)
FedEx                                           7,674                  645,307
Ryder System                                    1,638                   63,866
United Parcel Service Cl B                     28,302                2,065,196
Total                                                                2,774,369

Airlines (0.1%)
Delta Air Lines                                 3,659(b)                10,831
Southwest Airlines                             18,734                  265,835
Total                                                                  276,666

Auto Components (0.2%)
Cooper Tire & Rubber                            1,627                   32,735
Dana                                            3,821                   60,028
Delphi                                         14,256                   75,557
Goodyear Tire & Rubber                          4,472(b)                77,858
Johnson Controls                                4,872(e)               279,847
Visteon                                         3,271                   29,112
Total                                                                  555,137

Automobiles (0.5%)
Ford Motor                                     46,747                  502,063
General Motors                                 14,369(h)               529,067
Harley-Davidson                                 7,233                  384,723
Total                                                                1,415,853

Beverages (2.2%)
Anheuser-Busch Companies                       19,721                  874,626
Brown-Forman Cl B                               2,290                  133,851
Coca-Cola                                      57,494                2,515,937

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Beverages (cont.)
Coca-Cola Enterprises                           8,961                 $210,584
Constellation Brands Cl A                       5,585(b)               153,029
Molson Coors Brewing Cl B                       1,992                  124,898
Pepsi Bottling Group                            4,974                  145,042
PepsiCo                                        42,534                2,319,379
Total                                                                6,477,346

Biotechnology (1.5%)
Amgen                                          31,430(b)             2,506,543
Applera-Applied
  Biosystems Group                              5,014(d)               104,391
Biogen Idec                                     8,754(b)               343,945
Chiron                                          3,762(b)               136,297
Genzyme                                         6,407(b)               476,745
Gilead Sciences                                11,480(b)               514,419
MedImmune                                       6,298(b)               178,926
Total                                                                4,261,266

Building Products (0.2%)
American Standard Companies                     4,541                  201,075
Masco                                          11,014                  373,485
Total                                                                  574,560

Capital Markets (2.8%)
Bank of New York                               19,771                  608,551
Bear Stearns Companies                          2,886                  294,689
Charles Schwab                                 28,952                  396,642
E*TRADE Financial                               9,360(b)               145,174
Federated Investors Cl B                        2,410                   76,975
Franklin Resources                              5,035                  406,929
Goldman Sachs Group                            11,231                1,207,108
Janus Capital Group                             5,764                   86,575
Lehman Brothers Holdings                        7,027                  738,749
Mellon Financial                               10,752                  327,506
Merrill Lynch & Co                             24,015                1,411,602
Morgan Stanley                                 27,831                1,476,435
Northern Trust                                  5,170                  262,636
State Street                                    8,413                  418,463
T Rowe Price Group                              3,138                  208,206
Total                                                                8,066,240

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
8 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Chemicals (1.6%)
Air Products & Chemicals                        5,819                 $347,743
Dow Chemical                                   24,423                1,171,083
Eastman Chemical                                2,037                  112,829
Ecolab                                          5,576                  187,242
EI du Pont de Nemours & Co                     25,298                1,079,719
Engelhard                                       3,060                   87,791
Hercules                                        2,874(b)                40,236
Intl Flavors & Fragrances                       2,253                   85,434
Monsanto                                        6,818                  459,329
PPG Inds                                        4,359                  283,466
Praxair                                         8,218                  405,887
Rohm & Haas                                     4,898                  225,602
Sigma-Aldrich                                   1,755                  112,601
Total                                                                4,598,962

Commercial Banks (5.6%)
AmSouth Bancorporation                          8,964                  250,185
Bank of America                               102,162                4,454,264
BB&T                                           13,877                  580,336
Comerica                                        4,285                  261,814
Compass Bancshares                              3,150                  151,862
Fifth Third Bancorp                            13,250                  571,075
First Horizon Natl                              3,155                  128,692
Huntington Bancshares                           5,897                  147,071
KeyCorp                                        10,356                  354,589
M&T Bank                                        2,485                  269,647
Marshall & Ilsley                               5,411                  248,473
Natl City                                      15,102                  557,415
North Fork Bancorporation                      12,134                  332,350
PNC Financial Services Group                    7,203                  394,868
Regions Financial                              11,789                  396,582
SunTrust Banks                                  8,630                  627,574
Synovus Financial                               7,904                  233,721
US Bancorp                                     46,564                1,399,714
Wachovia                                       40,053                2,017,870
Wells Fargo & Co                               42,861                2,629,095
Zions Bancorporation                            2,280                  162,974
Total                                                               16,170,171

Commercial Services & Supplies (0.9%)
Allied Waste Inds                               6,885(b)                59,073
Apollo Group Cl A                               4,148(b)               311,722
Avery Dennison                                  2,579                  146,152
Cendant                                        26,714                  570,611
Cintas                                          3,803                  168,587
Equifax                                         3,297                  120,011
H&R Block                                       4,194                  238,890
Monster Worldwide                               3,070(b)                93,236

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Services & Supplies (cont.)
Pitney Bowes                                    5,838                 $260,258
Robert Half Intl                                4,052                  137,322
RR Donnelley & Sons                             5,417                  195,283
Waste Management                               14,432                  405,828
Total                                                                2,706,973

Communications Equipment (2.7%)
ADC Telecommunications                          2,955(b)                77,244
Andrew                                          4,129(b)                45,378
Avaya                                          12,120(b)               125,200
CIENA                                          14,584(b)                32,668
Cisco Systems                                 162,340(b)             3,108,810
Comverse Technology                             5,088(b)               128,676
Corning                                        36,810(b)               701,231
JDS Uniphase                                   36,782(b)                55,541
Lucent Technologies                           112,538(b)               329,736
Motorola                                       62,288                1,319,260
QUALCOMM                                       41,498                1,638,755
Scientific-Atlanta                              3,873                  149,111
Tellabs                                        11,381(b)               110,623
Total                                                                7,822,233

Computers & Peripherals (3.6%)
Apple Computer                                 20,924(b)               892,409
Dell                                           61,502(b)             2,488,985
EMC                                            61,040(b)               835,638
Gateway                                         7,544(b)                30,025
Hewlett-Packard                                73,321                1,805,162
Intl Business Machines                         40,986                3,420,691
Lexmark Intl Cl A                               3,217(b)               201,706
NCR                                             4,738(b)               164,456
Network Appliance                               9,301(b)               237,269
QLogic                                          2,313(b)                71,819
Sun Microsystems                               86,534(b)               332,291
Total                                                               10,480,451

Construction & Engineering (--%)
Fluor                                           2,199                  140,296

Construction Materials (0.1%)
Vulcan Materials                                2,588                  181,781

Consumer Finance (1.3%)
American Express                               29,747                1,636,085
Capital One Financial                           6,401                  528,083
MBNA                                           32,203                  810,227
Providian Financial                             7,471(b)               141,202
SLM                                            10,658                  548,780
Total                                                                3,664,377

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Containers & Packaging (0.2%)
Ball                                            2,804                 $106,412
Bemis                                           2,722                   73,494
Pactiv                                          3,787(b)                83,390
Sealed Air                                      2,125(b)               112,753
Temple-Inland                                   3,158                  125,656
Total                                                                  501,705

Distributors (0.1%)
Genuine Parts                                   4,434                  203,033

Diversified Financial Services (3.4%)
CIT Group                                       5,340                  235,708
Citigroup                                     132,149                5,748,481
JPMorgan Chase & Co                            89,381                3,140,848
Moody's                                         7,010                  331,643
Principal Financial Group                       7,465                  328,087
Total                                                                9,784,767

Diversified Telecommunication Services (2.8%)
ALLTEL                                          9,663                  642,590
AT&T                                           20,354                  403,009
BellSouth                                      46,515                1,283,814
CenturyTel                                      3,331                  114,486
Citizens Communications                         8,645                  113,595
McLeodUSA Cl A Escrow                           2,746(b,f,g)                --
Qwest Communications Intl                      42,475(b)               162,255
SBC Communications                             83,906                2,051,502
Sprint                                         37,586                1,011,063
Verizon Communications                         70,299                2,406,335
Total                                                                8,188,649

Electric Utilities (2.3%)
Allegheny Energy                                4,135(b)               117,848
Ameren                                          5,172                  287,667
American Electric Power                         9,753                  377,441
CenterPoint Energy                              7,381                  101,415
Cinergy                                         5,043                  222,648
Consolidated Edison                             6,180                  297,629
DTE Energy                                      4,428                  208,116
Edison Intl                                     8,274                  338,241
Entergy                                         5,384                  419,629
Exelon                                         16,994                  909,518
FirstEnergy                                     8,381                  417,206
FPL Group                                       9,956                  429,303
PG&E                                            9,401                  353,760
Pinnacle West Capital                           2,489                  113,996
PPL                                             4,822                  296,939
Progress Energy                                 6,326                  282,203
Southern                                       18,911                  661,696

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Electric Utilities (cont.)
TECO Energy                                     5,255                  $99,635
TXU                                             6,091                  527,724
Xcel Energy                                    10,220                  198,370
Total                                                                6,660,984

Electrical Equipment (0.4%)
American Power Conversion                       4,607                  129,503
Cooper Inds Cl A                                2,358                  152,280
Emerson Electric                               10,583                  696,361
Rockwell Automation                             4,441                  228,756
Total                                                                1,206,900

Electronic Equipment & Instruments (0.3%)
Agilent Technologies                           10,980(b)               288,116
Jabil Circuit                                   4,680(b)               145,969
Molex                                           4,270                  120,585
Sanmina-SCI                                    13,348(b)                63,803
Solectron                                      24,698(b)                94,840
Symbol Technologies                             6,164                   71,749
Tektronix                                       2,248                   56,335
Total                                                                  841,397

Energy Equipment & Services (1.5%)
Baker Hughes                                    8,602                  486,357
BJ Services                                     4,113                  250,852
Halliburton                                    12,849                  720,186
Nabors Inds                                     3,777(b,c)             247,205
Natl Oilwell Varco                              4,370(b)               228,770
Noble                                           3,454                  232,040
Rowan Companies                                 2,754                   94,077
Schlumberger                                   14,966                1,253,252
Transocean                                      8,287(b)               467,635
Weatherford Intl                                3,515(b)               222,429
Total                                                                4,202,803

Food & Staples Retailing (2.8%)
Albertson's                                     9,356                  199,376
Costco Wholesale                               12,134                  557,800
CVS                                            20,584                  638,722
Kroger                                         18,517(b)               367,562
Safeway                                        11,385                  276,656
SUPERVALU                                       3,460                  122,484
SYSCO                                          16,079                  579,809
Wal-Mart Stores                                84,983                4,193,911
Walgreen                                       25,972                1,243,020
Total                                                                8,179,340

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Food Products (1.1%)
Archer-Daniels-Midland                         15,838                 $363,324
Campbell Soup                                   8,246                  254,389
ConAgra Foods                                  13,158                  298,818
General Mills                                   9,388                  444,991
Hershey                                         5,522                  352,690
HJ Heinz                                        8,892                  327,048
Kellogg                                         8,881                  402,398
McCormick & Co                                  3,440                  119,643
Sara Lee                                       20,000                  398,600
WM Wrigley Jr                                   4,977                  354,064
Total                                                                3,315,965

Gas Utilities (0.2%)
KeySpan                                         4,394                  178,792
Nicor                                           1,121                   45,759
NiSource                                        6,911                  167,868
Peoples Energy                                    964                   41,597
Total                                                                  434,016

Health Care Equipment & Supplies (2.3%)
Bausch & Lomb                                   1,365                  115,547
Baxter Intl                                    15,766                  619,130
Becton, Dickinson & Co                          6,410                  354,922
Biomet                                          6,389                  243,613
Boston Scientific                              19,052(b)               551,555
CR Bard                                         2,664                  177,929
Fisher Scientific Intl                          3,045(b)               204,167
Guidant                                         8,251                  567,669
Hospira                                         4,016(b)               153,612
Medtronic                                      30,718                1,656,928
Millipore                                       1,276(b)                78,181
PerkinElmer                                     3,294                   69,108
St. Jude Medical                                9,196(b)               435,982
Stryker                                         9,528                  515,370
Thermo Electron                                 4,098(b)               122,366
Waters                                          2,984(b)               135,116
Zimmer Holdings                                 6,274(b)               516,727
Total                                                                6,517,922

Health Care Providers & Services (2.6%)
Aetna                                           7,384                  571,522
AmerisourceBergen                               2,681                  192,469
Cardinal Health                                10,875                  647,933
Caremark Rx                                    11,525(b)               513,785
CIGNA                                           3,329                  355,371
Express Scripts                                 3,760(b)               196,648
Five Star Quality Care                             --(b)                     2
HCA                                            10,649                  524,463

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
Health Management
  Associates Cl A                               6,267                 $149,155
Humana                                          4,115(b)               163,983
IMS Health                                      5,761                  156,872
Laboratory Corp of
  America Holdings                              3,418(b)               173,190
Manor Care                                      2,191                   83,170
McKesson                                        7,491                  337,095
Medco Health Solutions                          7,040(b)               341,018
Quest Diagnostics                               4,630                  237,704
Tenet Healthcare                               11,901(b)               144,478
UnitedHealth Group                             31,526                1,648,809
WellPoint                                      15,562(b)             1,100,855
Total                                                                7,538,522

Hotels, Restaurants & Leisure (1.5%)
Carnival Unit                                  13,390                  701,636
Darden Restaurants                              3,694                  128,182
Harrah's Entertainment                          4,620                  363,779
Hilton Hotels                                   9,700                  240,075
Intl Game Technology                            8,726                  238,743
Marriott Intl Cl A                              5,044                  345,363
McDonald's                                     32,196                1,003,549
Starbucks                                       9,899(b)               520,192
Starwood Hotels & Resorts
  Worldwide Unit                                5,492                  347,753
Wendy's Intl                                    2,925                  151,223
Yum! Brands                                     7,366                  385,610
Total                                                                4,426,105

Household Durables (0.7%)
Black & Decker                                  2,032                  183,510
Centex                                          3,246                  240,139
DR Horton                                       6,900                  283,452
Fortune Brands                                  3,687                  348,606
KB HOME                                         2,116                  173,322
Leggett & Platt                                 4,819                  121,873
Maytag                                          2,021                   34,094
Newell Rubbermaid                               6,990                  173,841
Pulte Homes                                     3,014                  282,171
Snap-On                                         1,461                   53,589
Stanley Works                                   1,923                   94,092
Whirlpool                                       1,704                  136,286
Total                                                                2,124,975

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Household Products (1.8%)
Clorox                                          3,921                 $218,988
Colgate-Palmolive                              13,288                  703,467
Kimberly-Clark                                 12,155                  775,003
Procter & Gamble                               62,864                3,497,124
Total                                                                5,194,582

Industrial Conglomerates (4.4%)
3M                                             19,556                1,466,700
General Electric                              269,430                9,295,335
Textron                                         3,433                  254,626
Tyco Intl                                      51,305(c)             1,563,263
Total                                                               12,579,924

Insurance (4.4%)
ACE                                             7,300(c)               337,333
AFLAC                                          12,746                  574,845
Allstate                                       16,968                1,039,460
Ambac Financial Group                           2,753                  197,776
American Intl Group                            65,918                3,968,263
Aon                                             8,073                  205,377
Chubb                                           4,959                  440,458
Cincinnati Financial                            4,234                  174,525
Hartford Financial Services Group               7,532                  606,853
Jefferson-Pilot                                 3,452                  173,187
Lincoln Natl                                    4,414                  213,196
Loews                                           4,059                  339,454
Marsh & McLennan Companies                     13,546                  392,428
MBIA                                            3,443                  209,128
MetLife                                        18,625                  915,233
Progressive                                     5,050                  503,435
Prudential Financial                           13,262                  887,228
Safeco                                          3,237                  177,841
St. Paul Travelers Companies                   17,111                  753,226
Torchmark                                       2,646                  138,306
UnumProvident                                   7,562                  144,812
XL Capital Cl A                                 3,565(c)               256,038
Total                                                               12,648,402

Internet & Catalog Retail (0.4%)
eBay                                           30,862(b)             1,289,414

Internet Software & Services (0.4%)
Yahoo!                                         33,344(b)             1,111,689

IT Services (1.1%)
Affiliated Computer Services Cl A               3,215(b)               160,654
Automatic Data Processing                      14,816                  657,979
Computer Sciences                               4,680(b)               214,250
Convergys                                       3,607(b)                52,482
Electronic Data Systems                        13,178                  271,071

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

IT Services (cont.)
First Data                                     19,773                 $813,460
Fiserv                                          4,857(b)               215,505
Paychex                                         9,037                  315,482
Sabre Holdings Cl A                             3,333                   63,994
SunGard Data Systems                            7,376(b)               264,725
Unisys                                          8,608(b)                55,694
Total                                                                3,085,296

Leisure Equipment & Products (0.2%)
Brunswick                                       2,470                  115,003
Eastman Kodak                                   7,292                  194,988
Hasbro                                          4,253                   93,311
Mattel                                         10,454                  194,967
Total                                                                  598,269

Machinery (1.5%)
Caterpillar                                    17,346                  935,123
Cummins                                         1,110                   94,838
Danaher                                         6,988                  387,485
Deere & Co                                      6,264                  460,592
Dover                                           5,179                  213,686
Eaton                                           3,830                  250,252
Illinois Tool Works                             6,933                  593,811
Ingersoll-Rand Cl A                             4,279(c)               334,489
ITT Inds                                        2,342                  249,189
Navistar Intl                                   1,675(b)                57,201
PACCAR                                          4,419                  319,140
Pall                                            3,161                   97,896
Parker Hannifin                                 3,048                  200,315
Total                                                                4,194,017

Media (3.6%)
Clear Channel Communications                   12,960                  423,014
Comcast Cl A                                   56,027(b)             1,721,709
Dow Jones & Co                                  1,801                   67,592
Gannett                                         6,311                  460,451
Interpublic Group of Companies                 10,743(b)               134,288
Knight-Ridder                                   1,892                  118,364
McGraw-Hill Companies                           9,514                  437,739
Meredith                                        1,139                   56,381
New York Times Cl A                             3,694                  116,435
News Corp Cl A                                 73,270                1,200,163
Omnicom Group                                   4,663                  395,749
Time Warner                                   119,036(b)             2,025,992
Tribune                                         7,564                  276,086
Univision Communications Cl A                   7,386(b)               208,876
Viacom Cl B                                    40,962                1,371,816
Walt Disney                                    51,853                1,329,511
Total                                                               10,344,166

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Metals & Mining (0.7%)
Alcoa                                          22,158                 $621,532
Allegheny Technologies                          2,284                   66,396
Freeport-McMoRan Copper &
  Gold Cl B                                     4,565                  183,878
Newmont Mining                                 11,335                  425,629
Nucor                                           4,072                  225,792
Phelps Dodge                                    2,467                  262,612
United States Steel                             2,901                  123,728
Total                                                                1,909,567

Multi-Utilities & Unregulated Power (0.9%)
AES                                            16,593(b)               266,318
Calpine                                        13,666(b)                45,371
CMS Energy                                      5,554(b)                87,975
Constellation Energy Group                      4,511                  271,607
Dominion Resources                              8,644                  638,446
Duke Energy                                    23,533                  695,165
Dynegy Cl A                                     8,431(b)                46,876
Public Service Enterprise Group                 6,060                  389,658
Sempra Energy                                   6,076                  258,230
Total                                                                2,699,646

Multiline Retail (1.3%)
Big Lots                                        2,894(b)                37,535
Dillard's Cl A                                  1,826                   41,742
Dollar General                                  7,659                  155,631
Family Dollar Stores                            4,236                  109,289
Federated Dept Stores                           4,328                  328,365
JC Penney                                       6,687                  375,408
Kohl's                                          8,289(b)               467,085
May Dept Stores                                 7,603                  312,103
Nordstrom                                       6,244                  231,090
Sears Holdings                                  2,595(b)               400,227
Target                                         22,441                1,318,410
Total                                                                3,776,885

Office Electronics (0.1%)
Xerox                                          24,342(b)               321,558

Oil & Gas (7.6%)
Amerada Hess                                    2,181                  257,053
Anadarko Petroleum                              5,990                  529,217
Apache                                          8,340                  570,456
Ashland                                         1,705                  104,772
Burlington Resources                            9,794                  627,893
Chevron                                        53,306                3,092,281
ConocoPhillips                                 35,366                2,213,558
Devon Energy                                   12,028                  674,651
El Paso                                        16,375                  196,500
EOG Resources                                   6,076                  371,244

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Oil & Gas (cont.)
Exxon Mobil                                   161,714               $9,500,698
Kerr-McGee                                      2,963                  237,662
Kinder Morgan                                   2,761                  245,342
Kinder Morgan Management LLC                    --(b)                       22
Marathon Oil                                    9,243                  539,421
Occidental Petroleum                           10,122                  832,838
Sunoco                                          1,748                  219,776
Unocal                                          6,905                  447,789
Valero Energy                                   6,520                  539,726
Williams Companies                             14,504                  308,065
XTO Energy                                      9,166                  321,635
Total                                                               21,830,599

Paper & Forest Products (0.4%)
Georgia-Pacific                                 6,609                  225,697
Intl Paper                                     12,451                  393,452
Louisiana-Pacific                               2,813                   75,445
MeadWestvaco                                    4,733                  138,298
Weyerhaeuser                                    6,227                  429,538
Total                                                                1,262,430

Personal Products (0.6%)
Alberto-Culver                                  2,168                   97,820
Avon Products                                  11,984                  391,997
Gillette                                       25,343                1,360,159
Total                                                                1,849,976

Pharmaceuticals (6.8%)
Abbott Laboratories                            39,395                1,836,989
Allergan                                        3,309                  295,725
Bristol-Myers Squibb                           49,641                1,240,032
Eli Lilly & Co                                 28,782                1,621,002
Forest Laboratories                             8,650(b)               345,308
Johnson & Johnson                              75,539                4,831,475
King Pharmaceuticals                            6,139(b)                68,450
Merck & Co                                     55,967                1,738,335
Mylan Laboratories                              6,845                  118,829
Pfizer                                        188,876                5,005,215
Schering-Plough                                37,471                  780,146
Watson Pharmaceuticals                          2,798(b)                93,453
Wyeth                                          34,003                1,555,637
Total                                                               19,530,596

Real Estate Investment Trust (0.6%)
Apartment Investment &
  Management Cl A                               2,420                  106,480
Archstone-Smith Trust                           5,050                  214,625
Equity Office Properties Trust                 10,346                  366,766
Equity Residential                              7,280                  294,112

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Real Estate Investment Trust (cont.)
Plum Creek Timber                               4,676                 $176,987
ProLogis                                        4,735                  215,727
Simon Property Group                            5,586                  445,427
Total                                                                1,820,124

Road & Rail (0.6%)
Burlington Northern Santa Fe                    9,566                  518,956
CSX                                             5,498                  250,379
Norfolk Southern                               10,268                  382,072
Union Pacific                                   6,677                  469,460
Total                                                                1,620,867

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices                         10,030(b)               201,402
Altera                                          9,442(b)               206,497
Analog Devices                                  9,400                  368,480
Applied Materials                              41,757                  770,834
Applied Micro Circuits                          7,788(b)                23,442
Broadcom Cl A                                   7,441(b)               318,252
Freescale Semiconductor Cl B                   10,211(b)               262,933
Intel                                         156,810                4,255,824
KLA-Tencor                                      5,006                  258,810
Linear Technology                               7,777                  302,214
LSI Logic                                       9,848(b)                96,116
Maxim Integrated Products                       8,337                  349,070
Micron Technology                              15,619(b)               185,554
Natl Semiconductor                              8,870                  219,178
Novellus Systems                                3,515(b)               101,408
NVIDIA                                          4,294(b)               116,196
PMC-Sierra                                      4,593(b)                45,149
Teradyne                                        4,972(b)                77,215
Texas Instruments                              42,224                1,341,034
Xilinx                                          8,914                  252,712
Total                                                                9,752,320

Software (3.8%)
Adobe Systems                                  12,428                  368,366
Autodesk                                        5,808                  198,576
BMC Software                                    5,633(b)               107,534
Citrix Systems                                  4,299(b)               102,445
Computer Associates Intl                       13,523                  371,206
Compuware                                       9,825(b)                82,825
Electronic Arts                                 7,792(b)               448,819
Intuit                                          4,704(b)               225,792
Mercury Interactive                             2,202(b)                86,693
Microsoft                                     255,254                6,537,054
Novell                                          9,682(b)                58,867
Oracle                                        112,231(b)             1,524,097

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Software (cont.)
Parametric Technology                           6,906(b)               $47,651
Siebel Systems                                 13,118                  110,191
Symantec                                       30,278(b,e)             665,208
Total                                                               10,935,324

Specialty Retail (2.4%)
AutoNation                                      5,675(b)               122,523
AutoZone                                        1,669(b)               162,627
Bed Bath & Beyond                               7,499(b)               344,204
Best Buy                                        7,580(e)               580,628
Circuit City Stores                             4,856                   88,622
Gap                                            19,246                  406,283
Home Depot                                     54,521                2,372,209
Limited Brands                                  9,667                  235,681
Lowe's Companies                               19,630                1,299,899
Office Depot                                    8,015(b)               227,466
OfficeMax                                       1,800                   53,460
RadioShack                                      3,960                   92,941
Sherwin-Williams                                3,175                  151,162
Staples                                        18,711                  426,049
Tiffany & Co                                    3,644                  124,005
TJX Companies                                  11,950                  280,945
Total                                                                6,968,704

Textiles, Apparel & Luxury Goods (0.4%)
Coach                                           9,580(b)               336,354
Jones Apparel Group                             3,060                   93,544
Liz Claiborne                                   2,758                  114,760
Nike Cl B                                       5,804                  486,376
Reebok Intl                                     1,418                   59,981
VF                                              2,532                  149,489
Total                                                                1,240,504

Thrifts & Mortgage Finance (1.7%)
Countrywide Financial                          14,928                  537,408
Fannie Mae                                     24,594                1,373,820
Freddie Mac                                    17,546                1,110,311
Golden West Financial                           7,180                  467,562
MGIC Investment                                 2,401                  164,661
Sovereign Bancorp                               9,266                  222,291
Washington Mutual                              22,287                  946,752
Total                                                                4,822,805

Tobacco (1.4%)
Altria Group                                   52,609                3,522,699
Reynolds American                               2,958                  246,431
UST                                             4,196                  193,100
Total                                                                3,962,230

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Trading Companies & Distributors (--%)
WW Grainger                                     2,117                 $131,931

Wireless Telecommunication Services (0.3%)
Nextel Communications Cl A28,581(b)           994,619

Total Common Stocks
(Cost: $232,831,582)                                              $287,103,148

Short-Term Security (0.5%)(i)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency
Federal Natl Mtge Assn Disc Nt
   08-01-05               3.21%            $1,500,000               $1,499,599

Total Short-Term Security
(Cost: $1,499,732)                                                  $1,499,599

Total Investments in Securities
(Cost: $234,331,314)(j)                                           $288,602,747

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 0.9% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 6 to the financial statements):

      Type of security                                               Contracts

      Purchase contracts
      E-Mini S&P 500 Index, Sept. 2005                                       2
      S&P 500 Index, Sept. 2005                                              3

(f)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2005, is as follows:

      Security                           Acquisition                      Cost
                                            date
      McLeodUSA Cl A Escrow                05-15-02                        $--

(g)   Negligible market value.

(h) At July 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(i) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 5 to the financial statements. 0.3% of net assets is the Fund's cash equivalent position.

(j) At July 31, 2005, the cost of securities for federal income tax purposes was approximately $234,331,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $63,623,000
      Unrealized depreciation                                       (9,351,000)
                                                                    ----------
      Net unrealized appreciation                                  $54,272,000
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
16 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP S&P 500 Index Fund

July 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $234,331,314)                                                                              $288,602,747
Cash in bank on demand deposit                                                                                      141,938
Capital shares receivable                                                                                            50,710
Dividends and accrued interest receivable                                                                           350,148
Receivable for investment securities sold                                                                               937
                                                                                                                        ---
Total assets                                                                                                    289,146,480
                                                                                                                -----------
Liabilities
Payable for investment securities purchased                                                                          99,465
Payable upon return of securities loaned (Note 5)                                                                   532,000
Accrued investment management services fee                                                                            1,911
Accrued distribution fee                                                                                                463
Accrued transfer agency fee                                                                                           1,413
Accrued administrative services fee                                                                                     637
Other accrued expenses                                                                                              123,738
                                                                                                                    -------
Total liabilities                                                                                                   759,627
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $288,386,853
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    600,615
Additional paid-in capital                                                                                      285,755,624
Undistributed net investment income                                                                               2,512,129
Accumulated net realized gain (loss) (Note 8)                                                                   (54,777,258)
Unrealized appreciation (depreciation) on investments (Note 6)                                                   54,295,743
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $288,386,853
                                                                                                               ============
Net assets applicable to outstanding shares:               Class D                                             $ 67,085,932
                                                           Class E                                             $221,300,921
Net asset value per share of outstanding capital stock:    Class D shares              14,030,309              $       4.78
                                                           Class E shares              46,031,143              $       4.81
                                                                                       ----------              ------------
* Including securities on loan, at value (Note 5)                                                              $    515,480
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP S&P 500 Index Fund

Six months ended July 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 2,799,158
Interest                                                                                                             76,513
Fee income from securities lending (Note 5)                                                                           4,390
                                                                                                                      -----
Total income                                                                                                      2,880,061
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  360,283
Distribution fee -- Class D                                                                                          83,623
Transfer agency fee                                                                                                 269,474
Administrative services fees and expenses                                                                           121,152
Compensation of board members                                                                                         5,468
Custodian fees                                                                                                       72,775
Printing and postage                                                                                                 51,651
Registration fees                                                                                                    15,549
Licensing fees                                                                                                       10,740
Audit fees                                                                                                           10,250
Other                                                                                                                 5,498
                                                                                                                      -----
Total expenses                                                                                                    1,006,463
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                     (337,391)
                                                                                                                   --------
                                                                                                                    669,072
   Earnings credits on cash balances (Note 2)                                                                        (1,374)
                                                                                                                     ------
Total net expenses                                                                                                  667,698
                                                                                                                    -------
Investment income (loss) -- net                                                                                   2,212,363
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 3,442,776
   Futures contracts                                                                                                292,965
                                                                                                                    -------
Net realized gain (loss) on investments                                                                           3,735,741
Net change in unrealized appreciation (depreciation) on investments                                               9,188,692
                                                                                                                  ---------
Net gain (loss) on investments                                                                                   12,924,433
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $15,136,796
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP S&P 500 Index Fund

                                                                                     July 31, 2005              Jan. 31, 2005
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                     $   2,212,363             $   6,234,595
Net realized gain (loss) on investments                                                 3,735,741               (15,790,506)
Net change in unrealized appreciation (depreciation) on investments                     9,188,692                30,106,275
                                                                                        ---------                ----------
Net increase (decrease) in net assets resulting from operations                        15,136,796                20,550,364
                                                                                       ----------                ----------
Distributions to shareholders from:
   Net investment income
      Class D                                                                                  --                (1,042,772)
      Class E                                                                                  --                (5,256,818)
                                                                                       ----------                ----------
Total distributions                                                                            --                (6,299,590)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class D shares                                                                       7,894,012                16,252,134
   Class E shares                                                                       8,840,278                47,734,521
Reinvestment of distributions at net asset value
   Class D shares                                                                              --                 1,042,772
   Class E shares                                                                              --                 5,256,818
Payments for redemptions
   Class D shares                                                                     (13,328,248)              (21,032,589)
   Class E shares                                                                    (100,719,820)             (161,807,661)
                                                                                     ------------              ------------
Increase (decrease) in net assets from capital share transactions                     (97,313,778)             (112,554,005)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                               (82,176,982)              (98,303,231)
Net assets at beginning of period                                                     370,563,835               468,867,066
                                                                                      -----------               -----------
Net assets at end of period                                                         $ 288,386,853             $ 370,563,835
                                                                                    =============             =============
Undistributed net investment income                                                 $   2,512,129             $     299,766
                                                                                    -------------             -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP S&P 500 Index Fund

(Unaudited as to July 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While the Fund may track its index closely, it is typically unable to match the performance of the index exactly, primarily due to fund operating expenses and transaction costs.

The Fund offers Class D and Class E shares and are sold without a sales charge. Class E shares are only available to Ameriprise (formerly American Express) brokerage accounts or qualifying institutional investors.

Both classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs between classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects
--------------------------------------------------------------------------------
20 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities

At July 31, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Option transactions

As part of its indexing strategy, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Futures transactions

As part of its indexing strategy, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
21 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
22 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

Under an Investment Management Services Agreement, Riversource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.24% to 0.21% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.080% to 0.065% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class D $19.50

o  Class E $19.50

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class D shares.

--------------------------------------------------------------------------------
23 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

For the six months ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.64% for Class D and 0.39% for Class E. Of these waived fees and expenses, the transfer agency fees waived for Class D and Class E were $76,011 and $209,452, respectively, and the management fees waived at the Fund level were $51,928. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until Jan. 31, 2006, such that net expenses will not exceed 0.59% for Class D and 0.34% for Class E of the Fund's average daily net assets.

Shares held in the Fund for less than 180 days are subject to a redemption fee of 0.50% of the proceeds of the redeemed shares. The redemption fee is retained by the Fund and accounted for as an addition to paid-in capital. For accounts under $10,000, an annual fee of $10 is charged and deducted from the shareholder's account.

During the six months ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $1,374 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,296,515 and $55,301,037, respectively, for the six months ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                Six months ended July 31, 2005
                                                   Class D            Class E
Sold                                             1,716,197          1,914,575
Issued for reinvested distributions                     --                 --
Redeemed                                        (2,891,075)       (21,823,108)
                                                ----------        -----------
Net increase (decrease)                         (1,174,878)       (19,908,533)
                                                ----------        -----------

                                                   Year ended Jan. 31, 2005
                                                   Class D            Class E
Sold                                             3,674,310         10,734,806
Issued for reinvested distributions                226,689          1,137,839
Redeemed                                        (4,785,910)       (36,640,721)
                                                ----------        -----------
Net increase (decrease)                           (884,911)       (24,768,076)
                                                  --------        -----------

--------------------------------------------------------------------------------
24 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At July 31, 2005, securities valued at $515,480 were on loan to brokers. For collateral, the Fund received $532,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $4,390 for the six months ended July 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. STOCK INDEX FUTURES CONTRACTS

At July 31, 2005, investments in securities included securities valued at $677,596 that were pledged as collateral to cover initial margin deposits on 5 open purchase contracts. The notional market value of the open purchase contracts at July 31, 2005 was $1,051,280 with a net unrealized gain of $24,310. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended July 31, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $49,784,007 at Jan. 31, 2005, that if not offset by capital gains will expire as follows:

         2009         2010           2011             2012           2013
      $2,387,603   $5,744,216     $9,288,103       $16,618,673    $15,745,412

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class D
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2005(f)        2005       2004        2003      2002
Net asset value, beginning of period                                     $4.55          $4.38      $3.31      $ 4.36     $5.30
                                                                         -----          -----      -----      ------     -----
Income from investment operations:
Net investment income (loss)                                               .03            .07        .04         .03       .02
Net gains (losses) (both realized and unrealized)                          .20            .17       1.07       (1.05)     (.91)
                                                                         -----          -----      -----      ------     -----
Total from investment operations                                           .23            .24       1.11       (1.02)     (.89)
                                                                         -----          -----      -----      ------     -----
Less distributions:
Dividends from net investment income                                        --           (.07)      (.04)       (.03)     (.02)
Distributions from realized gains                                           --             --         --          --      (.03)
                                                                         -----          -----      -----      ------     -----
Total distributions                                                         --           (.07)      (.04)       (.03)     (.05)
                                                                         -----          -----      -----      ------     -----
Net asset value, end of period                                           $4.78          $4.55      $4.38      $ 3.31     $4.36
                                                                         -----          -----      -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $67            $69        $70         $56       $38
Ratio of expenses to average daily net assets(b),(c)                      .64%(d)        .62%       .64%        .63%      .64%
Ratio of net investment income (loss) to average daily net assets        1.26%(d)       1.41%      1.13%       1.03%      .74%
Portfolio turnover rate (excluding short-term securities)                   3%             6%         4%          9%       27%
Total return                                                             5.05%(e)       5.43%     33.72%     (23.43%)  (16.74%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class D would have been 0.87% for the six months ended July 31, 2005 and 0.82%, 0.69%, 0.84% and 0.97% for the years ended Jan. 31, 2005, 2004, 2003 and
     2002, respectively.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
26 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Class E
Per share income and capital changes(a)
Fiscal period ended Jan. 31,                                              2005(f)        2005       2004        2003      2002
Net asset value, beginning of period                                     $4.57          $4.39      $3.32      $ 4.37     $5.31
                                                                         -----          -----      -----      ------     -----
Income from investment operations:
Net investment income (loss)                                               .04            .08        .05         .04       .03
Net gains (losses) (both realized and unrealized)                          .20            .18       1.07       (1.05)     (.91)
                                                                         -----          -----      -----      ------     -----
Total from investment operations                                           .24            .26       1.12       (1.01)     (.88)
                                                                         -----          -----      -----      ------     -----
Less distributions:
Dividends from net investment income                                        --           (.08)      (.05)       (.04)     (.03)
Distributions from realized gains                                           --             --         --          --      (.03)
                                                                         -----          -----      -----      ------     -----
Total distributions                                                         --           (.08)      (.05)       (.04)     (.06)
                                                                         -----          -----      -----      ------     -----
Net asset value, end of period                                           $4.81          $4.57      $4.39      $ 3.32     $4.37
                                                                         -----          -----      -----      ------     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $221           $301       $398        $261      $187
Ratio of expenses to average daily net assets(b),(c)                      .39%(d)        .38%       .39%        .38%      .39%
Ratio of net investment income (loss) to average daily net assets        1.53%(d)       1.64%      1.37%       1.30%      .98%
Portfolio turnover rate (excluding short-term securities)                   3%             6%         4%          9%       27%
Total return                                                             5.25%(e)       5.90%     33.91%     (23.24%)  (16.55%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earning credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class E would have been 0.61% for the six months ended July 31, 2005 and 0.56%, 0.44%, 0.59% and 0.72% for the years ended Jan. 31, 2005, 2004, 2003 and
     2002, respectively.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended July 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period. An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). This fee will not apply to certain qualifying institutional investors. If your account value is below $10,000, the impact to your ending account value would be a decrease of $10 and the total expenses paid during the period would be an increase of $10.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). This fee will not apply to certain qualifying institutional investors. If your account value is below $10,000, the impact to your ending account value would be a decrease of $10 and the total expenses paid during the period would be an increase of $10.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
28 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

                                                       Beginning           Ending              Expenses
                                                     account value      account value         paid during      Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class D
     Actual(b)                                          $1,000            $1,050.50            $3.22(c)            .64%
     Hypothetical (5% return before expenses)           $1,000            $1,021.38            $3.17(c)            .64%
Class E
     Actual(b)                                          $1,000            $1,052.50            $1.96(c)            .39%
     Hypothetical (5% return before expenses)           $1,000            $1,022.61            $1.93(c)            .39%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +5.05% for Class D and +5.25% for Class E.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until Jan. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.59% for Class D and 0.34% for Class E. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $2.97 for Class D and $1.71 for Class E; the hypothetical expenses paid would have been $2.92 for Class D and $1.69 for Class E.

--------------------------------------------------------------------------------
29 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was at median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
30 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is at median.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
31 -- AXP S&P 500 INDEX FUND -- 2005 SEMIANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Market Advantage Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          Oct. 3, 2005